UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2015

Date of reporting period: DECEMBER 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the December 31, 2015 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 26, 2016.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

12/15 SF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of –4.5% for the year ending December 31, 2015, compared to a return of 1.4% for the S&P 500 Index.

MARKET COMMENTARY

U.S. equity markets were volatile in 2015: after a significant selloff in August and September, the S&P 500 rebounded during the fourth quarter to finish the year up just over 1%. Global oil prices declined 35% during the year, which aided U.S. household purchasing power and hindered the profitability of oil and gas companies. Consumer Discretionary was the strongest sector (up 10%) of the S&P 500, while Energy was the worst-performing sector (down 21%).

In the United States, economic activity expanded at a moderate pace: household spending and business investment increased, and the housing market strengthened. Labor market conditions continued to improve, with solid job gains and reduced unemployment. Growth was tempered by the stronger U.S. dollar and weaker demand for U.S. exports. In December, the U.S. Federal Reserve (Fed) raised the federal funds rate for the first time in nine years. The 0.25 percentage point increase ended a historic seven-year period with the federal funds rate close to 0%, aimed at stimulating the economy. Fed Chair Janet Yellen reiterated the Fed’s intent to normalize monetary policy gradually; the timing and size of future adjustments will be based on economic conditions in relation to the Fed’s goals of maximum employment and 2% inflation.

Global growth expectations declined and emerging markets faced significant macroeconomic challenges during the year. China’s slowing economic growth contributed to depressed commodity prices (e.g., global copper prices plummeted 24%) and weighed on the global economy. The stronger U.S. dollar and prospects for higher U.S. interest rates negatively affected economies in need of external financing, such as Brazil.

INVESTMENT STRATEGY

As a value-oriented manager, 2015 was a challenging year for absolute and relative performance. Across equities, value stocks (the lower valuation portion of the market) underperformed growth stocks (the higher valuation portion of the market) by one of the widest spreads since the global financial crisis. The Fund was significantly affected by this performance divergence. Many of the S&P 500’s higher-valuation growth companies, not held by the Fund, outperformed significantly. In addition, some individual Fund holdings (e.g., HP Inc.(a), Time Warner, Wal-Mart) significantly detracted from results for the year, and the Fund’s Energy holdings were negatively impacted by falling oil prices.

We extensively revisited and retested our thinking on many of the Fund’s holdings during 2015. Our equity and fixed income teams regularly work together to evaluate risk and reward as we look at investment opportunities across a company’s capital structure, and this collaboration intensified during the year. As a part of our bottom-up research process, our investment teams thoroughly investigated individual company concerns, challenged analyst assumptions, and conducted further due diligence. For example, a group of portfolio managers and analysts travelled to Houston to better understand shale economics and met with company management teams, suppliers, competitors, and industry consultants. In addition, we conducted intensive reviews to evaluate the key factors affecting a company’s capital structure, end-market demand, and relative competitiveness. Through this comprehensive process, we reaffirmed our view that the Fund’s holdings have attractive valuations relative to their fundamental outlook over our three- to five-year investment horizon.

During the year, U.S. valuation disparities widened overall: companies with higher valuations became more expensive relative to companies with lower valuations. As valuations became more attractive, we added selectively to existing holdings, including Baker Hughes, Bank of America, Cigna, EMC Corp., HP Inc., and MetLife.(b) We also identified 8 new investment opportunities (including American Express, Anthem, Concho Resources, and VMware) and exited 13 holdings (including Chevron, General Electric, and PayPal).

We continue to be optimistic about the long-term outlook for the portfolio. Our value-oriented approach has led us to invest in companies where we believe the long-term potential is not reflected in the current price. Three examples—American Express, Hewlett Packard Enterprise, and HP Inc.—are discussed below.

American Express

American Express—the largest new purchase in the Fund during 2015—provides charge and credit card products and travel-related services to consumers and businesses worldwide. The company is the number one credit/charge card issuer and merchant acquirer in the United States measured by billed business, and its network is the second largest after Visa. Historically, American Express has generated attractive returns due to its vertical integration and strong value proposition for high-spending customers.

In 2015, American Express’ stock declined 24%(c) due to concerns that the company’s business model is under pressure: Costco U.S. and JetBlue terminated their exclusive relationships with the card company and the Department of Justice questioned American Express’ ability to enforce rules prohibiting merchants from steering customers to other credit cards. As a result, American Express’ valuation relative to the market is at a historically low level (13 times forward estimated earnings(d)). We initiated a position in the company because we believe these near-term concerns have obscured a long-term investment opportunity. The company has an attractive business model that produces high returns on capital by encouraging more affluent and creditworthy customers to use the company’s credit and charge cards. American Express’ highly perceived rewards program, customer service, and strong brand recognition help attract and retain wealthier customers. The company should benefit from a continued industry shift from paper to plastic payments and growth in its third-party issued cards business. We believe American Express will be able to maintain its strong return on equity and improve profitability in the long run. On December 31, American Express was a 1.4% position in the Fund.

PAGE 2 ▪ DODGE & COX STOCK FUND

Hewlett Packard Enterprise and HP Inc.

After providing strong returns in 2013 and 2014, Hewlett-Packard was the Fund’s largest detractor from results during 2015. Hewlett-Packard recently split into two entities—Hewlett Packard Enterprise and HP Inc.—which should result in greater focus and flexibility for each company to achieve its strategic goals. To assess secular challenges and evaluate the risks and opportunities of each stand-alone business, we met numerous times with their management teams and competitors and spoke with industry consultants. As a result, we added to the Fund’s positions in both companies. On December 31, Hewlett Packard Enterprise was a 2.5% position and HP Inc. was a 1.8% position in the Fund.

Hewlett Packard Enterprise, one of the largest vendors in information technology (IT), consists of the enterprise technology infrastructure, software, and services segments of the old Hewlett-Packard. We acknowledge the company faces headwinds: the shift to the cloud has negatively impacted all on-premise IT vendors, continued public cloud adoption will likely erode the company’s market share, and competition is keen. Despite these risks, we believe Hewlett Packard Enterprise is an attractive investment due to its strong market positions across its portfolio (e.g., top provider of servers, number two position in IT services), scale advantages, and opportunities to improve its margin structure. Meg Whitman—the CEO of Hewlett Packard Enterprise—has overseen sound acquisitions (e.g., 3Par), new product launches, and cost reduction programs during her tenures at Hewlett-Packard and eBay. Management is actively cutting costs and retooling its product and service offerings to improve the company’s competitiveness. Margins in the Enterprise Services segment should expand as the company optimizes its contract mix and delivery models. The company trades at a compelling valuation (eight times forward estimated earnings), which is among the lowest in the S&P 500.

As the leader in printing and personal computer sales globally, HP Inc.’s key challenge is declining revenues. Partly due to the stronger U.S. dollar, consensus estimates have the company’s sales declining approximately 10% in 2016. Many investors believe a shrinking market for hardware and ink may be too difficult to overcome; we believe this view of the company’s prospects is too pessimistic. HP’s management is aggressively cutting costs and has plans to introduce more new products. For example, HP has portions of its printing business (e.g., high-end graphics production) that are currently growing and may increase share in the established copier market and in the more nascent 3D print market. Moreover, the company generates robust free cash flow. Trading at seven times forward estimated earnings, HP remains an attractive investment opportunity with strong business prospects given its large valuation discount to the overall market.

IN CLOSING

On December 31, the Fund’s portfolio of 63 companies traded at 13.8 times forward estimated earnings, a significant discount to the S&P 500 (17.4 times forward estimated earnings). We remain confident in the prospects for the portfolio over our three- to five-year investment horizon and believe it is positioned to benefit from long-term global growth opportunities.

Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment philosophy and process. Our approach—constructing a diversified portfolio through in-depth, independent research, a long-term investment horizon, and a focus on valuation relative to underlying fundamentals—continues to guide us through this period. We remain confident that our enduring value-oriented approach will benefit the Fund in the years ahead.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)	After Hewlett-Packard Co. split into two companies, HP Inc. retained the HPQ ticker symbol. HP Inc.’s –37% return in 2015 includes Hewlett-Packard Co.’s performance through October 2015.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(c)	All returns are total returns unless otherwise noted.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.

DODGE & COX STOCK FUND ▪ PAGE 3

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 5.9 percentage points in 2015.

Key Detractors from Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (down 6% compared to up 10% for the S&P 500 sector) hindered performance. Media holdings Twenty-First Century Fox (down 29%) and Time Warner (down 23%) were particularly weak.

▪	Wal-Mart, the Fund’s only holding in the Consumer Staples sector (down 27% compared to up 7% for the S&P 500 sector), hurt returns.
▪	The Fund’s holdings in the Information Technology sector (flat compared to up 6% for the S&P 500 sector) detracted from results. HP Inc. (down 37%) and NetApp (down 35%) performed poorly.
▪

The Fund’s holdings in the Energy sector (down 26% compared to down 21% for the S&P 500 sector) hurt results. National Oilwell Varco (down 47%), Apache (down 28%), and Schlumberger (down 16%) were key detractors.

▪	Capital One (down 11%) was also a detractor.

Key Contributors to Relative Results

▪

The Fund’s average overweight position (6% versus 3%) and holdings in the Health Care Providers & Services industry (up 18% compared to up 12% for the S&P 500 industry) helped returns. Cigna (up 42%) and UnitedHealth Group (up 18%) were particularly strong.

▪	In the Materials sector (up 14% compared to down 9% for the S&P 500 sector), the Fund’s only holding, Celanese, and lack of holdings in the Metals & Mining industry (down 39%) contributed to results.
▪	Additional contributors included Alphabet (up 45%), Time Warner Cable (up 25%), Maxim Integrated Products (up 23%), Microsoft (up 23%), and Charles Schwab (up 10%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	–4.47%	11.64%	5.69%	10.05%
S&P 500 Index	1.41	12.58	7.31	8.19

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of McGraw Hill Financial.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$942.40	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$162.77
Total Net Assets (billions)	$54.8
Expense Ratio	0.52%
Portfolio Turnover Rate	15%
30-Day SEC Yield(a)	1.38%
Number of Companies	63
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$38	$18
Weighted Average Market Capitalization (billions)	$116	$140
Price-to-Earnings Ratio(b)	13.8x	17.4x
Foreign Securities not in the S&P 500(c)	9.1%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Wells Fargo & Co.	4.1
Microsoft Corp.	4.0
Capital One Financial Corp.	3.9
Time Warner Cable, Inc.	3.9
Charles Schwab Corp.	3.7
Alphabet, Inc.	3.4
Bank of America Corp.	3.4
Novartis AG (Switzerland)	2.9
EMC Corp.	2.7
Schlumberger, Ltd.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	26.4	16.5
Information Technology	24.6	20.7
Health Care	16.5	15.2
Consumer Discretionary	15.1	13.0
Energy	7.3	6.5
Industrials	4.2	10.0
Consumer Staples	2.1	10.1
Materials	0.9	2.6
Telecommunication Services	0.7	2.4
Utilities	0.0	3.0

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios for the equity securities held in the Fund and the S&P 500 are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign securities are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives). A majority of the short-term investments position is equitized using futures contracts.

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS: 97.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.1%
AUTOMOBILES & COMPONENTS: 0.4%
Harley-Davidson, Inc.	4,886,500	$221,798,235

CONSUMER DURABLES & APPAREL: 0.6%
Coach, Inc.	10,088,700	330,203,151

MEDIA: 11.8%
Comcast Corp., Class A	25,658,797	1,447,925,915
DISH Network Corp., Class A(a)	6,691,149	382,599,900
News Corp., Class A	4,912,806	65,635,088
Time Warner Cable, Inc.	11,437,410	2,122,668,922
Time Warner, Inc.	22,227,832	1,437,473,895
Twenty-First Century Fox, Inc., Class A	28,934,626	785,864,442
Twenty-First Century Fox, Inc., Class B	9,350,000	254,600,500

		6,496,768,662
RETAILING: 2.3%
Liberty Interactive Corp. QVC Group, Series A(a)	12,317,275	336,507,953
Target Corp.	5,760,586	418,276,150
The Priceline Group, Inc.(a)	390,900	498,377,955

		1,253,162,058

		8,301,932,106
CONSUMER STAPLES: 2.1%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	18,678,550	1,144,995,115

ENERGY: 7.3%
Apache Corp.(c)	15,359,845	683,052,307
Baker Hughes, Inc.	20,362,050	939,708,607
Concho Resources, Inc.(a)	3,115,000	289,258,900
National Oilwell Varco, Inc.	12,598,000	421,907,020
Schlumberger, Ltd.(b) (Curacao/United States)	20,848,845	1,454,206,939
Weatherford International PLC(a)(b) (Ireland)	23,907,400	200,583,086

		3,988,716,859
FINANCIALS: 26.4%
BANKS: 10.5%
Bank of America Corp.	110,553,200	1,860,610,356
BB&T Corp.	14,494,144	548,023,585
JPMorgan Chase & Co.	16,665,200	1,100,403,156
Wells Fargo & Co.	41,962,641	2,281,089,165

		5,790,126,262
DIVERSIFIED FINANCIALS: 13.6%
American Express Co.	10,720,800	745,631,640
Bank of New York Mellon Corp.	31,721,024	1,307,540,609
Capital One Financial Corp.(c)	29,786,611	2,149,997,582
Charles Schwab Corp.	61,864,400	2,037,194,692
Goldman Sachs Group, Inc.	6,694,800	1,206,603,804

		7,446,968,327
INSURANCE: 2.3%
AEGON NV(b) (Netherlands)	69,285,166	392,846,891
MetLife, Inc.	17,662,700	851,518,767

		1,244,365,658

		14,481,460,247
HEALTH CARE: 16.5%
HEALTH CARE EQUIPMENT & SERVICES: 7.0%
Anthem, Inc.	1,288,685	179,694,237
Cigna Corp.	8,052,484	1,178,319,984
Express Scripts Holding Co.(a)	14,813,071	1,294,810,536
Medtronic PLC(b) (Ireland)	3,749,600	288,419,232
UnitedHealth Group, Inc.	7,678,063	903,247,331

		3,844,491,320

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.5%
AstraZeneca PLC ADR(b) (United Kingdom)	7,564,200	$256,804,590
Merck & Co., Inc.	14,316,800	756,213,376
Novartis AG ADR(b) (Switzerland)	18,828,500	1,620,004,140
Roche Holding AG ADR(b) (Switzerland)	34,496,900	1,189,108,143
Sanofi ADR(b) (France)	31,765,829	1,354,812,607
Thermo Fisher Scientific, Inc.	226,010	32,059,518

		5,209,002,374

		9,053,493,694
INDUSTRIALS: 4.2%
CAPITAL GOODS: 0.9%
Danaher Corp.	4,719,600	438,356,448
NOW, Inc.(a)	1,690,218	26,739,249

		465,095,697
COMMERCIAL & PROFESSIONAL SERVICES: 1.4%
ADT Corp.(c)	11,138,437	367,345,652
Tyco International PLC(b) (Ireland)	12,974,975	413,771,953

		781,117,605
TRANSPORTATION: 1.9%
FedEx Corp.	7,158,399	1,066,529,867

		2,312,743,169
INFORMATION TECHNOLOGY: 24.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Maxim Integrated Products, Inc.(c)	13,535,740	514,358,120

SOFTWARE & SERVICES: 10.8%
Alphabet, Inc., Class A(a)	670,700	521,811,307
Alphabet, Inc., Class C(a)	1,837,253	1,394,254,556
Cadence Design Systems, Inc.(a)	7,977,200	166,005,532
eBay, Inc.(a)	1,838,244	50,514,945
Microsoft Corp.	39,336,600	2,182,394,568
Symantec Corp.(c)	54,111,000	1,136,331,000
Synopsys, Inc.(a)(c)	9,193,469	419,314,121
VMware, Inc.(a)	1,309,375	74,071,344

		5,944,697,373
TECHNOLOGY, HARDWARE & EQUIPMENT: 12.9%
Cisco Systems, Inc.	39,857,711	1,082,336,142
Corning, Inc.	33,952,000	620,642,560
EMC Corp.	57,817,203	1,484,745,773
Hewlett Packard Enterprise Co.(c)	90,984,995	1,382,971,924
HP, Inc.	84,807,695	1,004,123,109
Juniper Networks, Inc.	3,231,546	89,190,670
NetApp, Inc.(c)	21,532,731	571,263,353
TE Connectivity, Ltd.(b) (Switzerland)	12,541,775	810,324,083

		7,045,597,614

		13,504,653,107
MATERIALS: 0.9%
Celanese Corp., Series A(c)	7,219,998	486,122,465

TELECOMMUNICATION SERVICES: 0.7%
Sprint Corp.(a)	107,816,127	390,294,380

TOTAL COMMON STOCKS (Cost $40,821,453,282)		$53,664,411,142

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS: 2.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$55,422,858	$55,422,858

REPURCHASE AGREEMENT: 2.2%
Fixed Income Clearing Corporation(d) 0.08%, dated 12/31/15, due 1/4/16, maturity value $1,204,155,704	1,204,145,000	1,204,145,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,259,567,858)		$1,259,567,858

TOTAL INVESTMENTS (Cost $42,081,021,140)	100.1%	$54,923,979,000
OTHER ASSETS LESS LIABILITIES	(0.1%)	(78,854,493)

NET ASSETS	100.0%	$54,845,124,507

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.750%, 12/31/20. Total collateral value is $1,228,232,788.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index—Long Position	12,023	Mar 2016	$1,223,580,710	$1,713,207

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015
ASSETS:
Investments, at value
Unaffiliated issuers (cost $37,049,990,593)	$48,896,755,368
Affiliated issuers (cost $5,031,030,547)	6,027,223,632

54,923,979,000
Cash held at broker	55,305,169
Receivable for investments sold	15,637,977
Receivable for Fund shares sold	61,926,918
Dividends and interest receivable	60,350,707
Prepaid expenses and other assets	309,904

55,117,509,675

LIABILITIES:
Payable to broker for variation margin	11,542,080
Payable for investments purchased	59,141,766
Payable for Fund shares redeemed	176,752,622
Management fees payable	23,485,250
Accrued expenses	1,463,450

272,385,168

NET ASSETS	$54,845,124,507

NET ASSETS CONSIST OF:
Paid in capital	$41,101,955,700
Undistributed net investment income	7,503,253
Undistributed net realized gain	890,994,487
Net unrealized appreciation	12,844,671,067

$54,845,124,507

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	336,950,058
Net asset value per share	$162.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $20,876,250)
Unaffiliated issuers	$954,579,629
Affiliated issuers	150,632,113
Interest	72,003

1,105,283,745

EXPENSES:
Management fees	293,725,621
Custody and fund accounting fees	724,423
Transfer agent fees	4,195,938
Professional services	231,414
Shareholder reports	1,262,127
Registration fees	262,297
Trustees’ fees	237,500
Miscellaneous	3,225,585

303,864,905

NET INVESTMENT INCOME	801,418,840

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Unaffiliated issuers	2,784,965,660
Affiliated issuers	212,205,714
Index futures contracts	(14,553,232)
Net change in unrealized appreciation/depreciation
Investments	(6,398,781,160)
Index futures contracts	1,713,207

Net realized and unrealized loss	(3,414,449,811)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,613,030,971)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$801,418,840	$919,834,389
Net realized gain	2,982,618,142	2,333,359,854
Net change in unrealized appreciation/depreciation	(6,397,067,953)	2,407,499,870

	(2,613,030,971)	5,660,694,113

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(813,298,971)	(908,453,128)
Net realized gain	(2,475,923,268)	(840,004,493)

Total distributions	(3,289,222,239)	(1,748,457,621)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,399,154,348	9,175,796,977
Reinvestment of distributions	3,094,798,205	1,609,896,035
Cost of shares redeemed	(10,006,695,861)	(9,285,324,011)

Net increase from Fund share transactions	487,256,692	1,500,369,001

Total increase/(decrease) in net assets	(5,414,996,518)	5,412,605,493

NET ASSETS:
Beginning of year	60,260,121,025	54,847,515,532

End of year (including undistributed net investment income of $7,503,253 and $19,383,384, respectively)	$54,845,124,507	$60,260,121,025

SHARE INFORMATION:
Shares sold	41,883,366	52,472,086
Distributions reinvested	18,759,974	9,034,682
Shares redeemed	(56,738,159)	(53,255,380)

Net increase in shares outstanding	3,905,181	8,251,388

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long S&P 500 futures contracts to provide equity exposure in an amount comparable to the Fund’s net cash position. During the year ended December 31, 2015, these S&P 500 futures contracts had notional values ranging from 0% to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$53,664,411,142	$—
Short-term Investments
Money Market Fund	55,422,858	—
Repurchase Agreement	—	1,204,145,000

Total	$53,719,834,000	$1,204,145,000

Other Financial Instruments(c)
Index Futures Contracts
Appreciation	$1,713,207	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015. There were no Level 3 securities at December 31, 2015 and 2014, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain (loss), and Index Futures Contracts. During the year, the Fund recognized net realized gains of $68,854,889 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2015, the cost of investments for federal income tax purposes was $42,086,555,899.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$813,298,971	$908,453,128
	($2.460 per share)	($2.800 per share)

Long-term capital gain	$2,475,923,268	$840,004,493
	($7.577 per share)	($2.560 per share)

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$15,260,989,069
Unrealized depreciation	(2,423,565,968)

Net unrealized appreciation	12,837,423,101
Undistributed ordinary income	7,503,253
Undistributed long-term capital gain	898,242,453

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $178,907 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015 purchases and sales of securities, other than short-term securities, aggregated $8,811,129,493 and $11,133,446,900, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2015. Purchase and sale transactions and dividend income earned during the year on these securities were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
ADT Corp.	11,819,337	—	(680,900)	11,138,437	$9,613,243		$367,345,652
AOL, Inc.	7,100,754	—	(7,100,754)	—	—	(b)	—
Apache Corp.	18,390,028	918,617	(3,948,800)	15,359,845	17,987,095		—	(c)
Capital One Financial Corp.	28,169,211	2,020,000	(402,600)	29,786,611	43,659,793		2,149,997,582
Celanese Corp., Series A	9,220,971	—	(2,000,973)	7,219,998	9,652,893		—	(c)
Hewlett Packard Enterprise Co.	—	91,237,195	(252,200)	90,984,995	5,004,175		1,382,971,924
Maxim Integrated Products, Inc.	16,326,840	500,000	(3,291,100)	13,535,740	17,840,454		—	(c)
NetApp, Inc.	19,794,000	2,800,000	(1,061,269)	21,532,731	14,697,360		571,263,353
Symantec Corp.	51,921,000	2,340,000	(150,000)	54,111,000	32,177,100		1,136,331,000
Synopsys, Inc.	13,627,969	—	(4,434,500)	9,193,469	—	(b)	419,314,121

					$150,632,113		$6,027,223,632

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at year end

DODGE & COX STOCK FUND ▪ PAGE 13

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$180.94	$168.87	$121.90	$101.64	$107.76
Income from investment operations:
Net investment income	2.42	2.83	2.11	1.98	1.76
Net realized and unrealized gain (loss)	(10.55)	14.60	46.97	20.26	(6.13)

Total from investment operations	(8.13)	17.43	49.08	22.24	(4.37)

Distributions to shareholders from:
Net investment income	(2.46)	(2.80)	(2.11)	(1.98)	(1.75)
Net realized gain	(7.58)	(2.56)	—	—	—

Total distributions	(10.04)	(5.36)	(2.11)	(1.98)	(1.75)

Net asset value, end of year	$162.77	$180.94	$168.87	$121.90	$101.64

Total return	(4.47)%	10.43%	40.55%	22.01%	(4.08)%
Ratios/supplemental data:
Net assets, end of year (millions)	$54,845	$60,260	$54,848	$39,841	$36,562
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.36%	1.62%	1.45%	1.72%	1.62%
Portfolio turnover rate	15%	17%	15%	11%	16%

See accompanying Notes to Financial Statements

PAGE 14 ▪ DODGE & COX STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

DODGE & COX STOCK FUND ▪ PAGE 15

SPECIAL 2015 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $1,125,715,182 of its distributions paid to shareholders in 2015 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 100% of its ordinary dividends paid to shareholders in 2015 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals

PAGE 16 ▪ DODGE & COX STOCK FUND

than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board considered independent research indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

DODGE & COX STOCK FUND ▪ PAGE 17

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2015)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 19

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

12/15 GSF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of –8.1% for the year ending December 31, 2015, compared to a return of
–0.9% for the MSCI World Index.

MARKET COMMENTARY

Global growth expectations declined during 2015. Slower growth in China, the largest consumer of raw materials worldwide, was of particular significance as it negatively impacted commodity prices, as well as the currencies of commodity-driven economies. Global copper prices plummeted 24% and oil prices plunged 35%. The Brazilian real and South African rand depreciated 33% and 25%, respectively, relative to the U.S. dollar. Prospects for higher U.S. interest rates, coupled with the U.S. dollar’s sharp appreciation against major global currencies, further exacerbated conditions for those emerging market economies in need of external financing. As a result, while the MSCI Emerging Markets index was down 6% in local currency for the year, it was down 15% in U.S. dollars.

In Europe, a dampened economic recovery and a weaker inflation outlook led the European Central Bank to extend its asset purchase program aimed at reviving the economy. The Bank of Japan, in turn, introduced measures to supplement its already large Quantitative and Qualitative Easing Program, as economic activity softened and inflation hovered around zero. In contrast, economic activity in the United States expanded at a moderate pace: household spending and business investment increased, the housing market strengthened, and labor market conditions continued to improve, with solid job gains and reduced unemployment. After a significant selloff in August and September, the S&P 500 rebounded during the fourth quarter to finish the year up just over 1%.

INVESTMENT STRATEGY

As a value-oriented manager, 2015 was a challenging year for absolute and relative performance. Across equities, value stocks (the lower valuation portion of the market) underperformed growth stocks (the higher valuation portion of the market) by one of the widest spreads since the global financial crisis. The Fund was significantly affected by this performance divergence. For example, in the United States, many higher-valuation growth companies, not held by the Fund, outperformed significantly. In addition, emerging markets collectively underperformed developed markets. The Fund’s investments in individual companies domiciled in a number of especially weak emerging market countries (including Brazil, South Africa, and Turkey) negatively impacted results. Finally, several individual holdings—HP Inc(a), MTN Group, Petrobras, and Standard Chartered—meaningfully detracted from results for the year.

Throughout 2015, we continued to revisit and retest our thinking on many of the Fund’s holdings. Our equity and fixed income teams regularly work together to evaluate risk and reward as we look at investment opportunities around the world. As part of our bottom-up research process, our investment teams thoroughly investigated individual company concerns, challenged analyst assumptions, and conducted further due diligence. In addition, we conducted macroeconomic reviews to evaluate the key factors affecting a company’s capital structure, end-market demand, and relative competitiveness. Through this comprehensive process, we reaffirmed our view that the Fund’s holdings have attractive valuations relative to their fundamental outlook over our three- to five-year investment horizon.

During the year, valuation disparities widened globally: companies with higher valuations became more expensive relative to companies with lower valuations. As valuations became more attractive, we added selectively to existing holdings, including Bank of America, EMC Corp., HP Inc., and Standard Chartered.(b) We also identified 6 new investment opportunities (including Anthem, Cisco, JD.com, and Priceline) and exited 17 holdings (including PayPal and Unilever).

We continue to be optimistic about the long-term outlook for the portfolio. Our value-oriented approach has led us to invest in companies where we believe the long-term potential is not reflected in the current price. Three examples—Standard Chartered, Hewlett Packard Enterprise, and HP Inc.—are discussed below.

Standard Chartered

Standard Chartered, domiciled in the United Kingdom, provides consumer and wholesale banking services to customers in Asia, Africa, and the Middle East. The company has a strong global franchise with a broad network across the developing world that would be very difficult to replicate. Standard Chartered’s global payments and trade business is a particular strength: local roots from its longstanding presence allow for local currency funding, and cooperation across the network provides integrated wholesale banking services to clients. During 2015, Standard Chartered’s performance suffered from the slowdown in emerging markets, large fines from legacy issues, rising restructuring costs, and deteriorating asset quality. As a result, Standard Chartered’s stock was down 39%(c) in U.S. dollars and its valuation fell to 0.6 times tangible book value, a historically low level.(d)

In 2015, we met with Standard Chartered’s new executive team on multiple occasions to better understand its strategy and priorities. This management team is focused on streamlining the organization and prioritizing profitability over growth. They have a realistic assessment of current balance sheet issues, as evidenced by the recent $5.1 billion capital raise that provides ample new capital to fortify the balance sheet, resolve legacy issues, and accelerate their restructuring plans. The company seeks to cut costs, exit peripheral businesses, and increase investments to improve systems and further diversify its geographic footprint. In addition, Standard Chartered has been able to attract high-caliber talent with some key new hires. Based on the bank’s leading franchise, strong balance sheet, management’s initiatives, and low valuation, we recently added to the holding. On December 31, Standard Chartered was a 2.1% position in the Fund.

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

Hewlett Packard Enterprise and HP Inc.

After providing strong returns in 2013 and 2014, Hewlett-Packard was the Fund’s largest detractor from results during 2015. Hewlett-Packard recently split into two entities—Hewlett Packard Enterprise and HP Inc.—which should result in greater focus and flexibility for each company to achieve its strategic goals. To assess secular challenges and evaluate the risks and opportunities of each stand-alone business, we met numerous times with their management teams and competitors and spoke with industry consultants. As a result, Hewlett Packard Enterprise was a 1.8% position and HP Inc. was a 1.4% position in the Fund on December 31.

Hewlett Packard Enterprise, one of the largest vendors in information technology (IT), consists of the enterprise technology infrastructure, software, and services segments of the old Hewlett-Packard. We acknowledge the company faces headwinds: the shift to the cloud has negatively impacted all on-premise IT vendors, continued public cloud adoption will likely erode the company’s market share, and competition is keen. Despite these risks, we believe Hewlett Packard Enterprise is an attractive investment due to its strong market positions across its portfolio (e.g., top provider of servers, number two position in IT services), scale advantages, and opportunities to improve its margin structure. Meg Whitman—the CEO of Hewlett Packard Enterprise—has overseen sound acquisitions (e.g., 3Par), new product launches, and cost reduction programs during her tenures at Hewlett-Packard and eBay. Management is actively cutting costs and retooling its product and service offerings to improve the company’s competitiveness. Margins in the Enterprise Services segment should expand as the company optimizes its contract mix and delivery models. The company trades at a compelling valuation (eight times forward estimated earnings), which is among the lowest in the S&P 500.

As the leader in printing and personal computer sales globally, HP Inc.’s key challenge is declining revenues. Partly due to the stronger U.S. dollar, consensus estimates have the company’s sales declining approximately 10% in 2016. Many investors believe a shrinking market for hardware and ink may be too difficult to overcome; we believe this view of the company’s prospects is too pessimistic. HP’s management is aggressively cutting costs and has plans to introduce more new products. For example, HP has portions of its printing business (e.g., high-end graphics production) that are currently growing and may increase share in the established copier market and in the more nascent 3D print market. Moreover, the company generates robust free cash flow. Trading at seven times forward estimated earnings, HP remains an attractive investment opportunity with strong business prospects given its large valuation discount to the overall market.

IN CLOSING

Global equity valuations are attractive: the MSCI World traded at 15.7 times forward estimated earnings (compared to a 20-year average of 16.2 times) with a 2.6% dividend yield at year end. Valuation disparities have widened significantly, creating more opportunities for value-oriented investors. We are identifying attractively valued investments in both developed and emerging markets and continue to be optimistic about the long-term outlook for the portfolio.

Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment process and philosophy. Our approach—constructing a diversified portfolio through in-depth, independent research, a three- to five-year investment horizon, and a focus on valuation relative to underlying fundamentals—continues to guide us through this period. We remain confident that our enduring value-oriented approach will benefit the Fund in the years ahead.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)	After Hewlett-Packard Co. split into two companies, HP Inc. retained the HPQ ticker symbol. HP Inc.’s –37% return in 2015 includes Hewlett-Packard Co.’s performance through October 2015.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(c)	All returns are total returns unless otherwise noted.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 7.2 percentage points in 2015.

Key Detractors from Relative Results

▪	The Fund’s average overweight position in emerging markets (17% versus 0% for the MSCI World), a particularly weak region of the portfolio (down 21%), significantly detracted from results.
▪

Relative returns in the Financials sector (down 15% compared to down 4% for the MSCI World sector), especially in the emerging markets, hurt performance. BR Malls (down 53%), Kasikornbank (down 39%), Standard Chartered (down 39%), and ICICI Bank (down 28%) all detracted.

▪	Weak returns in the Consumer Staples sector (down 18% compared to up 6% for the MSCI World sector) hurt results. Wal-Mart (down 27%) performed poorly.
▪	The Fund’s holdings in the Telecommunication Services sector (down 24% compared to up 2% for the MSCI World sector) had a negative impact. MTN Group (down 53%) was a meaningful detractor.
▪	Additional detractors included Teck Resources (down 69% since date of purchase), Petrobras (down 55%), HP Inc. (down 37%), and Time Warner (down 23%).

Key Contributors to Relative Results

▪

Strong returns from the Fund’s holdings in the Health Care Providers and Services industry (up 18% compared to up 12% for the MSCI World industry) contributed to results. Cigna (up 42%) and UnitedHealth Group (up 18%) were notable performers.

▪	The Fund’s holdings in the Automobiles industry (up 11% compared to up 1% for the MSCI World industry) aided performance. Nissan Motor (up 24%) and Honda Motor (up 13%) performed well.
▪	Additional contributors included Nintendo (up 61% to date of sale), New Oriental Education & Technology (up 54%), Alphabet (up 45%), and Time Warner Cable (up 25%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	–8.05%	9.41%	7.04%	3.27%
MSCI World Index	–0.89	9.63	7.59	3.45

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$899.80	$2.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.06	3.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$10.46
Total Net Assets (billions)	$5.7
2014 Expense Ratio (per 5/1/15 Prospectus)	0.65%
2015 Expense Ratio	0.63%
Portfolio Turnover Rate	20%
30-Day SEC Yield(a)	1.42%
Number of Companies	83
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$31	$10
Weighted Average Market Capitalization (billions)	$94	$93
Price-to-Earnings Ratio(b)	13.3x	15.7x
Countries Represented	20	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	16.9%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Alphabet, Inc. (United States)	3.7
Time Warner Cable, Inc. (United States)	3.1
Samsung Electronics Co., Ltd. (South Korea)	2.9
Bank of America Corp. (United States)	2.6
Naspers, Ltd. (South Africa)	2.6
Roche Holding AG (Switzerland)	2.4
Novartis AG (Switzerland)	2.3
Sanofi (France)	2.3
Time Warner, Inc. (United States)	2.2
Standard Chartered PLC (United Kingdom)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI World
United States	50.6	58.7
Europe (excluding United Kingdom)	19.7	17.2
Pacific (excluding Japan)	10.6	4.3
United Kingdom	6.2	7.4
Japan	3.4	9.0
Africa/Middle East	3.4	0.3
Latin America	3.3	0.0
Canada	0.6	3.1

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	23.6	20.8
Consumer Discretionary	21.3	13.3
Information Technology	20.5	14.2
Health Care	14.8	13.5
Energy	6.4	6.1
Industrials	3.7	10.7
Materials	3.0	4.4
Telecommunication Services	2.6	3.4
Consumer Staples	1.9	10.4
Utilities	0.0	3.2

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(e)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS: 94.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.3%
AUTOMOBILES & COMPONENTS: 5.4%
Bayerische Motoren Werke AG (Germany)	620,200	$65,318,528
Honda Motor Co., Ltd. (Japan)	3,109,700	99,639,572
Mahindra & Mahindra, Ltd. (India)	2,543,374	48,632,867
Nissan Motor Co., Ltd. (Japan)	5,816,300	60,913,271
Yamaha Motor Co., Ltd. (Japan)	1,448,400	32,456,868

		306,961,106
CONSUMER DURABLES & APPAREL: 0.5%
Coach, Inc. (United States)	971,500	31,797,195

CONSUMER SERVICES: 0.5%
New Oriental Education & Technology Group, Inc. ADR (Cayman Islands/China)	853,567	26,776,397

MEDIA: 12.0%
Comcast Corp., Class A (United States)	1,265,400	71,406,522
DISH Network Corp., Class A(a) (United States)	786,300	44,960,634
Grupo Televisa SAB ADR (Mexico)	1,412,300	38,428,683
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	63,185	2,716,955
Liberty Global PLC, Series C(a) (United Kingdom)	1,566,800	63,878,436
Naspers, Ltd. (South Africa)	1,059,300	145,212,803
Television Broadcasts, Ltd. (Hong Kong)	2,599,500	10,716,579
Time Warner Cable, Inc. (United States)	961,171	178,383,726
Time Warner, Inc. (United States)	1,964,666	127,054,950

		682,759,288
RETAILING: 2.9%
JD.com, Inc. ADR(a) (Cayman Islands/China)	1,686,900	54,427,829
Target Corp. (United States)	615,600	44,698,716
The Priceline Group, Inc.(a) (United States)	53,200	67,827,340

		166,953,885

		1,215,247,871
CONSUMER STAPLES: 1.9%
FOOD & STAPLES RETAILING: 1.4%
Wal-Mart Stores, Inc. (United States)	1,298,200	79,579,660

FOOD, BEVERAGE & TOBACCO: 0.5%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	4,023,248	26,059,236

		105,638,896
ENERGY: 5.6%
Apache Corp. (United States)	1,028,432	45,734,371
Baker Hughes, Inc. (United States)	1,494,087	68,952,115
National Oilwell Varco, Inc. (United States)	960,200	32,157,098
Saipem SPA(a) (Italy)	4,771,043	38,352,249
Schlumberger, Ltd. (Curacao/United States)	1,450,200	101,151,450
Weatherford International PLC(a) (Ireland)	3,779,375	31,708,956

		318,056,239
FINANCIALS: 22.3%
BANKS: 10.9%
Bank of America Corp. (United States)	8,918,400	150,096,672
Barclays PLC (United Kingdom)	32,430,600	104,654,320
ICICI Bank, Ltd. (India)	19,126,282	75,457,113
Kasikornbank PCL- Foreign (Thailand)	12,934,700	53,474,818
Siam Commercial Bank PCL- Foreign (Thailand)	5,156,300	17,016,303
Standard Chartered PLC (United Kingdom)	14,588,077	121,227,876
Wells Fargo & Co. (United States)	1,651,573	89,779,508
Yapi ve Kredi Bankasi AS (Turkey)	7,580,017	8,551,041

		620,257,651

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 7.7%
Bank of New York Mellon Corp. (United States)	1,497,200	$61,714,584
Capital One Financial Corp. (United States)	1,206,900	87,114,042
Charles Schwab Corp. (United States)	3,670,800	120,879,444
Credit Suisse Group AG (Switzerland)	4,566,743	98,702,568
Goldman Sachs Group, Inc. (United States)	271,900	49,004,537
Haci Omer Sabanci Holding AS (Turkey)	7,957,588	22,592,521

		440,007,696
INSURANCE: 2.1%
AEGON NV (Netherlands)	11,121,459	63,211,053
Aviva PLC (United Kingdom)	7,893,600	60,045,606

		123,256,659
REAL ESTATE: 1.6%
BR Malls Participacoes SA (Brazil)	7,033,500	19,616,305
Hang Lung Group, Ltd. (Hong Kong)	14,438,300	46,854,310
Hang Lung Properties, Ltd. (Hong Kong)	10,126,100	23,048,161

		89,518,776

		1,273,040,782
HEALTH CARE: 14.8%
HEALTH CARE EQUIPMENT & SERVICES: 6.3%
Anthem, Inc. (United States)	341,688	47,644,975
Cigna Corp. (United States)	665,000	97,309,450
Express Scripts Holding Co.(a) (United States)	1,286,600	112,461,706
UnitedHealth Group, Inc. (United States)	868,900	102,217,396

		359,633,527
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 8.5%
Bayer AG (Germany)	379,320	47,589,978
Merck & Co., Inc. (United States)	644,400	34,037,208
Novartis AG (Switzerland)	949,500	81,160,026
Novartis AG ADR (Switzerland)	601,000	51,710,040
Roche Holding AG (Switzerland)	499,800	137,738,947
Sanofi (France)	1,549,862	132,386,941

		484,623,140

		844,256,667
INDUSTRIALS: 3.7%
CAPITAL GOODS: 1.5%
Schneider Electric SA (France)	1,531,078	87,454,516

COMMERCIAL & PROFESSIONAL SERVICES: 1.2%
ADT Corp. (United States)	858,800	28,323,224
Tyco International PLC (Ireland)	1,279,100	40,790,499

		69,113,723
TRANSPORTATION: 1.0%
FedEx Corp. (United States)	382,400	56,973,776

		213,542,015
INFORMATION TECHNOLOGY: 19.0%
SOFTWARE & SERVICES: 8.3%
Alphabet, Inc., Class A(a) (United States)	21,500	16,727,215
Alphabet, Inc., Class C(a) (United States)	253,399	192,299,433
Baidu, Inc. ADR(a) (Cayman Islands/China)	457,515	86,488,636
eBay, Inc.(a) (United States)	164,300	4,514,964
Microsoft Corp. (United States)	2,124,100	117,845,068
Symantec Corp. (United States)	1,641,300	34,467,300
Synopsys, Inc.(a) (United States)	425,100	19,388,811

		471,731,427

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.7%
Cisco Systems, Inc. (United States)	3,960,200	$107,539,231
Corning, Inc. (United States)	2,500,900	45,716,452
EMC Corp. (United States)	4,470,200	114,794,736
Hewlett Packard Enterprise Co. (United States)	6,642,900	100,972,080
HP, Inc. (United States)	6,760,100	80,039,584
NetApp, Inc. (United States)	755,780	20,050,843
Samsung Electronics Co., Ltd. (South Korea)	72,517	77,435,944
TE Connectivity, Ltd. (Switzerland)	1,022,115	66,038,850

		612,587,720

		1,084,319,147
MATERIALS: 3.0%
Celanese Corp., Series A (United States)	876,500	59,014,745
LafargeHolcim, Ltd. (Switzerland)	656,020	32,871,626
Linde AG (Germany)	327,710	47,568,194
Teck Resources, Ltd., Class B (Canada)	8,396,569	32,410,757

		171,865,322
TELECOMMUNICATION SERVICES: 2.6%
America Movil SAB de CV, Series L (Mexico)	12,229,000	8,585,738
Millicom International Cellular SA SDR (Luxembourg)	822,900	46,870,485
MTN Group, Ltd. (South Africa)	5,560,200	47,778,531
Sprint Corp.(a) (United States)	12,730,600	46,084,772

		149,319,526

TOTAL COMMON STOCKS (Cost $4,967,081,960)		$5,375,286,465

PREFERRED STOCKS: 3.6%
ENERGY: 0.8%
Petroleo Brasileiro SA ADR(a) (Brazil)	14,428,003	49,055,210

FINANCIALS: 1.3%
BANKS: 1.3%
Itau Unibanco Holding SA (Brazil)	11,092,063	72,481,734

INFORMATION TECHNOLOGY: 1.5%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.5%
Samsung Electronics Co., Ltd. (South Korea)	91,514	84,695,337

TOTAL PREFERRED STOCKS (Cost $302,069,322)		$206,232,281

SHORT-TERM INVESTMENTS: 2.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$5,773,394	$5,773,394

REPURCHASE AGREEMENT: 0.2%
Fixed Income Clearing Corporation(b) 0.08%, dated 12/31/15, due 1/4/16, maturity value $12,877,114	12,877,000	12,877,000

TREASURY BILL: 2.4%
Canadian Treasury Bill (Canada) 2/11/16	192,000,000	138,689,022

TOTAL SHORT-TERM INVESTMENTS (Cost $156,844,916)		$157,339,416

TOTAL INVESTMENTS (Cost $5,425,996,198)	100.5%	$5,738,858,162
OTHER ASSETS LESS LIABILITIES	(0.5%)	(31,079,480)

NET ASSETS	100.0%	$5,707,778,682

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 1.625%, 7/31/20. Total collateral value is $13,136,400.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell CHF:
Goldman Sachs	1/27/16	29,946,922	29,000,000	$966,230
Goldman Sachs	2/3/16	30,516,647	30,000,000	527,618
UBS	2/3/16	30,404,686	30,000,000	415,658
Contracts to sell EUR:
Credit Suisse	2/24/16	29,240,885	27,250,000	(409,690)
JPMorgan	2/24/16	13,673,610	12,750,000	(199,595)
Deutsche Bank	3/2/16	20,624,470	19,400,000	(488,244)
Barclays	3/9/16	20,698,790	19,000,000	17,635
HSBC	3/9/16	11,964,590	11,000,000	(8,710)

				$820,902

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015
ASSETS:
Investments, at value (cost $5,425,996,198)	$5,738,858,162
Unrealized appreciation on forward currency contracts	1,927,141
Cash denominated in foreign currency (cost $739)	731
Cash	100
Receivable for investments sold	5,858,071
Receivable for Fund shares sold	27,278,177
Dividends and interest receivable	11,146,371
Prepaid expenses and other assets	49,675

5,785,118,428

LIABILITIES:
Unrealized depreciation on forward currency contracts	1,106,239
Payable for investments purchased	14,773,671
Payable for Fund shares redeemed	58,056,720
Management fees payable	2,927,968
Accrued expenses	475,148

77,339,746

NET ASSETS	$5,707,778,682

NET ASSETS CONSIST OF:
Paid in capital	$5,342,564,016
Undistributed net investment income	337,857
Undistributed net realized gain	51,920,181
Net unrealized appreciation	312,956,628

$5,707,778,682

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	545,831,312
Net asset value per share	$10.46

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,879,065)	$125,378,250
Interest	15,237

125,393,487

EXPENSES:
Management fees	37,258,811
Custody and fund accounting fees	620,606
Transfer agent fees	309,736
Professional services	219,650
Shareholder reports	100,505
Registration fees	196,886
Trustees’ fees	237,500
Miscellaneous	311,547

39,255,241

NET INVESTMENT INCOME	86,138,246

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	135,300,729
Forward currency contracts	19,146,059
Foreign currency transactions	(637,316)
Net change in unrealized appreciation/depreciation
Investments	(761,602,676)
Forward currency contracts	(2,559,627)
Foreign currency translation	(521,016)

Net realized and unrealized loss	(610,873,847)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(524,735,601)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$86,138,246	$73,280,159
Net realized gain	153,809,472	160,901,823
Net change in unrealized appreciation/depreciation	(764,683,319)	67,737,521

	(524,735,601)	301,919,503

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(98,070,160)	(72,474,215)
Net realized gain	(119,687,722)	(138,830,388)

Total distributions	(217,757,882)	(211,304,603)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,649,174,317	2,482,518,668
Reinvestment of distributions	211,165,760	204,987,790
Cost of shares redeemed	(1,305,398,436)	(806,780,930)

Net increase from Fund share transactions	554,941,641	1,880,725,528

Total increase/(decrease) in net assets	(187,551,842)	1,971,340,428

NET ASSETS:
Beginning of year	5,895,330,524	3,923,990,096

End of year (including undistributed net investment income of $337,857 and $(306,245), respectively)	$5,707,778,682	$5,895,330,524

SHARE INFORMATION:
Shares sold	141,279,760	205,490,704
Distributions reinvested	20,441,990	17,283,962
Shares redeemed	(114,061,371)	(66,336,804)

Net increase in shares outstanding	47,660,379	156,437,862

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests.

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in the euro and Swiss franc. During the year ended December 31, 2015, these euro and Swiss franc forward currency contracts had U.S. dollar total values ranging from 1% to 2% of net assets and 0% to 2% of net assets, respectively.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2015, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$956,919,632	$258,328,239
Consumer Staples	105,638,896	—
Energy	279,703,990	38,352,249
Financials	1,084,230,788	188,809,994
Health Care	577,767,715	266,488,952
Industrials	213,542,015	—
Information Technology	1,006,883,203	77,435,944
Materials	91,425,502	80,439,820
Telecommunication Services	102,449,041	46,870,485
Preferred Stocks
Energy	49,055,210	—
Financials	—	72,481,734
Information Technology	—	84,695,337
Short-term Investments
Money Market Fund	5,773,394	—
Repurchase Agreement	—	12,877,000
Treasury Bill	—	138,689,022

Total Securities	$4,473,389,386	$1,265,468,776

Other Financial Instruments(b)
Forward Currency Contracts
Appreciation	$—	$1,927,141
Depreciation	—	(1,106,239)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2015 and 2014, and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At December 31, 2015, no Derivative position subject to a master netting arrangement qualifies for netting. For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Consolidated Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments. At December 31, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2015, the cost of investments for federal income tax purposes was $5,438,868,248.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$112,306,144	$100,240,292
	($0.213 per share)	($0.213 per share)

Long-term capital gain	$105,451,738	$111,064,311
	($0.200 per share)	($0.236 per share)

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$973,534,707
Unrealized depreciation	(673,544,793)

Net unrealized appreciation	299,989,914
Undistributed ordinary income	337,857
Undistributed long-term capital gain	68,386,040
Deferred loss(a)	(2,772,907)
(a)	Represents net short-term realized loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $19,178 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, purchases and sales of securities, other than short-term securities, aggregated $1,678,416,983 and $1,181,203,951, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.83	$11.48	$8.99	$7.68	$8.90
Income from investment operations:
Net investment income	0.16	0.16	0.16	0.15	0.16
Net realized and unrealized gain (loss)	(1.11)	0.64	2.81	1.48	(1.18)

Total from investment operations	(0.95)	0.80	2.97	1.63	(1.02)

Distributions to shareholders from:
Net investment income	(0.19)	(0.15)	(0.16)	(0.15)	(0.15)
Net realized gain	(0.23)	(0.30)	(0.32)	(0.17)	(0.05)

Total distributions	(0.42)	(0.45)	(0.48)	(0.32)	(0.20)

Net asset value, end of year	$10.46	$11.83	$11.48	$8.99	$7.68

Total return	(8.05)%	6.95%	33.17%	21.11%	(11.39)%
Ratios/supplemental data:
Net assets, end of year (millions)	$5,708	$5,895	$3,924	$2,695	$1,875
Ratio of expenses to average net assets	0.63%	0.65%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	1.39%	1.42%	1.58%	1.93%	1.94%
Portfolio turnover rate	20%	17%	24%	12%	19%

See accompanying Notes to Consolidated Financial Statements

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

SPECIAL 2015 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2015, the Fund elected to pass through to shareholders foreign source income of $86,033,491 and foreign taxes paid of $5,878,958.

The Fund designates up to a maximum of $122,119,608 of its distributions paid to shareholders in 2015 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 41% of its ordinary dividends paid to shareholders in 2015 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board considered independent research indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2015)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

12/15 ISF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of
–11.4% for the year ending December 31, 2015, compared to a return of –0.8% for the MSCI EAFE (Europe, Australasia, Far East) Index.

MARKET COMMENTARY

In 2015, the U.S. dollar’s sharp appreciation against both developed and emerging market currencies was a meaningful headwind: the MSCI EAFE was up 5% in local currency and down 1% in U.S. dollars, while the MSCI Emerging Markets Index was down 6% in local currency and down 15% in U.S. dollars.

Global growth expectations declined and emerging markets faced significant macroeconomic challenges during the year. Fears of slowing growth in China were amplified by the government’s decision to devalue the renminbi. Since China is the world’s largest consumer of most raw materials, its weaker outlook negatively impacted commodity prices (e.g., global copper prices plummeted 24% and oil prices plunged 35%) and commodity-driven economies around the globe. For example, in South Africa, where mining accounts for approximately 50% of its foreign exchange earnings,(a) the rand depreciated 25% against the U.S. dollar. In addition, prospects for higher U.S. interest rates negatively affected those economies in need of external financing. Facing both fiscal and current account deficits, Brazil’s fiscal and political struggles intensified, and the Brazilian real depreciated 33% against the U.S. dollar during 2015.

In developed markets, a dampened economic recovery and a weaker inflation outlook in the Eurozone led the European Central Bank to extend its asset purchase program aimed at reviving the economy. The Bank of Japan, in turn, introduced measures to supplement its already large Quantitative and Qualitative Easing Program, as economic activity softened and inflation hovered around zero. In contrast, economic activity in the United States expanded at a moderate pace: household spending and business investment increased, the housing market strengthened, and labor market conditions continued to improve, with solid job gains and reduced unemployment.

INVESTMENT STRATEGY

The Fund’s results in 2015 were disappointing and stemmed from three main factors. First, value stocks (the lower valuation portion of the market) underperformed growth stocks (the higher valuation portion of the market) by one of the widest spreads since the global financial crisis. The Fund, which is value-oriented, was significantly affected by this performance divergence. Second, emerging markets collectively underperformed developed markets. The Fund’s investments in individual companies domiciled in a number of especially weak emerging market countries (including Brazil, South Africa, and Turkey) negatively impacted results. Third, some individual holdings—HP Inc.(b), MTN Group, Petrobras, and Standard Chartered—meaningfully detracted from results for the year.

During 2015, we extensively revisited and retested our thinking on many of the Fund’s holdings in the context of changing macroeconomic conditions and valuations. Our equity and fixed income teams regularly work together to evaluate risk and reward as we look at investment opportunities around the world and across the capital structure; this collaboration intensified during 2015. As part of our bottom-up research process, a broad cross section of our team thoroughly investigated individual company concerns, vetted investment assumptions, and conducted further due diligence. For example, groups of portfolio managers and analysts travelled together across the globe to meet with company managements, government officials, suppliers, competitors, and consultants. In addition, we conducted macroeconomic reviews to evaluate the key factors affecting a company’s access to and cost of capital, end-market demand, and relative competitiveness. Through this comprehensive process, we reaffirmed our view that the Fund’s holdings have attractive valuations, strong competitive positions, and favorable growth prospects over our three- to five-year investment horizon.

In 2015, companies with higher valuations became more expensive relative to companies with lower valuations. As a result of changing valuations, we initiated 8 new holdings (including AstraZeneca, Cemex, Hyundai Motor, and JD.com(c)) and sold 11 holdings (including Imperial Tobacco Group and Standard Bank of South Africa) during the year. We also added to a number of our existing holdings domiciled in and exposed to the developing world as their valuations became increasingly attractive. At year end, 24.0% of the Fund was invested in companies domiciled in emerging markets, while 42.6% of the Fund was invested in companies that derive more than 40% of their revenues from the developing world, regardless of domicile.(d) Itau Unibanco (in Brazil), Schneider Electric (in France), and Standard Chartered (in the United Kingdom)—examples of such adds in the Fund—are discussed below.

Itau Unibanco

Itau Unibanco, Brazil’s leading bank, has strong market positions in consumer credit and payments and is exposed to under-penetrated areas of the financial market that are poised to grow over the next three to five years. Brazil’s struggling economy and sharp currency depreciation weighed substantially on Itau Unibanco’s stock during 2015 (down 41%(e) in U.S. dollars). We conducted both on-the-ground and other due diligence with company management and government officials to evaluate economic and company-specific concerns. What we found reaffirmed our view that Itau’s management has proactively managed credit risk by reducing exposures and raising provisions. Management is focused on enhancing shareholder value and has a solid track record of capital allocation. Beyond this cycle, management is investing for the future and strengthening Itau’s competitive advantage. For example, Itau continues to invest in online access to better serve the needs of affluent customers and more efficiently handle payments and transactions for its retail customer base. At 1.6 times tangible book value, Itau trades at a 10-year low valuation. While political and macroeconomic instability has plagued Brazil, we believe Itau is an attractive long-

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

term investment opportunity and added to the holding. On December 31, Itau was a 1.7% position in the Fund.

Schneider Electric

Schneider Electric, a 2.2% position in the Fund, is a global leader in electrical products, systems, and services such as low- and medium-voltage gear, factory automation equipment and systems, and uninterruptible power supply solutions for data centers. While incorporated in France, Schneider derives only 27% of its revenues from Western Europe and more than 40% of its sales come from emerging markets. Thus, Schneider is a prime example that a company’s domicile does not always reflect its true revenue exposure. Schneider’s stock performed poorly in 2015 (down 21% in U.S. dollars) due to lower than expected construction and industrial activity, driven in large part by a slowdown in China, Russia, and Brazil.

Despite these end-market headwinds, Schneider has high-quality business franchises with number one or two market positions in over 75% of its revenues and attractive returns on tangible capital. We believe the company can grow given its exposure to megatrends such as global electrification, energy efficiency, and factory automation. We have had numerous conversations with management and confirmed they are proactively managing the company’s cost structure, portfolio of businesses, and capital. Management recently initiated a EUR 1.0-1.5 billion share buyback program. Schneider has a strong balance sheet and trades at 13 times estimated forward earnings, a discount to its peers and the market.

Standard Chartered

Standard Chartered, domiciled in the United Kingdom, provides consumer and wholesale banking services to customers in Asia, Africa, and the Middle East. The company has a strong global franchise with a broad network across the developing world that would be very difficult to replicate. Standard Chartered’s global payments and trade business is a particular strength: local roots from its longstanding presence allow for local currency funding, and cooperation across the network provides integrated wholesale banking services to clients. During 2015, Standard Chartered’s performance suffered from the slowdown in emerging markets, large fines from legacy issues, rising restructuring costs, and deteriorating asset quality. As a result, Standard Chartered’s stock was down 39% in U.S. dollars and its valuation fell to 0.6 times tangible book value, a historically low level.

In 2015, we met with Standard Chartered’s new executive team on multiple occasions to better understand its strategy and priorities. This management team is focused on streamlining the organization and prioritizing profitability over growth. They have a realistic assessment of current balance sheet issues, as evidenced by the recent $5.1 billion capital raise that provides ample new capital to fortify the balance sheet, resolve legacy issues, and accelerate their restructuring plans. The company seeks to cut costs, exit peripheral businesses, and increase investments to improve systems and further diversify its geographic footprint. In addition, Standard Chartered has been able to attract high-caliber talent with some key new hires. Based on the bank’s leading franchise, strong balance sheet, management’s initiatives, and low valuation, we recently added to the holding. On December 31, Standard Chartered was a 2.4% position in the Fund.

IN CLOSING

International equity valuations are attractive: the MSCI EAFE traded at 14.7 times forward estimated earnings (compared to a 20-year average of 15.9 times) with a 3.2% dividend yield at year end. Valuation disparities have widened significantly, creating more opportunities for value-oriented investors. We are identifying attractively valued investments in both developed and emerging markets and continue to be optimistic about the long-term outlook for the portfolio.

Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment process and philosophy. Our approach—constructing a diversified portfolio through in-depth, independent research, a three- to five-year investment horizon, and a focus on valuation relative to underlying fundamentals—continues to guide us through this period. We remain confident that our enduring value-oriented approach will benefit the Fund in the years ahead.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)	Foreign exchange earnings are the proceeds from exporting goods and services and exchanging currencies in global markets.
(b)	After Hewlett-Packard Co. split into two companies, HP Inc. retained the HPQ ticker symbol. HP Inc.’s –37% return in 2015 includes Hewlett-Packard Co.’s performance through October 2015.
(c)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.
(e)	All returns are total returns unless otherwise noted.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 10.5 percentage points in 2015.

Key Detractors from Relative Results

▪

Weak returns from the Fund’s holdings in the Financials sector (down 19% compared to down 3% for the MSCI EAFE sector), especially in the developing world, hurt results. Itau Unibanco (down 41%), Kasikornbank (down 39%), Standard Chartered (down 39%), and ICICI Bank (down 28%) performed poorly.

▪

The Fund’s holdings in the Telecommunication Services sector (down 24% compared to up 3% for the MSCI EAFE sector) were notable detractors. MTN Group (down 53%) and America Movil (down 31%), both emerging market companies, were particularly weak.

▪

The Fund’s holdings in the Industrials sector (down 13% compared to flat for the MSCI EAFE sector) negatively impacted performance. Tyco International (down 26%) and Schneider Electric (down 21%) lagged.

▪	Additional detractors included Teck Resources (down 71% since date of purchase), Petrobras (down 55%), HP Inc. (down 37%), and Schlumberger (down 16%).

Key Contributors to Relative Results

▪	The Fund’s average underweight position in the Metals & Mining industry (0.4% versus 3% for the MSCI EAFE industry), a weaker area of the market (down 40%), helped performance.
▪

Strong returns from the Fund’s holdings in the Automobiles industry (up 12% compared to up 2% for the MSCI EAFE industry) aided results. Nissan Motor (up 24%), Yamaha Motor (up 14%), and Honda Motor (up 13%) performed well.

▪	Additional contributors included Infineon Technologies (up 40%), Nintendo (up 34%), Imperial Tobacco Group (up 24% to date of sale), and Naspers (up 5%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	–11.35%	3.87%	2.65%	3.83%
MSCI EAFE Index	–0.82	5.02	3.61	3.03

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$853.20	$2.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.01	3.23
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$36.48
Total Net Assets (billions)	$57.0
Expense Ratio	0.64%
Portfolio Turnover Rate	18%
30-Day SEC Yield(a)	1.80%
Number of Companies	79
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$25	$9
Weighted Average Market Capitalization (billions)	$61	$54
Price-to-Earnings Ratio(b)	12.5x	14.7x
Countries Represented	23	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	24.0%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	4.2
Samsung Electronics Co., Ltd. (South Korea)	3.8
Sanofi (France)	3.7
Schlumberger, Ltd. (United States)	3.4
Novartis AG (Switzerland)	3.4
Roche Holding AG (Switzerland)	3.3
Credit Suisse Group AG (Switzerland)	2.7
Barclays PLC (United Kingdom)	2.5
Standard Chartered PLC (United Kingdom)	2.3
Liberty Global PLC (United Kingdom)	2.3

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(e)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	42.3	45.1
Japan	13.4	23.4
Pacific (excluding Japan)	13.0	11.3
United Kingdom	12.1	19.4
United States	6.7	0.0
Africa/Middle East	5.7	0.8
Latin America	5.5	0.0
Canada	0.6	0.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	26.1	25.6
Consumer Discretionary	18.8	13.2
Information Technology	16.1	5.2
Health Care	12.8	11.9
Industrials	8.6	12.6
Energy	7.3	4.5
Materials	5.2	6.4
Telecommunication Services	4.0	4.9
Consumer Staples	0.4	11.9
Utilities	0.0	3.8

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(e)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS: 95.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.8%
AUTOMOBILES & COMPONENTS: 8.7%
Bayerische Motoren Werke AG (Germany)	10,189,100	$1,073,100,643
Honda Motor Co., Ltd. (Japan)	33,966,400	1,088,335,707
Honda Motor Co., Ltd. ADR (Japan)	5,749,300	183,575,149
Hyundai Motor Co. (South Korea)	2,856,012	359,872,991
Mahindra & Mahindra, Ltd. (India)	16,522,808	315,939,191
NGK Spark Plug Co., Ltd.(b) (Japan)	10,341,300	272,417,191
Nissan Motor Co., Ltd. (Japan)	93,132,200	975,360,095
Yamaha Motor Co., Ltd.(b) (Japan)	31,550,100	706,999,061

		4,975,600,028
CONSUMER DURABLES & APPAREL: 1.4%
Panasonic Corp. (Japan)	76,711,434	778,536,596

CONSUMER SERVICES: 0.3%
New Oriental Education & Technology Group, Inc. ADR(b) (Cayman Islands/China)	6,369,328	199,805,819

MEDIA: 8.1%
Grupo Televisa SAB ADR (Mexico)	25,685,392	698,899,516
Liberty Global PLC LiLAC, Series A(a) (United Kingdom)	580,950	24,033,902
Liberty Global PLC LiLAC, Series C(a) (United Kingdom)	874,412	37,599,716
Liberty Global PLC, Series A(a) (United Kingdom)	11,619,005	492,181,052
Liberty Global PLC, Series C(a) (United Kingdom)	19,696,847	803,040,452
Naspers, Ltd. (South Africa)	17,493,100	2,398,019,528
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	164,996,568

		4,618,770,734
RETAILING: 0.3%
JD.com, Inc. ADR(a) (Cayman Islands/China)	5,083,036	164,004,157

		10,736,717,334
CONSUMER STAPLES: 0.4%
FOOD, BEVERAGE & TOBACCO: 0.4%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	32,425,176	210,023,170

ENERGY: 6.2%
Royal Dutch Shell PLC ADR (United Kingdom)	10,005,355	458,145,205
Saipem SPA(a)(b) (Italy)	46,865,200	376,728,063
Schlumberger, Ltd. (Curacao/United States)	27,754,124	1,935,850,149
Total SA (France)	10,745,842	481,894,390
Weatherford International PLC(a) (Ireland)	31,817,592	266,949,597

		3,519,567,404
FINANCIALS: 24.4%
BANKS: 15.4%
Banco Santander SA (Spain)	68,776,836	340,679,565
Barclays PLC (United Kingdom)	446,247,998	1,440,052,935
BNP Paribas SA (France)	17,886,158	1,015,235,180
ICICI Bank, Ltd. (India)	260,427,185	1,027,438,757
Kasikornbank PCL- Foreign(b) (Thailand)	139,883,027	578,306,373
Lloyds Banking Group PLC (United Kingdom)	834,782,400	899,225,897
Mitsubishi UFJ Financial Group, Inc. (Japan)	91,382,100	565,554,211
Siam Commercial Bank PCL- Foreign (Thailand)	78,078,500	257,666,820
Societe Generale SA (France)	9,252,542	428,049,787
Standard Chartered PLC (United Kingdom)	161,949,813	1,345,813,561
UniCredit SPA (Italy)	118,398,593	652,135,217
Yapi ve Kredi Bankasi AS(b) (Turkey)	204,376,868	230,558,187

		8,780,716,490

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 4.2%
Credit Suisse Group AG (Switzerland)	70,622,958	$1,526,397,979
Haci Omer Sabanci Holding AS (Turkey)	82,095,354	233,078,292
UBS Group AG (Switzerland)	31,278,800	601,926,154

		2,361,402,425
INSURANCE: 3.4%
AEGON NV(b) (Netherlands)	130,337,763	740,800,935
Aviva PLC (United Kingdom)	80,919,501	615,544,297
Swiss Re AG (Switzerland)	6,028,968	586,486,877

		1,942,832,109
REAL ESTATE: 1.4%
BR Malls Participacoes SA(b) (Brazil)	54,870,300	153,032,279
Hang Lung Group, Ltd.(b) (Hong Kong)	110,524,300	358,666,866
Hang Lung Properties, Ltd. (Hong Kong)	126,187,300	287,216,724

		798,915,869

		13,883,866,893
HEALTH CARE: 12.8%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.8%
AstraZeneca PLC (United Kingdom)	4,793,300	326,214,954
Bayer AG (Germany)	8,199,050	1,028,663,421
Novartis AG (Switzerland)	8,095,570	691,981,754
Novartis AG ADR (Switzerland)	14,346,800	1,234,398,672
Roche Holding AG (Switzerland)	6,942,700	1,913,325,710
Sanofi (France)	24,946,522	2,130,895,350

		7,325,479,861
INDUSTRIALS: 8.6%
CAPITAL GOODS: 6.9%
Koninklijke Philips NV (Netherlands)	31,282,995	800,964,341
Mitsubishi Electric Corp. (Japan)	100,043,000	1,048,902,987
Nidec Corp. (Japan)	5,430,700	393,086,983
Schneider Electric SA (France)	21,750,646	1,242,387,539
Smiths Group PLC(b) (United Kingdom)	33,926,200	469,881,576

		3,955,223,426
COMMERCIAL & PROFESSIONAL SERVICES: 1.4%
ADT Corp. (United States)	6,296,960	207,673,741
Tyco International PLC (Ireland)	18,390,420	586,470,494

		794,144,235
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	167,602,971

		4,916,970,632
INFORMATION TECHNOLOGY: 15.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.4%
Infineon Technologies AG(b) (Germany)	55,762,370	816,016,345

SOFTWARE & SERVICES: 2.7%
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,903,965	927,045,544
Nintendo Co., Ltd. (Japan)	4,287,100	590,170,122

		1,517,215,666
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.0%
Brother Industries, Ltd.(b) (Japan)	12,212,000	140,035,217
Hewlett Packard Enterprise Co. (United States)	65,989,204	1,003,035,901
HP, Inc. (United States)	57,407,104	679,700,111
Kyocera Corp.(b) (Japan)	19,122,400	886,308,045
Samsung Electronics Co., Ltd. (South Korea)	1,521,592	1,624,804,017
TE Connectivity, Ltd. (Switzerland)	13,646,362	881,691,449
Telefonaktiebolaget LM Ericsson (Sweden)	110,232,700	1,067,791,477

		6,283,366,217

		8,616,598,228

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS (continued)

	SHARES	VALUE
MATERIALS: 5.2%
Agrium, Inc. (Canada)	2,079,983	$185,825,681
Akzo Nobel NV (Netherlands)	7,688,944	515,395,513
Cemex SAB de CV ADR (Mexico)	43,079,635	239,953,567
LafargeHolcim, Ltd. (Switzerland)	18,933,349	948,705,791
Lanxess AG(b) (Germany)	4,228,334	194,678,351
Linde AG (Germany)	4,987,605	723,967,418
Teck Resources, Ltd., Class B (Canada)	46,287,792	178,670,877

		2,987,197,198
TELECOMMUNICATION SERVICES: 4.0%
America Movil SAB de CV, Series L (Mexico)	618,430,000	434,187,415
Bharti Airtel, Ltd. (India)	57,768,204	295,144,494
China Mobile, Ltd. (Hong Kong/China)	27,348,200	308,768,008
Millicom International Cellular SA SDR(b) (Luxembourg)	10,088,392	574,611,534
MTN Group, Ltd. (South Africa)	77,635,000	667,113,815

		2,279,825,266

TOTAL COMMON STOCKS (Cost $58,346,485,140)		$54,476,245,986

PREFERRED STOCKS: 3.8%
ENERGY: 1.1%
Petroleo Brasileiro SA ADR(a) (Brazil)	178,018,900	605,264,260

FINANCIALS: 1.7%
BANKS: 1.7%
Itau Unibanco Holding SA (Brazil)	150,343,065	982,425,551

INFORMATION TECHNOLOGY: 1.0%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.0%
Samsung Electronics Co., Ltd. (South Korea)	586,116	542,444,786

TOTAL PREFERRED STOCKS (Cost $3,828,007,464)		$2,130,134,597

SHORT-TERM INVESTMENTS: 0.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$57,731,545	$57,731,545

REPURCHASE AGREEMENT: 0.1%
Fixed Income Clearing Corporation(c) 0.08%, dated 12/31/15, due 1/4/16, maturity value $72,314,643	72,314,000	72,314,000

TOTAL SHORT-TERM INVESTMENTS (Cost $130,045,545)		$130,045,545

TOTAL INVESTMENTS (Cost $62,304,538,149)	99.5%	$56,736,426,128
OTHER ASSETS LESS LIABILITIES	0.5%	292,177,735

NET ASSETS	100.0%	$57,028,603,863

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Note 1.75%, 12/31/20. Total collateral value is $73,762,681.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation / (Depreciation)
Contracts to sell CHF:
Goldman Sachs	1/27/16	413,060,988	400,000,000	$13,327,311
Goldman Sachs	2/3/16	528,955,212	520,000,000	9,145,375
UBS	2/3/16	471,272,639	465,000,000	6,442,689
Citibank	3/2/16	173,604,222	175,000,000	(1,537,699)
Contracts to sell EUR:
Barclays	2/24/16	278,608,200	260,000,000	(4,296,367)
Credit Suisse	2/24/16	536,530,000	500,000,000	(7,517,244)
JPMorgan	2/24/16	536,220,000	500,000,000	(7,827,244)
Deutsche Bank	3/2/16	531,558,500	500,000,000	(12,583,615)
Barclays	3/9/16	653,646,000	600,000,000	556,905
HSBC	3/9/16	326,307,000	300,000,000	(237,547)

				$(4,527,436)

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015
ASSETS:
Investments, at value
Unaffiliated issuers (cost $56,299,697,750)	$52,256,872,593
Affiliated issuers (cost $6,004,840,399)	4,479,553,535

56,736,426,128
Unrealized appreciation on forward currency contracts	29,472,280
Cash denominated in foreign currency (cost $6,826,649)	6,790,936
Cash	100
Receivable for investments sold	218,815,943
Receivable for Fund shares sold	94,685,572
Dividends and interest receivable	148,753,606
Prepaid expenses and other assets	352,521

57,235,297,086

LIABILITIES:
Unrealized depreciation on forward currency contracts	33,999,716
Payable for Fund shares redeemed	140,460,556
Management fees payable	29,782,461
Accrued expenses	2,450,490

206,693,223

NET ASSETS	$57,028,603,863

NET ASSETS CONSIST OF:
Paid in capital	$64,423,134,152
Distributions in excess of net investment income	(5,017,088)
Accumulated net realized loss	(1,813,517,131)
Net unrealized depreciation	(5,575,996,070)

$57,028,603,863

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,563,237,054
Net asset value per share	$36.48

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $94,101,785)
Unaffiliated issuers	$1,426,934,440
Affiliated issuers	226,416,324
Interest	268,570

1,653,619,334

EXPENSES:
Management fees	397,371,361
Custody and fund accounting fees	9,026,504
Transfer agent fees	9,712,021
Professional services	353,288
Shareholder reports	1,892,718
Registration fees	473,472
Trustees’ fees	237,500
Miscellaneous	4,262,360

423,329,224

NET INVESTMENT INCOME	1,230,290,110

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	765,542,221
Investments in affiliated issuers	339,270,796
Forward currency contracts	478,324,730
Foreign currency transactions	(14,077,329)
Net change in unrealized appreciation/depreciation
Investments	(10,361,707,776)
Forward currency contracts	(87,123,422)
Foreign currency translation	(3,112,679)

Net realized and unrealized loss	(8,882,883,459)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,652,593,349)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$1,230,290,110	$1,451,548,384
Net realized gain	1,569,060,418	2,019,551,822
Net change in unrealized appreciation/depreciation	(10,451,943,877)	(3,874,051,496)

	(7,652,593,349)	(402,951,290)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,304,169,120)	(1,440,251,048)
Net realized gain	—	—

Total distributions	(1,304,169,120)	(1,440,251,048)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	12,406,796,087	19,083,592,819
Reinvestment of distributions	1,091,460,147	1,176,502,813
Cost of shares redeemed	(11,552,646,146)	(7,993,354,008)

Net increase from Fund share transactions	1,945,610,088	12,266,741,624

Total increase/(decrease) in net assets	(7,011,152,381)	10,423,539,286

NET ASSETS:
Beginning of year	64,039,756,244	53,616,216,958

End of year (including distributions in excess of net investment income of $(5,017,088) and undistributed net investment income of $9,485,734, respectively)	$57,028,603,863	$64,039,756,244

SHARE INFORMATION:
Shares sold	295,300,198	427,948,359
Distributions reinvested	30,234,353	27,741,165
Shares redeemed	(283,036,306)	(180,756,140)

Net increase in shares outstanding	42,498,245	274,933,384

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16th, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests.

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts are reported in “dividends and interest receivable” on the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in the euro and Swiss franc. During the year ended December 31, 2015, these euro and Swiss franc forward currency contracts had U.S. dollar total values ranging from 3% to 5% of net assets and 0% to 3% of net assets, respectively.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2015, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$5,482,095,050	$5,254,622,284
Consumer Staples	210,023,170	—
Energy	3,142,839,341	376,728,063
Financials	8,962,360,983	4,921,505,910
Health Care	3,691,508,976	3,633,970,885
Industrials	3,474,980,662	1,441,989,970
Information Technology	3,491,473,005	5,125,125,223
Materials	1,119,845,638	1,867,351,560
Telecommunication Services	1,705,213,732	574,611,534
Preferred Stocks
Energy	605,264,260	—
Financials	—	982,425,551
Information Technology	—	542,444,786
Short-term Investments
Money Market Fund	57,731,545	—
Repurchase Agreement	—	72,314,000

Total Securities	$31,943,336,362	$24,793,089,766

Other Financial Instruments(b)
Forward Currency Contracts
Appreciation	$—	$29,472,280
Depreciation	—	(33,999,716)

(a)

Transfers during the year between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2015 and 2014, and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At December 31, 2015, no Derivative position subject to a master netting arrangement qualifies for netting. For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Consolidated Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments. At December 31, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2015, the cost of investments for federal income tax purposes was $62,340,216,132.

Distributions during the years noted below were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$1,304,169,120	$1,440,251,048
	($0.840 per share)	($0.970 per share)

Long-term capital gain	—	—

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$6,704,313,452
Unrealized depreciation	(12,308,103,456)

Net unrealized depreciation	(5,603,790,004)
Undistributed ordinary income	14,057,590
Capital loss carryforward(a)	(1,783,220,989)
Deferred loss(b)	(18,220,273)
(a)

Represents accumulated capital loss as of December 31, 2015, which may be carried forward to offset future capital gains. During 2015, the Fund utilized $1,416,343,422 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$663,100,760
Expiring in 2018	1,120,120,229

$1,783,220,989

(b)	Represents net realized specified loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2016.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $204,009 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, purchases and sales of securities, other than short-term securities, aggregated $14,357,056,088 and $11,503,938,817 respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2015. Purchase and sale transactions and dividend income earned during the year on these securities were as follows:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
AEGON NV (Netherlands)	125,227,471	5,110,292	—	130,337,763	33,876,341		—	(c)
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	28,262,444	4,162,732	—	32,425,176	4,579,929		210,023,170
BR Malls Participacoes SA (Brazil)	54,870,300	—	—	54,870,300	8,160,027		153,032,279
Brother Industries, Ltd. (Japan)	18,185,100	—	(5,973,100)	12,212,000	3,331,859		—	(c)
Hang Lung Group, Ltd. (Hong Kong)	90,430,600	20,093,700	—	110,524,300	11,468,203		358,666,866
Infineon Technologies AG (Germany)	66,414,456	—	(10,652,086)	55,762,370	13,631,230		—	(c)
Kasikornbank PCL—Foreign (Thailand)	123,826,527	16,056,500	—	139,883,027	14,472,518		578,306,373
Kyocera Corp. (Japan)	20,248,000	—	(1,125,600)	19,122,400	16,628,257		886,308,045
Lafarge SA (France)	20,035,291	—	(20,035,291)	—	24,427,989		—
Lanxess AG (Germany)	4,539,680	462,000	(773,346)	4,228,334	2,419,062		—	(c)
Millicom International Cellular SA SDR (Luxembourg)	10,088,392	—	—	10,088,392	22,755,923		574,611,534
New Oriental Education & Technology Group, Inc. ADR (Cayman Islands/China)	5,733,700	4,051,929	(3,416,301)	6,369,328	3,528,539		—	(c)
NGK Spark Plug Co., Ltd. (Japan)	14,009,700	1,118,700	(4,787,100)	10,341,300	3,405,633		—	(c)
Saipem SPA (Italy)	35,889,000	10,976,200	—	46,865,200	—	(b)	376,728,063
Smiths Group PLC (United Kingdom)	26,840,600	7,085,600	—	33,926,200	21,009,124		469,881,576
Television Broadcasts, Ltd. (Hong Kong)	40,022,900	—	—	40,022,900	25,299,505		164,996,568
Yamaha Motor Co., Ltd. (Japan)	31,550,100	—	—	31,550,100	11,417,409		706,999,061
Yapi ve Kredi Bankasi AS (Turkey)	234,711,168	4,650,000	(34,984,300)	204,376,868	6,004,776		—	(c)

					$226,416,324		$4,479,553,535

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at year end

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$42.11	$43.04	$34.64	$29.24	$35.71
Income from investment operations:
Net investment income	0.79	0.98	0.70	0.76	0.78
Net realized and unrealized gain (loss)	(5.58)	(0.94)	8.40	5.39	(6.49)

Total from investment operations	(4.79)	0.04	9.10	6.15	(5.71)

Distributions to shareholders from:
Net investment income	(0.84)	(0.97)	(0.70)	(0.75)	(0.76)
Net realized gain	—	—	—	—	—

Total distributions	(0.84)	(0.97)	(0.70)	(0.75)	(0.76)

Net asset value, end of year	$36.48	$42.11	$43.04	$34.64	$29.24

Total return	(11.35)%	0.07%	26.31%	21.03%	(15.97)%
Ratios/supplemental data:
Net assets, end of year (millions)	$57,029	$64,040	$53,616	$40,556	$35,924
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	1.86%	2.39%	1.85%	2.31%	2.23%
Portfolio turnover rate	18%	12%	13%	10%	16%

See accompanying Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

SPECIAL 2015 TAX INFORMATION

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2015, the Fund elected to pass through to shareholders foreign source income of $1,705,148,285 and foreign taxes paid of $93,902,146.

The Fund designates up to a maximum of $1,627,860,558 of its distributions paid to shareholders in 2015 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 3% of its ordinary dividends paid to shareholders in 2015 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

professionals. The Board considered independent research indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2013)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

12/15 BF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of –2.9% for the year ending December 31, 2015, compared to 1.3% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

U.S. equity markets were volatile in 2015: after a significant selloff in August and September, the S&P 500 rebounded during the fourth quarter to finish the year up just over 1%. Global oil prices declined 35% during the year, which aided U.S. household purchasing power and hindered the profitability of oil and gas companies. Consumer Discretionary was the strongest sector (up 10%) of the S&P 500, while Energy was the worst-performing sector (down 21%).

In the United States, economic activity expanded at a moderate pace: household spending and business investment increased, and the housing market strengthened. Labor market conditions continued to improve, with solid job gains and reduced unemployment. Growth was tempered by the stronger U.S. dollar and weaker demand for U.S. exports. In December, the U.S. Federal Reserve (Fed) raised its target federal funds rate for the first time in nine years. At that time, Fed Chair Janet Yellen reiterated the Fed’s intent to normalize monetary policy gradually; the timing and size of future adjustments will be based on economic conditions in relation to the Fed’s goals of maximum employment and 2% inflation.

Rising interest rates and wider credit yield premiums(b) resulted in a small positive return for the U.S. bond market in 2015. Some of the prominent factors affecting bond prices included changing expectations regarding Fed policy, diverging global economic conditions and monetary policy, and concerns about the effect of China’s decelerating economy. Investment-grade corporate bonds returned –0.7%(c) for 2015, underperforming comparable-duration(d) Treasuries by 1.6 percentage points in the sector’s poorest relative result since 2011. Agency-guaranteed(e) mortgage-backed securities (MBS) returned 1.5% for the year, roughly in line with comparable-duration Treasuries.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our long-term outlook for the Fund’s common stock, preferred stock, and fixed income holdings. We increased the allocation to preferred stock by 2.3 percentage points during the year due to attractive valuations and decreased our common stock and fixed income weightings by 0.8 percentage points and 1.6 percentage points, respectively.

Equity Strategy

As a value-oriented manager, 2015 was a challenging year for absolute and relative performance. Across equities, value stocks (the lower valuation portion of the market) underperformed growth stocks (the higher valuation portion of the market) by one of the widest spreads since the global financial crisis. The equity portfolio of the Fund was significantly affected by this performance divergence. Many of the S&P 500’s higher-valuation growth companies, not held in the equity portfolio, outperformed significantly. In addition, some individual holdings (e.g., HP Inc.(f), Time Warner, Wal-Mart) significantly detracted from results for the year, and the portfolio’s Energy holdings were negatively impacted by falling oil prices.

We continue to be optimistic about the long-term outlook for the equity portfolio. Our value-oriented approach has led us to invest in companies where we believe the long-term potential is not reflected in the current valuation. Two examples of such companies—American Express and Hewlett Packard Enterprise—are discussed below.(g)

American Express

American Express—the largest new purchase in the equity portfolio during 2015—provides charge and credit card products and travel-related services to consumers and businesses worldwide. The company is the number one credit/charge card issuer and merchant acquirer in the United States measured by billed business, and its network is the second largest after Visa. Historically, American Express has generated attractive returns due to its vertical integration and strong value proposition for high-spending customers.

In 2015, American Express’ stock price declined 24% due to concerns that the company’s business model is under pressure: Costco U.S. and JetBlue terminated their exclusive relationships with the card company and the Department of Justice questioned American Express’ ability to enforce rules prohibiting merchants from steering customers to other credit cards. As a result, American Express’ valuation relative to the market is at a historically low level (13 times forward estimated earnings(h)). We initiated a position in the company because we believe these near-term concerns have obscured a long-term investment opportunity. The company has an attractive business model that produces high returns on capital by encouraging more affluent and creditworthy customers to use the company’s credit and charge cards. American Express’ highly perceived rewards program, customer service, and strong brand recognition help attract and retain wealthier customers. The company should benefit from a continued industry shift from paper to plastic payments and growth in its third-party issued cards business. We believe American Express will be able to maintain its strong return on equity and improve profitability in the long run. On December 31, American Express was a 1.4% position in the equity portfolio.

Hewlett Packard Enterprise

After providing strong returns in 2013 and 2014, Hewlett-Packard was the portfolio’s largest detractor from results during 2015. Hewlett-Packard recently split into two entities—Hewlett Packard Enterprise and HP Inc.—which should result in greater focus and flexibility for each company to achieve its strategic goals. To assess secular challenges and evaluate the risks and opportunities of each stand-alone business, we met numerous times with their management teams and competitors and spoke with industry consultants. As a result, we added to the portfolio’s positions in both companies. On December 31, Hewlett Packard Enterprise was a 2.4% position and HP Inc. was a 1.8% position in the equity portfolio.

PAGE 2 ▪ DODGE & COX BALANCED FUND

Hewlett Packard Enterprise, one of the largest vendors in information technology (IT), consists of the enterprise technology infrastructure, software, and services segments of the old Hewlett-Packard. We acknowledge the company faces headwinds: the shift to the cloud has negatively impacted all on-premise IT vendors, continued public cloud adoption will likely erode the company’s market share, and competition is keen. Despite these risks, we believe Hewlett Packard Enterprise is an attractive investment due to its strong market positions across its portfolio (e.g., top provider of servers, number two position in IT services), scale advantages, and opportunities to improve its margin structure. Meg Whitman—the CEO of Hewlett Packard Enterprise—has overseen sound acquisitions (e.g., 3Par), new product launches, and cost reduction programs during her tenures at Hewlett-Packard and eBay. Management is actively cutting costs and retooling its product/service offerings to improve the company’s competitiveness. Margins in the Enterprise Services segment should expand as the company optimizes its contract mix and delivery models. The company trades at a compelling valuation (eight times forward estimated earnings), which is among the lowest in the S&P 500.

Fixed Income Strategy

We increased the fixed income portfolio weighting in credit investments to 55% in 2015 due to wider credit premiums and reduced our weighting in Treasuries to 8%. Most of the higher allocation to credit occurred in corporate bonds where the weighting rose to 46% from 44% at the end of 2014. A 36% allocation to structured products—Agency-guaranteed MBS (at 33%) and more traditional, AAA-rated asset-backed securities (3%)—rounds out the fixed income portfolio’s non-U.S. Treasury sector exposures.

Most of the increase in the credit position occurred in the third quarter, in part due to high levels of new issuance in connection with M&A financing. These transactions generally resulted in higher leverage and more attractive entry points for investors due to wider credit premiums at new issue. Much of the recent increase in investment-grade corporate leverage has been concentrated in highly-rated issuers engaging in strategic transactions that build scale and are expected to result in meaningful synergies. Examples of new or growing positions in the portfolio during 2015 related to strategic actions by corporate issuers included Allergan, Charter Communications, Hewlett Packard Enterprise, and Imperial Tobacco Group.

We have also found opportunities to invest in market sectors experiencing heightened volatility. In 2015, these segments were primarily the commodities sectors and the emerging markets, with the hardest-hit issuers exposed to both. Our analysis has focused on issuers whose securities appear undervalued relative to credit fundamentals, and has included in-depth assessments of the value of an issuer’s assets over a market cycle, as well as the issuer’s ability to survive a prolonged period of commodity price weakness. The result of this analysis has been new or increased exposures to BHP Billiton, Cemex, Codelco, Kinder Morgan, Teck Resources, and TransCanada. We have also maintained the Fund’s positions in Petrobras, Rio Oil Finance Trust, and Pemex (all of which underperformed substantially in 2015), based in part on potential downside protection provided by strong government relationships and other sources of financial flexibility.

We continue to maintain a substantial position in subordinated securities issued by large U.S. and UK banks. 2015 presented opportunities to broaden these investments to include industrial hybrids, which are subordinated securities that are given partial equity treatment by the rating agencies. Examples include hybrid securities issued by TransCanada, a midstream energy company whose stability is supported by the long-term contractual nature of its business, and BHP Billiton, the world’s largest mining company with a strong balance sheet and attractive cost positions in its operations.

We remain constructive on the Fund’s credit holdings, which generally are diversified across market sectors, trade at attractive prices, and maintain financial flexibility to weather the current challenged environment. While we recognize that recent increases in corporate leverage and shareholder remuneration could result in weaker credit profiles, we believe that valuations provide adequate compensation for the current risks.

Turning to the portfolio’s Agency MBS, currently a 33% weighting, we shifted both the weighting and the mix of underlying holdings throughout the year in response to changing valuations. We likewise reduced the portfolio’s holdings of shorter-duration AAA-rated ABS to purchase relatively more attractive corporate bonds. We continue to view the portfolio’s MBS favorably in terms of their ability to generate regular income, provide an important source of liquidity, and add an element of defensiveness in a volatile market environment for credit markets.

With respect to interest rate risk, we believe it is prudent to mitigate the effect of price declines associated with rising interest rates through a shorter portfolio duration (roughly 70% of that of the Barclays U.S. Agg). We see a clear disconnect between the slow pace of rate increases implied by current U.S. Treasury valuations and the faster pace indicated by Fed expectations, particularly in the context of a modestly expanding economy (more than 2% growth is expected over the next several years) and an inflation rate likely to rise as energy and import prices increase. It is our view that interest rates will rise more quickly than the levels implied by the market’s very modest expectations.

IN CLOSING

On December 31, the Fund’s equity portfolio of 63 companies traded at 13.8 times forward estimated earnings, a significant discount to the S&P 500 (17.4 times forward estimated earnings). We remain confident in the prospects for the equity portfolio over our three- to five-year investment horizon and believe it is positioned to benefit from long-term global growth opportunities. The fixed income portfolio, with its defensive duration posture and higher yield than the Barclays U.S. Agg, is positioned to soften the effects of increases in interest rates that could reduce fixed income asset values.

Our experienced and stable team has weathered past periods of market turbulence by remaining steadfast in our investment philosophy and process. Our approach—constructing a diversified

DODGE & COX BALANCED FUND ▪ PAGE 3

portfolio through in-depth, independent research, a three- to five-year investment horizon, and a focus on valuation relative to underlying fundamentals—continues to guide us through this period as well. We remain confident that our enduring value-oriented approach will benefit the Fund in the years ahead.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(c)	Sector returns as calculated and reported by Barclays.
(d)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(e)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(f)	After Hewlett-Packard Co. split into two companies, HP Inc. retained the HPQ ticker symbol. HP Inc.’s –37% return in 2015 includes Hewlett-Packard Co.’s performance through October 2015.
(g)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(h)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.

PAGE 4 ▪ DODGE & COX BALANCED FUND

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 4.2 percentage points in 2015. The Fund’s higher weighting in equities had a negative impact on results. Preferred equities were especially strong and contributed meaningfully.

Equity Portfolio

▪

The portfolio’s holdings in the Consumer Discretionary sector (down 6% compared to up 10% for the S&P 500 sector) hindered performance. Media holdings Twenty-First Century Fox (down 29%) and Time Warner (down 23%) were particularly weak.

▪	Wal-Mart, the portfolio’s only holding in the Consumer Staples sector (down 27% compared to up 7% for the S&P 500 sector), hurt returns.
▪	The portfolio’s holdings in the Information Technology sector (flat compared to up 6% for the S&P 500 sector) detracted from results. HP Inc. (down 37%) and NetApp (down 35%) performed poorly.
▪

The portfolio’s average overweight position (5% versus 3%) and holdings in the Health Care Providers & Services industry (up 18% compared to up 12% for the S&P 500 industry) helped returns. Cigna (up 42%) and UnitedHealth Group (up 18%) were particularly strong.

Fixed Income Portfolio

▪	Certain emerging market-related credit holdings underperformed for the year, including Pemex, Petrobras, and Rio Oil Finance Trust.
▪

The portfolio’s overweight to the Industrial sub-sector (27% versus 14% for the Barclays U.S. Agg) and underweight to U.S. Treasuries (9% versus 36% for the Barclays U.S. Agg) detracted from relative returns.

▪	Corporate security selection was slightly negative as a number of industrial issuers performed poorly.
▪	The portfolio’s shorter relative duration (approximately 72% of the Barclays U.S. Agg’s duration) added to relative returns.

Unless otherwise noted, figures cited in this section denote portfolio positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is an eight-member committee with an average tenure of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	–2.88%	9.58%	5.76%	8.78%
Combined Index(a)	1.31	8.95	6.49	7.36
S&P 500 Index	1.41	12.58	7.31	8.19
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	0.57	3.26	4.52	5.34

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of McGraw Hill Financial. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$960.70	$2.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$94.42
Total Net Assets (billions)	$14.3
Expense Ratio	0.53%
Portfolio Turnover Rate	20%
30-Day SEC Yield(a)	2.17%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years, and by the Fixed Income Investment Policy Committee, whose eight members’ average tenure is 20 years.

EQUITY PORTFOLIO (70.2%)	Fund
Number of Common Stocks	63
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$38
Price-to-Earnings Ratio(b)(c)	13.8x
Foreign Securities not in the S&P 500(d)	6.2%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)	Common	Preferred	Total
Financials	17.9	3.9	21.8
Information Technology	16.5	—	16.5
Health Care	11.1	—	11.1
Consumer Discretionary	10.1	0.4	10.5
Energy	4.9	—	4.9

TEN LARGEST EQUITY SECURITIES (%)(e)	Common	Preferred	Total
Wells Fargo & Co.	2.8	1.7	4.5
JPMorgan Chase & Co.	1.3	1.8	3.1
Microsoft Corp.	2.7	—	2.7
Capital One Financial Corp.	2.6	—	2.6
Charles Schwab Corp.	2.6	—	2.6
Time Warner Cable, Inc.	2.6	—	2.6
Alphabet, Inc.	2.3	—	2.3
Bank of America Corp.	2.3	—	2.3
Novartis AG (Switzerland)	2.0	—	2.0
EMC Corp.	1.8	—	1.8

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (28.2%)	Fund
Number of Credit Issuers	60
Effective Duration (years)	4.0

SECTOR DIVERSIFICATION (%)
U.S. Treasury(g)	2.2
Government-Related	2.0
Mortgage-Related(h)	9.5
Corporate	13.2
Asset-Backed	1.3

CREDIT QUALITY (%)(i)
U.S. Treasury/Agency/GSE(g)	11.7
Aaa	0.9
Aa	0.8
A	1.3
Baa	10.1
Ba	2.8
B	0.6

FIVE LARGEST CREDIT ISSUERS (%)(e)
Telecom Italia SPA	0.6
Verizon Communications, Inc.	0.6
State of Illinois GO	0.5
State of California GO	0.5
Kinder Morgan, Inc.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(g)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(h)	The fixed income portfolio holds 0.16% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(i)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2015

COMMON STOCKS: 65.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.1%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	860,000	$39,035,400

CONSUMER DURABLES & APPAREL: 0.4%
Coach, Inc.	1,655,036	54,169,328

MEDIA: 7.9%
Comcast Corp., Class A	4,564,774	257,590,197
DISH Network Corp., Class A(a)	1,165,032	66,616,530
News Corp., Class A	688,050	9,192,348
Time Warner Cable, Inc.	1,982,383	367,910,461
Time Warner, Inc.	3,817,066	246,849,658
Twenty-First Century Fox, Inc., Class A	4,882,200	132,600,552
Twenty-First Century Fox, Inc., Class B	1,600,000	43,568,000

		1,124,327,746
RETAILING: 1.5%
Liberty Interactive Corp. QVC Group, Series A(a)	2,284,650	62,416,638
Target Corp.	985,400	71,549,894
The Priceline Group, Inc.(a)	67,000	85,421,650

		219,388,182

		1,436,920,656
CONSUMER STAPLES: 1.4%
FOOD & STAPLES RETAILING: 1.4%
Wal-Mart Stores, Inc.	3,201,900	196,276,470

ENERGY: 4.9%
Apache Corp.	2,710,017	120,514,456
Baker Hughes, Inc.	3,547,579	163,720,771
Concho Resources, Inc.(a)	560,900	52,085,174
National Oilwell Varco, Inc.	2,210,000	74,012,900
Schlumberger, Ltd.(b) (Curacao/United States)	3,674,021	256,262,964
Weatherford International PLC(a)(b) (Ireland)	4,250,000	35,657,500

		702,253,765
FINANCIALS: 17.9%
BANKS: 7.1%
Bank of America Corp.	19,257,100	324,096,993
BB&T Corp.	2,714,584	102,638,421
JPMorgan Chase & Co.	2,929,900	193,461,297
Wells Fargo & Co.	7,408,506	402,726,386

		1,022,923,097
DIVERSIFIED FINANCIALS: 9.3%
American Express Co.	1,905,000	132,492,750
Bank of New York Mellon Corp.	5,702,600	235,061,172
Capital One Financial Corp.	5,169,959	373,167,641
Charles Schwab Corp.	11,232,900	369,899,397
Goldman Sachs Group, Inc.	1,182,000	213,031,860

		1,323,652,820
INSURANCE: 1.5%
AEGON NV(b) (Netherlands)	12,084,994	68,521,916
MetLife, Inc.	3,077,000	148,342,170

		216,864,086

		2,563,440,003
HEALTH CARE: 11.1%
HEALTH CARE EQUIPMENT & SERVICES: 4.7%
Anthem, Inc.	260,980	36,391,051
Cigna Corp.	1,361,216	199,186,737
Express Scripts Holding Co.(a)	2,599,568	227,228,239
Medtronic PLC(b) (Ireland)	660,200	50,782,584
UnitedHealth Group, Inc.	1,398,562	164,526,834

		678,115,445
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 6.4%
AstraZeneca PLC ADR(b) (United Kingdom)	1,270,100	43,119,895
Merck & Co., Inc.	2,583,175	136,443,304
Novartis AG ADR(b) (Switzerland)	3,294,900	283,493,196

	SHARES	VALUE
Roche Holding AG ADR(b) (Switzerland)	5,980,000	$206,130,600
Sanofi ADR(b) (France)	5,515,165	235,221,787
Thermo Fisher Scientific, Inc.	24,500	3,475,325

		907,884,107

		1,585,999,552
INDUSTRIALS: 2.9%
CAPITAL GOODS: 0.6%
Danaher Corp.	826,400	76,756,032
NOW, Inc.(a)	340,950	5,393,829

		82,149,861
COMMERCIAL & PROFESSIONAL SERVICES: 1.0%
ADT Corp.	2,017,717	66,544,307
Tyco International PLC(b) (Ireland)	2,365,434	75,433,690

		141,977,997
TRANSPORTATION: 1.3%
FedEx Corp.	1,242,254	185,083,423

		409,211,281
INFORMATION TECHNOLOGY: 16.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Maxim Integrated Products, Inc.	2,377,091	90,329,458

SOFTWARE & SERVICES: 7.3%
Alphabet, Inc., Class A(a)	116,700	90,793,767
Alphabet, Inc., Class C(a)	326,895	248,074,078
Cadence Design Systems, Inc.(a)	1,170,700	24,362,267
eBay, Inc.(a)	320,592	8,809,868
Microsoft Corp.	6,901,700	382,906,316
Symantec Corp.	9,214,000	193,494,000
Synopsys, Inc.(a)	1,614,700	73,646,467
VMware, Inc.(a)	326,300	18,458,791

		1,040,545,554
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.6%
Cisco Systems, Inc.	6,991,100	189,843,321
Corning, Inc.	5,761,700	105,323,876
EMC Corp.	10,174,000	261,268,320
Hewlett Packard Enterprise Co.	15,984,712	242,967,622
HP, Inc.	14,934,712	176,826,990
Juniper Networks, Inc.	620,645	17,129,802
NetApp, Inc.	3,826,491	101,516,806
TE Connectivity, Ltd.(b) (Switzerland)	2,080,536	134,423,431

		1,229,300,168

		2,360,175,180
MATERIALS: 0.6%
Celanese Corp., Series A	1,330,960	89,613,537

TELECOMMUNICATION SERVICES: 0.5%
Sprint Corp.(a)	18,742,971	67,849,555

TOTAL COMMON STOCKS (Cost $6,846,235,719)		$9,411,739,999

PREFERRED STOCKS: 4.3%
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(d)	53,210	56,402,600

FINANCIALS: 3.9%
BANKS: 3.9%
Citigroup, Inc. 5.95%
12/31/49	60,975	58,688,438
7/29/49	5,175	5,063,738
JPMorgan Chase & Co. 6.10%	254,565	255,863,281
Wells Fargo & Co. 5.875%	227,645	239,596,362

		559,211,819

TOTAL PREFERRED STOCKS (Cost $601,634,518)		$615,614,419

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES: 28.2%

	PAR VALUE	VALUE
U.S. TREASURY: 2.2%
U.S. Treasury Note/Bond
0.50%, 3/31/17	$50,600,000	$50,368,758
0.875%, 1/15/18	148,000,000	147,343,768
1.00%, 3/15/18	81,500,000	81,225,590
1.625%, 7/31/19	13,315,000	13,363,839
1.625%, 11/30/20	23,000,000	22,869,659

		315,171,614
GOVERNMENT-RELATED: 2.0%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	71,193	72,524
Series 1997-20F 1, 7.20%, 6/1/17	159,461	163,598
Series 1997-20I 1, 6.90%, 9/1/17	232,115	238,998
Series 1998-20D 1, 6.15%, 4/1/18	262,195	275,691
Series 1998-20I 1, 6.00%, 9/1/18	239,941	251,340
Series 1999-20F 1, 6.80%, 6/1/19	261,313	271,606
Series 2000-20D 1, 7.47%, 4/1/20	933,276	990,642
Series 2000-20E 1, 8.03%, 5/1/20	198,626	212,663
Series 2000-20G 1, 7.39%, 7/1/20	418,605	442,963
Series 2000-20I 1, 7.21%, 9/1/20	286,407	303,850
Series 2001-20E 1, 6.34%, 5/1/21	916,069	994,336
Series 2001-20G 1, 6.625%, 7/1/21	804,090	873,338
Series 2003-20J 1, 4.92%, 10/1/23	3,385,536	3,641,847
Series 2007-20F 1, 5.71%, 6/1/27	3,874,995	4,332,510

		13,065,906
FOREIGN AGENCY: 0.6%
Corp. Nacional del Cobre de Chile(b) (Chile)	11,100,000	10,452,604
4.50%, 9/16/25(d)
Petroleo Brasileiro SA(b) (Brazil)
4.375%, 5/20/23	29,800,000	19,668,000
6.25%, 3/17/24	4,225,000	3,031,437
Petroleos Mexicanos(b) (Mexico)
4.25%, 1/15/25(d)	22,685,000	19,849,375
6.625%, 6/15/35	9,425,000	8,423,594
6.375%, 1/23/45	17,125,000	14,552,277
5.625%, 1/23/46(d)	16,675,000	12,759,710

		88,736,997
LOCAL AUTHORITY: 1.2%
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	4,757,837
7.102%, 1/1/41	12,436,000	17,092,785
State of California GO
7.50%, 4/1/34	13,470,000	18,795,634
7.55%, 4/1/39	16,525,000	24,002,728
7.30%, 10/1/39	13,730,000	19,216,371
7.625%, 3/1/40	8,790,000	12,800,613
State of Illinois GO
5.365%, 3/1/17	37,215,000	38,596,793
5.665%, 3/1/18	26,160,000	27,699,516
5.10%, 6/1/33	11,565,000	10,936,442

		173,898,719
SOVEREIGN: 0.1%
Spain Government International(b) (Spain)
4.00%, 3/6/18(d)	11,850,000	12,360,522

		288,062,144

	PAR VALUE	VALUE
MORTGAGE-RELATED: 9.5%
FEDERAL AGENCY CMO & REMIC: 2.1%
Dept. of Veterans Affairs
Series 1995-1 1, 7.243%, 2/15/25	$395,926	$445,411
Series 1995-2C 3A, 8.793%, 6/15/25	179,364	217,524
Series 2002-1 2J, 6.50%, 8/15/31	10,723,089	12,247,566
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	2,099,246	2,351,752
Trust 2009-66 ET, 6.00%, 5/25/39	4,796,186	5,160,867
Trust 2009-30 AG, 6.50%, 5/25/39	3,302,517	3,576,862
Trust 2001-T7 A1, 7.50%, 2/25/41	1,718,556	2,008,262
Trust 2001-T5 A3, 7.50%, 6/19/41	682,256	811,245
Trust 2001-T8 A1, 7.50%, 7/25/41	1,692,666	1,957,987
Trust 2001-T4 A1, 7.50%, 7/25/41	1,712,600	2,025,133
Trust 2001-W3 A, 6.808%, 9/25/41	1,160,859	1,302,228
Trust 2001-T10 A2, 7.50%, 12/25/41	1,489,256	1,778,734
Trust 2013-106 MA, 4.00%, 2/25/42	11,563,313	12,242,707
Trust 2002-W6 2A1, 6.321%, 6/25/42	1,718,690	2,001,011
Trust 2002-W8 A2, 7.00%, 6/25/42	2,234,030	2,545,373
Trust 2003-W2 1A1, 6.50%, 7/25/42	3,487,032	3,980,360
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,341,223	1,557,434
Trust 2003-W4 4A, 7.028%, 10/25/42	1,803,821	2,070,685
Trust 2012-121 NB, 7.00%, 11/25/42	3,164,256	3,648,919
Trust 2013-98 FA, 0.972%, 9/25/43	10,693,645	10,818,562
Trust 2013-92 FA, 0.972%, 9/25/43	46,687,279	46,951,706
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,211,506	2,469,037
Trust 2004-W2 5A, 7.50%, 3/25/44	4,324,224	4,930,797
Trust 2004-W8 3A, 7.50%, 6/25/44	723,254	841,494
Trust 2005-W4 1A2, 6.50%, 8/25/45	6,459,234	7,647,394
Trust 2009-11 MP, 7.00%, 3/25/49	6,673,247	7,588,629
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	134,068	138,901
Series 16 PK, 7.00%, 8/25/23	2,444,672	2,705,203
Series T-48 1A4, 5.538%, 7/25/33	31,624,028	34,855,962
Series 314 F2, 0.941%, 9/15/43	22,307,420	22,317,611
Series T-51 1A, 6.50%, 9/25/43	214,076	249,417
Series T-59 1A1, 6.50%, 10/25/43	11,105,448	12,756,046
Series 4281 BC, 4.786%, 12/15/43	76,760,905	82,819,605

		299,020,424
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.4%
Fannie Mae, 15 Year
3.50%, 12/1/29	11,970,331	12,545,691
4.00%, 2/1/27-5/1/27	73,221,983	77,654,673
4.50%, 1/1/25-1/1/27	19,067,881	20,499,531
6.00%, 7/1/16-3/1/22	2,681,738	2,764,039
6.50%, 9/1/16-11/1/18	2,289,141	2,336,331
7.00%, 11/1/18	151,009	153,966
7.50%, 12/1/16-8/1/17	166,511	168,910
Fannie Mae, 20 Year
4.00%, 11/1/30-12/1/34	197,825,165	211,580,702
4.50%, 1/1/31-5/1/32	61,706,443	67,109,133
Fannie Mae, 30 Year
4.50%, 1/1/39-2/1/45	75,323,091	81,860,896
5.50%, 7/1/33-8/1/37	18,624,348	20,951,246
6.00%, 9/1/36-8/1/37	24,376,674	27,807,279
6.50%, 12/1/28-8/1/39	27,831,830	32,020,692
7.00%, 4/1/37-8/1/37	8,954,789	10,377,448
Fannie Mae, Hybrid ARM
2.00%, 1/1/35	3,146,535	3,276,777
2.246%, 12/1/34	2,396,886	2,495,717
2.266%, 9/1/34	1,643,186	1,751,991
2.272%, 1/1/35	1,596,759	1,690,113
2.319%, 8/1/35	1,820,017	1,911,963
2.436%, 8/1/38	4,655,366	4,943,460
2.525%, 11/1/43	8,927,599	9,165,918
2.707%, 4/1/44	20,208,801	20,876,530

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.817%, 12/1/44	$19,774,634	$20,236,265
2.837%, 11/1/44	33,113,696	33,900,264
2.843%, 12/1/45	31,025,839	31,690,646
2.947%, 9/1/45	7,215,008	7,395,642
3.284%, 6/1/41	17,461,196	18,333,013
3.569%, 12/1/40	6,752,555	7,043,894
3.757%, 11/1/40	2,781,454	2,909,755
4.27%, 7/1/39	3,194,145	3,406,023
5.566%, 5/1/37	1,781,996	1,890,037
6.35%, 9/1/36	422,015	445,578
Fannie Mae, Multifamily DUS Trust 2014-M9 ASQ2, 1.462%, 4/25/17	6,492,485	6,500,988
Freddie Mac, Hybrid ARM
2.216%, 4/1/37	2,849,537	3,010,044
2.447%, 10/1/38	2,517,714	2,659,540
2.535%, 9/1/37	1,435,803	1,526,716
2.558%, 10/1/35	3,206,679	3,387,835
2.623%, 8/1/42	13,917,232	14,321,510
2.678%, 5/1/34	3,169,406	3,387,139
2.69%, 2/1/38	7,150,632	7,602,865
2.784%, 10/1/45	16,972,680	17,287,286
2.939%, 5/1/44	3,082,081	3,164,477
2.952%, 6/1/44	5,691,194	5,837,153
2.97%, 5/1/44	23,078,551	23,727,620
3.141%, 6/1/44	8,211,836	8,459,960
3.609%, 10/1/41	2,135,177	2,222,316
5.857%, 7/1/38	552,655	589,911
6.103%, 1/1/38	703,454	746,787
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	48,627,233	51,359,897
4.50%, 9/1/24-9/1/26	13,296,565	14,246,687
6.00%, 2/1/18	325,603	332,847
6.50%, 5/1/16-9/1/18	1,022,622	1,041,584
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	14,328,880	15,560,529
6.50%, 10/1/26	5,265,986	5,996,930
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-1/1/44	85,366,522	92,170,526
5.50%, 12/1/37	1,135,012	1,273,791
6.00%, 2/1/39	2,948,130	3,357,630
6.50%, 12/1/32-4/1/33	7,928,552	9,202,337
7.00%, 11/1/37-9/1/38	7,339,801	8,428,452
7.47%, 3/17/23	115,396	126,666
7.75%, 7/25/21	328,322	354,645
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	921,752	1,043,115
7.97%, 4/15/20-1/15/21	412,946	443,203

		1,050,565,109

		1,349,585,533
ASSET-BACKED: 1.3%
AUTO LOAN: 0.3%
Ford Credit Auto Owner Trust
Series 2014-C A3, 1.06%, 5/15/19	23,000,000	22,944,850
Series 2015-1 A, 2.12%, 7/15/26(d)	16,450,000	16,245,696

		39,190,546
CREDIT CARD: 0.3%
American Express Master Trust Series 2014-3 A, 1.49%, 4/15/20	16,025,000	16,029,651
Chase Issuance Trust
Series 2013-A8 A8, 1.01%, 10/15/18	14,000,000	13,987,047
Series 2014-A1 A1, 1.15%, 1/15/19	8,400,000	8,393,246
Series 2014-A6 A6, 1.26%, 7/15/19	6,500,000	6,486,090

		44,896,034

	PAR VALUE	VALUE
OTHER: 0.5%
Rio Oil Finance Trust(b) (Brazil)
9.25%, 7/6/24(d)	$49,425,000	$36,574,500
9.75%, 1/6/27(d)	42,925,000	31,549,875

		68,124,375
STUDENT LOAN: 0.2%
SLM Student Loan Trust (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(d)	5,250,000	5,223,136
Series 2012-B A2, 3.48%, 10/15/30(d)	9,358,036	9,486,544
Series 2012-E A2A, 2.09%, 6/15/45(d)	13,775,000	13,661,272
Series 2012-C A2, 3.31%, 10/15/46(d)	10,100,000	10,227,070

		38,598,022

		190,808,977
CORPORATE: 13.2%
FINANCIALS: 4.2%
Bank of America Corp.
7.625%, 6/1/19	6,800,000	7,868,810
5.625%, 7/1/20	5,030,000	5,589,210
4.20%, 8/26/24	5,825,000	5,833,458
6.625%, 5/23/36(c)	37,275,000	42,454,249
Barclays PLC(b) (United Kingdom) 4.375%, 9/11/24	23,275,000	22,758,784
BNP Paribas SA(b) (France)
4.25%, 10/15/24	31,175,000	30,899,756
4.375%, 9/28/25(d)	10,100,000	9,892,778
Boston Properties, Inc.
3.85%, 2/1/23	7,800,000	7,963,215
3.125%, 9/1/23	17,550,000	17,095,543
3.80%, 2/1/24	11,175,000	11,368,205
Capital One Financial Corp.
3.50%, 6/15/23	42,579,000	42,342,857
4.20%, 10/29/25	6,175,000	6,100,066
Cigna Corp.
7.65%, 3/1/23	9,705,000	11,771,777
7.875%, 5/15/27	21,888,000	28,780,706
8.30%, 1/15/33	8,845,000	11,617,775
Citigroup, Inc. 6.692%, 10/30/40(c)	43,080,925	45,131,577
Equity Residential
4.625%, 12/15/21	14,054,000	15,259,552
3.00%, 4/15/23	14,775,000	14,514,074
Health Net, Inc. 6.375%, 6/1/17	13,275,000	13,806,000
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,030,271
6.50%, 5/2/36	23,190,000	27,661,867
6.50%, 9/15/37	15,315,000	18,375,075
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	32,999,047
Lloyds Banking Group PLC(b) (United Kingdom) 4.50%, 11/4/24	19,575,000	19,873,480
Navient Corp.
6.00%, 1/25/17	14,285,000	14,642,125
4.625%, 9/25/17	9,550,000	9,406,750
8.45%, 6/15/18	15,755,000	16,582,137
Royal Bank of Scotland Group PLC(b) (United Kingdom)
6.125%, 12/15/22	48,416,000	52,710,935
6.00%, 12/19/23	3,250,000	3,500,270
Unum Group
7.19%, 2/1/28	8,305,000	9,754,048
7.25%, 3/15/28	2,030,000	2,361,507
6.75%, 12/15/28	11,368,000	13,341,587
Wells Fargo & Co. 4.30%, 7/22/27	20,710,000	21,158,268

		597,445,759

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 8.6%
Allergan PLC(b) (Ireland)
3.00%, 3/12/20	$19,550,000	$19,534,419
3.45%, 3/15/22	11,130,000	11,147,775
3.80%, 3/15/25	10,870,000	10,815,487
AT&T, Inc.
3.40%, 5/15/25	6,725,000	6,464,171
6.55%, 2/15/39	7,675,000	8,621,028
5.35%, 9/1/40	27,575,000	27,235,552
4.75%, 5/15/46	7,000,000	6,407,968
Becton, Dickinson and Co. 3.734%, 12/15/24	5,725,000	5,777,544
BHP Billiton, Ltd.(b) (Australia) 6.75%, 10/19/75(c)(d)	19,800,000	19,107,000
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	664,677	748,300
3.85%, 9/1/23	2,150,000	2,234,633
5.72%, 1/15/24	9,037,276	9,948,974
5.342%, 4/1/24	9,407,801	10,166,540
5.629%, 4/1/24	14,244,488	15,581,690
Cemex SAB de CV(b) (Mexico)
6.50%, 12/10/19(d)	22,500,000	21,712,500
6.00%, 4/1/24(d)	10,575,000	9,068,062
5.70%, 1/11/25(d)	22,475,000	18,794,719
6.125%, 5/5/25(d)	8,100,000	6,925,500
Charter Communications, Inc.
4.908%, 7/23/25(d)	11,600,000	11,588,597
6.484%, 10/23/45(d)	8,150,000	8,152,893
Cox Enterprises, Inc.
3.25%, 12/15/22(d)	15,740,000	14,307,550
2.95%, 6/30/23(d)	37,166,000	32,742,651
3.85%, 2/1/25(d)	19,625,000	17,993,868
CRH PLC(b) (Ireland) 3.875%, 5/18/25(d)	17,100,000	16,991,740
CSX Corp. 9.75%, 6/15/20	5,231,000	6,646,169
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	3,968,681
7.875%, 1/1/23	8,660,000	10,205,273
7.75%, 7/15/26	50,000	57,831
7.75%, 5/15/27	540,000	628,421
7.00%, 12/1/28	15,135,000	16,775,271
Dow Chemical Co.
8.55%, 5/15/19	12,775,000	15,061,342
7.375%, 11/1/29	17,000,000	21,006,764
9.40%, 5/15/39	9,677,000	13,906,023
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,108,848
6.72%, 7/15/23	5,156,509	5,813,964
Ford Motor Credit Co. LLC(f)
5.75%, 2/1/21	12,700,000	14,036,865
5.875%, 8/2/21	11,350,000	12,657,270
4.25%, 9/20/22	9,593,000	9,814,790
4.375%, 8/6/23	14,575,000	14,981,599
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(d)	33,600,000	33,680,640
Imperial Tobacco Group PLC(b) (United Kingdom)
3.75%, 7/21/22(d)	10,475,000	10,518,126
4.25%, 7/21/25(d)	31,825,000	32,300,020
Kinder Morgan, Inc.
4.30%, 6/1/25	36,515,000	31,565,647
5.50%, 3/1/44	33,730,000	26,307,646
5.40%, 9/1/44	15,414,000	11,648,452

	PAR VALUE	VALUE
Macy’s, Inc.
6.90%, 1/15/32	$49,699,000	$54,850,351
6.70%, 7/15/34	2,890,000	3,002,626
Naspers, Ltd. (b) (South Africa)
6.00%, 7/18/20(d)	21,900,000	23,300,067
5.50%, 7/21/25(d)	17,575,000	16,907,712
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,220,403
RELX PLC(b) (United Kingdom)
8.625%, 1/15/19	4,901,000	5,716,316
3.125%, 10/15/22	22,133,000	21,508,274
Sprint Corp. 6.00%, 12/1/16	24,367,000	24,245,165
Teck Resources, Ltd.(b) (Canada) 5.20%, 3/1/42	17,773,000	7,464,660
Telecom Italia SPA(b) (Italy)
6.999%, 6/4/18	17,100,000	18,468,000
7.175%, 6/18/19	27,527,000	30,349,068
5.303%, 5/30/24(d)	11,500,000	11,356,250
7.20%, 7/18/36	11,596,000	11,711,960
7.721%, 6/4/38	7,062,000	7,362,135
The Kraft Heinz Co. 3.95%, 7/15/25(d)	4,000,000	4,038,724
Time Warner Cable, Inc.
8.75%, 2/14/19	13,840,000	16,059,202
8.25%, 4/1/19	33,815,000	38,861,483
6.55%, 5/1/37	11,000,000	11,125,840
6.75%, 6/15/39	2,110,000	2,117,503
Time Warner, Inc.
7.625%, 4/15/31	31,348,000	38,787,727
7.70%, 5/1/32	14,374,000	17,944,415
TransCanada Corp.(b) (Canada) 5.625%, 5/20/75(c)	20,570,000	19,018,693
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	15,000,000	16,713,435
6.65%, 11/15/37	1,638,000	1,903,456
Union Pacific Corp.
5.866%, 7/2/30	26,119,175	29,814,027
6.176%, 1/2/31	9,262,594	10,532,209
Verizon Communications, Inc.
4.15%, 3/15/24	12,750,000	13,110,838
4.272%, 1/15/36	11,847,000	10,693,173
6.55%, 9/15/43	46,476,000	55,175,238
Vulcan Materials Co. 7.50%, 6/15/21	20,340,000	23,696,100
Xerox Corp.
6.35%, 5/15/18	20,585,000	22,009,708
4.50%, 5/15/21	19,161,000	19,347,973
Zoetis, Inc.
3.45%, 11/13/20	8,960,000	8,970,743
4.50%, 11/13/25	7,985,000	8,097,365

		1,225,239,642
UTILITIES: 0.4%
Dominion Resources, Inc. 5.75%, 10/1/54(c)	22,950,000	22,486,410
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	18,700,000	22,833,598
6.00%, 10/7/39(d)	8,550,000	9,560,627

		54,880,635

		1,877,566,036

TOTAL DEBT SECURITIES (Cost $3,929,370,365)		$4,021,194,304

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$14,374,610	$14,374,610

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(e) 0.08%, dated 12/31/15, due 1/4/16, maturity value $184,725,642	184,724,000	184,724,000

TOTAL SHORT-TERM INVESTMENTS (Cost $199,098,610)		$199,098,610

TOTAL INVESTMENTS (Cost $11,576,339,212)	99.8%	$14,247,647,332
OTHER ASSETS LESS LIABILITIES	0.2%	21,681,711

NET ASSETS	100.0%	$14,269,329,043

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Hybrid security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, all such securities in total represented $586,566,526 or 4.1% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.625%-1.75%, 7/31/20-3/31/22. Total collateral value is $188,420,119.
(f)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	1,664	Mar 2016	$(209,508,000)	$781,542
Long-Term U.S. Treasury Bond—Short Position	1,040	Mar 2016	(165,035,000)	(525,653)

				$255,889

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015
ASSETS:
Investments, at value (cost $11,576,339,212)	$14,247,647,332
Cash held at broker	6,770,388
Receivable for investments sold	5,801,740
Receivable for Fund shares sold	8,024,925
Dividends and interest receivable	52,275,035
Prepaid expenses and other assets	93,831

14,320,613,251

LIABILITIES:
Payable to broker for variation margin	1,533,992
Payable for investments purchased	5,288,661
Payable for Fund shares redeemed	37,488,385
Management fees payable	6,113,609
Accrued expenses	859,561

51,284,208

NET ASSETS	$14,269,329,043

NET ASSETS CONSIST OF:
Paid in capital	$11,444,166,191
Undistributed net investment income	3,251,258
Undistributed net realized gain	150,347,585
Net unrealized appreciation	2,671,564,009

$14,269,329,043

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	151,122,480
Net asset value per share	$94.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,724,034)	$197,425,260
Interest	190,225,233

387,650,493

EXPENSES:
Management fees	75,758,904
Custody and fund accounting fees	302,185
Transfer agent fees	1,780,717
Professional services	204,059
Shareholder reports	339,208
Registration fees	174,198
Trustees’ fees	237,500
Miscellaneous	1,065,235

79,862,006

NET INVESTMENT INCOME	307,788,487

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	501,033,067
Treasury futures contracts	(8,435,099)
Net change in unrealized appreciation/depreciation
Investments	(1,237,696,213)
Treasury futures contracts	7,923,554

Net realized and unrealized loss	(737,174,691)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(429,386,204)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$307,788,487	$298,744,812
Net realized gain	492,597,968	399,919,057
Net change in unrealized appreciation/depreciation	(1,229,772,659)	567,009,703

	(429,386,204)	1,265,673,572

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(308,037,610)	(298,877,158)
Net realized gain	(455,897,559)	(359,115,663)

Total distributions	(763,935,169)	(657,992,821)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,416,791,531	1,944,425,723
Reinvestment of distributions	725,183,002	624,013,075
Cost of shares redeemed	(2,144,401,683)	(2,114,967,089)

Net increase/(decrease) from Fund share transactions	(2,427,150)	453,471,709

Total increase/(decrease) in net assets	(1,195,748,523)	1,061,152,460

NET ASSETS:
Beginning of year	15,465,077,566	14,403,925,106

End of year (including undistributed net investment income of $3,251,258 and $3,500,381, respectively)	$14,269,329,043	$15,465,077,566

SHARE INFORMATION:
Shares sold	14,047,663	19,199,410
Distributions reinvested	7,539,830	6,142,973
Shares redeemed	(21,376,698)	(20,958,749)

Net increase in shares outstanding	210,795	4,383,634

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities (including certain preferred stocks) and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies

(“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses

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NOTES TO FINANCIAL STATEMENTS

which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2015, these Treasury futures contracts had notional values ranging from 1% to 3% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,411,739,999	—
Preferred Stocks	—	615,614,419
Debt Securities
U.S. Treasury	—	315,171,614
Government-Related	—	288,062,144
Mortgage-Related	—	1,349,585,533
Asset-Backed	—	190,808,977
Corporate	—	1,877,566,036
Short-term Investments
Money Market Fund	14,374,610	—
Repurchase Agreement	—	184,724,000

Total Securities	$9,426,114,609	$4,821,532,723

Other Financial Instruments(c)
Treasury Futures Contracts
Appreciation	$781,542	$—
Depreciation	(525,653)	—

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the year. There were no Level 3 securities at December 31, 2015 and 2014, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Cross trades Cross trading is the buying or selling of portfolio securities between funds to which Dodge & Cox serves as investment manager. At its regularly scheduled quarterly meetings,

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7 under the Investment Company Act of 1940. During the year ending December 31, 2015, the Fund executed cross trades with the Dodge & Cox Income Fund pursuant to Rule 17a-7 under the Investment Company Act of 1940.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2015, the cost of investments for federal income tax purposes was $11,577,698,098.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$311,803,137	$357,296,853
	($2.085 per share)	($2.417 per share)

Long-term capital gain	$452,132,032	$300,695,968
	($3.049 per share)	($2.020 per share)

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,115,795,334
Unrealized depreciation	(445,846,100)

Net unrealized appreciation	2,669,949,234
Undistributed ordinary income	3,197,590
Undistributed long-term capital gain	152,016,028

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $46,840 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,404,105,515 and $2,555,199,624, respectively. For the year ended December 31, 2015, purchases and sales of U.S. government securities aggregated $592,405,701 and $862,581,661, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$102.48	$98.30	$78.06	$67.45	$70.22
Income from investment operations:
Net investment income	2.06	2.03	1.66	1.65	1.62
Net realized and unrealized gain (loss)	(4.99)	6.59	20.30	10.62	(2.77)

Total from investment operations	(2.93)	8.62	21.96	12.27	(1.15)

Distributions to shareholders from:
Net investment income	(2.06)	(2.03)	(1.65)	(1.66)	(1.62)
Net realized gain	(3.07)	(2.41)	(0.07)	—	—

Total distributions	(5.13)	(4.44)	(1.72)	(1.66)	(1.62)

Net asset value, end of year	$94.42	$102.48	$98.30	$78.06	$67.45

Total return	(2.88)%	8.85%	28.37%	18.32%	(1.66)%
Ratios/supplemental data:
Net assets, end of year (millions)	$14,269	$15,465	$14,404	$12,217	$12,220
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.03%	2.00%	1.85%	2.21%	2.26%
Portfolio turnover rate	20%	23%	25%	16%	19%

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

PAGE 18 ▪ DODGE & COX BALANCED FUND

SPECIAL 2015 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $197,654,566 of its distributions paid to shareholders in 2015 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 50% of its ordinary dividends paid to shareholders in 2015 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In

DODGE & COX BALANCED FUND ▪ PAGE 19

addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board considered independent research

PAGE 20 ▪ DODGE & COX BALANCED FUND

indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

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PAGE 22 ▪ DODGE & COX BALANCED FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2015)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)

Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)

Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 23

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

12/15 IF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of –0.6% for the year ending December 31, 2015, compared to a total return of 0.6% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg).

MARKET COMMENTARY

The U.S. bond market’s low 2015 return reflected price declines associated with rising U.S. Treasury rates and widening credit yield premiums(a), the combination of which largely offset the relatively low level of income earned over the period. Many of the market themes influencing valuations in 2015 continued from late 2014, including changing expectations regarding U.S. Federal Reserve (Fed) policy, diverging global economic conditions and monetary policy, and concerns about the effect of China’s decelerating economy on the global growth outlook.

The U.S. economy continued to expand moderately in 2015. Highlights included robust labor market gains, a declining unemployment rate (to 5.0% by year end), an uptick in housing market activity, and increases in household and business spending. These factors were offset somewhat by a weak manufacturing sector and lower export demand. Outside the United States, flagging demand in Europe and China contributed to significant commodity price declines, causing many commodity-dependent emerging market economies to suffer.

After much anticipation, the Fed raised the target federal funds rate by 0.25 percentage points in December, marking the first rate increase from the so-called zero lower bound since late 2008. The Fed cited improving U.S. economic data and reiterated its intent to normalize monetary policy gradually. Headline inflation remained quite subdued—well below the Fed’s long-term 2% objective—but core CPI climbed throughout the year. Meanwhile, central bank policymakers elsewhere in the world moved in the opposite direction, easing monetary policies in Europe, China, and Japan as a means of catalyzing growth in those regions.

Investment-grade corporate bonds returned –0.7%(b) for 2015, underperforming comparable-duration(c) Treasuries by 1.6 percentage points in the sector’s poorest relative result since 2011. Almost all of the underperformance occurred in the third quarter, and returns varied dramatically by corporate sub-sector. Financials produced a positive absolute return (+1.5%) as earnings were generally positive and capital and liquidity profiles improved. In contrast, Industrial issuers performed poorly (–1.8% return and underperformance of 2.7 percentage points vs. comparable-duration Treasuries), influenced by heavy new issuance related to record M&A activity in 2015, lower commodity prices, global growth concerns, and higher levels of industrial leverage. Below-investment grade issuers fared even worse for the year (–4.5% return), with the largest declines in lower-rated, commodity-sensitive issuers. Agency-guaranteed(d) mortgage-backed securities (MBS) returned 1.5% for the year, roughly in line with comparable-duration Treasuries. The prepayment environment remained muted throughout most of 2015.

INVESTMENT STRATEGY

2015 was an active year in terms of shifts in the Fund’s positioning, particularly related to the overall size and constituents of the credit portion(e) of the Fund, as much of that market became more attractively priced. We have positioned the Fund with a substantial 46%(f) weighting in corporate bonds, up from 38% at the end of 2014, and a 7% weighting in government-related securities, which includes taxable municipal securities and securities of non-U.S. government entities. Including the Fund’s 1.7% position in Rio Oil (an asset-backed security that we group as a credit investment) brings the Fund’s total credit weighting to 55%, its highest in two years. A 37% allocation to structured products—Agency-guaranteed MBS (at 33%) and more traditional, AAA-rated asset-backed securities (4%)—rounds out the Fund’s non-U.S. Treasury sector exposures. We continued to reduce the Fund’s already-low Treasury weighting (5% at year end, a decline of six percentage points) to add to the Fund’s credit holdings; we also maintained a shorter relative duration position, presently 70% of the Barclays U.S. Agg’s duration.

Most of the increase in the Fund’s credit weighting occurred in the third quarter, as high levels of new issuance in connection with M&A financing provided many interesting investment opportunities. Examples of new or growing positions in the Fund during 2015 included Allergan, Charter Communications, Hewlett Packard Enterprise, and Imperial Tobacco, each of which raised debt to finance transactions. M&A-related debt issuances often result in higher leverage ratios for the issuing entity, and may also be priced attractively (wider yield premiums) at new issue. Much of the recent increase in investment-grade corporate leverage has been concentrated in highly rated issuers willing to incur somewhat higher leverage to implement strategic transactions. While the depth and breadth of our research effort enables us to review nearly every large M&A-related investment-grade new issuance, we are selective in the Fund’s participation in these issues. When evaluating acquisition-related financing, our global industry analyst team develops a view of the strategic rationale for each M&A transaction and compiles a financial forecast assessing deleveraging potential under a range of scenarios. Meanwhile, our fixed income analyst team focuses on the balance sheet and liquidity implications, particularly in downside scenarios. When pricing appears attractive relative to these expectations and we see the potential for the issuer to delever over time, we often find it compelling to invest subsequent to a leveraging event.

In addition, we have recently found opportunities within market sectors experiencing heightened volatility. In 2015, these segments were primarily the commodities sectors and emerging markets, with hardest-hit issuers exposed to both. Our analysis has focused on issuers whose securities appear undervalued relative to credit fundamentals. Our investment team conducts in-depth assessments of the value of an issuer’s assets over a market cycle, as well as its ability to weather a prolonged period of commodity price weakness. This analysis has resulted in new or increased exposures to Cemex, Codelco, Kinder Morgan, and Teck Resources. We have also maintained the Fund’s positions in Petrobras, Rio Oil

PAGE 2 ▪ DODGE & COX INCOME FUND

Finance Trust, and Pemex (all of which underperformed substantially in 2015), based in part on potential downside protection provided by strong government relationships and other sources of financial flexibility.

We continue to have a favorable view of subordinated securities issued by large U.S. and UK banks, where the Fund retains a modest overweight. 2015 presented opportunities to expand this theme to industrial issuers seeking to obtain financing without significant credit ratings degradation. Industrial hybrid securities are subordinated securities that are given partial equity treatment by the rating agencies. During the year we purchased hybrid securities issued by TransCanada, a leading midstream energy company whose stability is supported by the long-term contractual nature of its business, and BHP Billiton, the world’s largest mining company with a strong balance sheet and attractive cost positions in its operations.

We remain constructive on the Fund’s credit holdings, which generally are diversified across market sectors, trade at attractive prices, and have issuers with financial flexibility to weather the current challenged environment. While we recognize that recent increases in corporate leverage and shareholder remuneration could result in weaker credit profiles, we believe that the U.S. economy remains healthy, default rates remain low and fairly concentrated in lower-rated, commodity-related issuers, and valuations provide sufficient compensation for the current risks.

Turning to the Fund’s Agency MBS, currently a 33% weighting, we shifted both the weighting (between 33% and 36%) and the mix of underlying holdings throughout the year in response to changing valuations. For example, we trimmed the Fund’s CMO floaters, whose valuations became fuller, in favor of MBS with more attractive long-term total return potential (e.g., pre-reset hybrid ARM MBS, 15- and 30-year premium MBS). We also sold a portion of shorter-duration MBS and AAA-rated ABS to purchase relatively more attractive corporate bonds. We continue to view the Fund’s MBS favorably in terms of their ability to generate regular income, provide an important source of liquidity, and add an element of defensiveness in a volatile market environment for credit markets. Indeed, they were important contributors to the Fund’s 2015 return.

With respect to interest rate risk, we believe it is prudent to mitigate the effect of price declines associated with potentially rising interest rates through a shorter relative Fund duration. We see a clear disconnect between the slow pace of rate increases implied by current U.S. Treasury valuations and the faster pace expected by Fed policymakers, particularly in the context of a modestly expanding economy (more than 2% growth is expected over the next several years) and an inflation rate likely to rise as energy and import prices stabilize. It is our view that interest rates will rise more quickly than the levels implied by the market’s very modest expectations.

IN CLOSING

The Fund’s recent relative performance has been disappointing. The headwind of a weak credit sector since mid-2014 has been the primary factor behind this underperformance. While we are not pleased with these returns, we remain confident in our investment strategy and process. We have navigated challenging environments in the past, and have used these environments to find attractive long-term investment opportunities at compelling valuations. Furthermore, we believe that the current environment suits us well, given our long-term orientation and focus on finding undervalued securities through a robust research process. We remain optimistic about the Fund’s long-term relative return prospects. However, given starting yields, we believe near-term absolute returns will be modest at best.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	Sector returns as calculated and reported by Barclays.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(e)	Credit securities refers to corporate bonds and government-related securities, as classified by Barclays.
(f)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.

DODGE & COX INCOME FUND ▪ PAGE 3

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Barclays U.S. Agg by 1.2 percentage points in 2015.

Key Detractors from Relative Results

▪	Certain emerging market-related credit holdings underperformed for the year, including Pemex, Petrobras, and Rio Oil Finance Trust.
▪

The Fund’s overweight to the Industrial sub-sector (23% versus 14% for the Barclays U.S. Agg) and underweight to U.S. Treasuries (11% versus 36% for the Barclays U.S. Agg) detracted from relative returns.

▪	Corporate security selection was slightly negative; numerous industrial issuers performed poorly, including Cemex, Cox Communications, Kinder Morgan, Macy’s, and Teck Resources.

Key Contributors to Relative Results

▪	The Fund’s shorter relative duration (approximately 70% of the Barclays U.S. Agg’s duration) added to relative returns.
▪	The Fund’s Agency MBS holdings outperformed the MBS in the Barclays U.S. Agg after adjusting for duration differences.
▪	The Fund’s nominal yield advantage benefited returns.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	–0.59%	3.60%	5.02%	5.68%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	0.57	3.26	4.52	5.34

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$993.20	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	2.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$13.29
Total Net Assets (billions)	$43.1
30-Day SEC Yield(a)	3.47%
2014 Expense Ratio (per 5/1/15 Prospectus)	0.44%
2015 Expense Ratio	0.43%
Portfolio Turnover Rate	24%
Number of Credit Issuers	67
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Effective Duration (years)	4.0	5.7

FIVE LARGEST CREDIT ISSUERS (%)(b)	Fund
State of California GO	2.2
Bank of America Corp.	2.0
Verizon Communications, Inc.	2.0
Kinder Morgan, Inc.	1.9
Cox Enterprises, Inc.	1.8

CREDIT QUALITY (%)(c)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(d)	38.0		68.0
Aaa	4.0		4.8
Aa	3.1		3.5
A	5.1		10.5
Baa	35.9		13.2
Ba	8.9		0.0
B	2.1		0.0
Caa	0.0	(g)	0.0
Cash Equivalents	2.9		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
U.S. Treasury(d)	5.0	36.4
Government-Related	7.4	8.2
Mortgage-Related(f)	32.7	28.6
Corporate	46.3	24.3
Asset-Backed/Commercial Mortgage-Backed	5.7	2.5
Cash Equivalents	2.9	0.0

MATURITY DIVERSIFICATION (%)(d)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	4.5	0.0
1-5	45.9	42.7
5-10	28.9	42.3
10-15	2.6	2.2
15-20	4.5	1.6
20-25	8.8	3.7
25 and Over	4.8	7.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 6.4% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(e)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(f)	The Fund holds 0.4% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(g)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES: 97.1%

	PAR VALUE	VALUE
U.S. TREASURY: 5.0%
U.S. Treasury Note/Bond
1.50%, 8/31/18	$250,000,000	$251,701,500
0.875%, 10/15/18	300,000,000	296,724,300
1.50%, 2/28/19	496,995,000	498,648,999
1.625%, 7/31/19	600,000,000	602,200,800
1.625%, 12/31/19	500,000,000	500,125,500

		2,149,401,099
GOVERNMENT-RELATED: 7.4%
FEDERAL AGENCY: 0.3%
Small Business Admin. — 504 Program
Series 1997-20E 1, 7.30%, 5/1/17	24,882	25,648
Series 1997-20H 1, 6.80%, 8/1/17	7,796	7,948
Series 1997-20J 1, 6.55%, 10/1/17	111,816	114,405
Series 1997-20L 1, 6.55%, 12/1/17	5,005	5,124
Series 1998-20B 1, 6.15%, 2/1/18	13,525	14,154
Series 1998-20C 1, 6.35%, 3/1/18	435,206	457,822
Series 1998-20H 1, 6.15%, 8/1/18	233,918	246,212
Series 1998-20L 1, 5.80%, 12/1/18	132,203	138,410
Series 1999-20C 1, 6.30%, 3/1/19	129,925	134,730
Series 1999-20E 1, 6.30%, 5/1/19	3,584	3,716
Series 1999-20G 1, 7.00%, 7/1/19	243,730	253,446
Series 1999-20I 1, 7.30%, 9/1/19	119,298	124,182
Series 2000-20C 1, 7.625%, 3/1/20	7,298	7,742
Series 2000-20G 1, 7.39%, 7/1/20	4,441	4,699
Series 2001-20G 1, 6.625%, 7/1/21	969,601	1,053,103
Series 2001-20L 1, 5.78%, 12/1/21	2,904,898	3,095,072
Series 2002-20A 1, 6.14%, 1/1/22	22,348	24,155
Series 2002-20L 1, 5.10%, 12/1/22	862,659	920,246
Series 2003-20G 1, 4.35%, 7/1/23	56,562	59,378
Series 2004-20L 1, 4.87%, 12/1/24	1,296,779	1,382,839
Series 2005-20B 1, 4.625%, 2/1/25	2,367,752	2,506,263
Series 2005-20D 1, 5.11%, 4/1/25	107,053	115,828
Series 2005-20E 1, 4.84%, 5/1/25	3,977,227	4,232,604
Series 2005-20G 1, 4.75%, 7/1/25	4,005,706	4,250,920
Series 2005-20H 1, 5.11%, 8/1/25	52,810	56,941
Series 2005-20I 1, 4.76%, 9/1/25	4,980,293	5,292,317
Series 2006-20A 1, 5.21%, 1/1/26	4,938,826	5,324,703
Series 2006-20B 1, 5.35%, 2/1/26	1,525,995	1,657,611
Series 2006-20C 1, 5.57%, 3/1/26	7,182,729	7,854,678
Series 2006-20G 1, 6.07%, 7/1/26	13,100,376	14,647,576
Series 2006-20H 1, 5.70%, 8/1/26	114,131	126,308
Series 2006-20I 1, 5.54%, 9/1/26	240,274	262,899
Series 2006-20J 1, 5.37%, 10/1/26	4,518,289	4,923,048
Series 2006-20L 1, 5.12%, 12/1/26	3,545,363	3,843,033
Series 2007-20A 1, 5.32%, 1/1/27	8,657,970	9,545,779
Series 2007-20C 1, 5.23%, 3/1/27	13,297,620	14,590,409
Series 2007-20D 1, 5.32%, 4/1/27	13,335,560	14,689,595
Series 2007-20G 1, 5.82%, 7/1/27	9,282,355	10,459,094

		112,452,637
FOREIGN AGENCY: 2.3%
Corp. Nacional del Cobre de Chile(c) (Chile) 4.50%, 9/16/25(b)	122,575,000	115,425,936
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	43,955,000	34,504,675
5.375%, 1/27/21	187,220,000	139,478,900
4.375%, 5/20/23	38,625,000	25,492,500
6.25%, 3/17/24	80,805,000	57,977,587
Petroleos Mexicanos(c) (Mexico)
4.875%, 1/18/24	123,065,000	114,758,112
4.25%, 1/15/25(b)	97,765,000	85,544,375
4.50%, 1/23/26(b)	15,065,000	13,234,603
6.625%, 6/15/35	102,290,000	91,421,687
5.50%, 6/27/44	5,900,000	4,438,806
5.50%, 6/27/44(b)	36,075,000	27,140,666
6.375%, 1/23/45	149,875,000	127,358,979
5.625%, 1/23/46(b)	190,720,000	145,938,944

		982,715,770

	PAR VALUE	VALUE
LOCAL AUTHORITY: 4.7%
L.A. Unified School District GO
5.75%, 7/1/34	$6,075,000	$7,313,146
6.758%, 7/1/34	185,585,000	244,530,508
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	58,322,566
7.102%, 1/1/41	148,277,000	203,800,805
New Valley Generation 4.929%, 1/15/21	340,287	368,052
State of California GO
7.50%, 4/1/34	203,021,000	283,289,413
7.55%, 4/1/39	200,880,000	291,780,209
7.30%, 10/1/39	116,735,000	163,381,138
7.625%, 3/1/40	103,410,000	150,592,881
7.60%, 11/1/40	56,435,000	83,763,649
State of Illinois GO
4.961%, 3/1/16	40,560,000	40,811,066
5.365%, 3/1/17	196,360,000	203,650,847
5.665%, 3/1/18	173,675,000	183,895,774
5.10%, 6/1/33	124,455,000	117,690,871

		2,033,190,925
SOVEREIGN: 0.1%
Spain Government International (c) (Spain) 4.00%, 3/6/18(b)	55,790,000	58,193,545

		3,186,552,877
MORTGAGE-RELATED: 32.7%
FEDERAL AGENCY CMO & REMIC: 3.2%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	145,506	178,423
Series 1997-2 Z, 7.50%, 6/15/27	9,751,483	11,003,619
Series 1998-2 2A, 8.693%, 8/15/27	38,255	44,805
Series 1998-1 1A, 8.209%, 3/15/28	219,820	254,336
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	427,092	470,195
Trust 1998-58 PC, 6.50%, 10/25/28	2,310,178	2,574,165
Trust 2001-69 PQ, 6.00%, 12/25/31	2,667,209	3,002,085
Trust 2002-33 A1, 7.00%, 6/25/32	2,513,867	2,816,246
Trust 2002-69 Z, 5.50%, 10/25/32	315,970	352,984
Trust 2008-24 GD, 6.50%, 3/25/37	2,424,010	2,684,804
Trust 2007-47 PE, 5.00%, 5/25/37	6,239,945	6,692,835
Trust 2009-30 AG, 6.50%, 5/25/39	14,068,493	15,237,184
Trust 2009-53 QM, 5.50%, 5/25/39	3,437,366	3,685,011
Trust 2009-40 TB, 6.00%, 6/25/39	6,494,274	7,204,096
Trust 2001-T3 A1, 7.50%, 11/25/40	134,874	157,013
Trust 2010-123 WT, 7.00%, 11/25/40	52,894,063	61,029,609
Trust 2001-T7 A1, 7.50%, 2/25/41	88,383	103,282
Trust 2001-T5 A2, 6.989%, 6/19/41	51,853	58,242
Trust 2001-T5 A3, 7.50%, 6/19/41	260,737	310,032
Trust 2001-T4 A1, 7.50%, 7/25/41	2,401,671	2,839,952
Trust 2011-58 AT, 4.00%, 7/25/41	12,743,491	13,223,814
Trust 2001-T10 A1, 7.00%, 12/25/41	2,710,771	3,179,728
Trust 2013-106 MA, 4.00%, 2/25/42	25,970,249	27,496,113
Trust 2002-90 A1, 6.50%, 6/25/42	5,514,942	6,244,734
Trust 2002-W6 2A1, 6.321%, 6/25/42	3,148,434	3,665,612
Trust 2002-W8 A2, 7.00%, 6/25/42	1,841,433	2,098,061
Trust 2002-T16 A3, 7.50%, 7/25/42	3,993,802	4,623,202
Trust 2003-W2 1A2, 7.00%, 7/25/42	8,407,371	9,762,673
Trust 2003-W4 3A, 6.561%, 10/25/42	2,514,950	2,839,493
Trust 2012-121 NB, 7.00%, 11/25/42	1,687,780	1,946,294
Trust 2003-7 A1, 6.50%, 12/25/42	4,454,329	5,119,161
Trust 2003-W1 2A, 6.392%, 12/25/42	3,240,697	3,729,835
Trust 2012-133 HF, 0.772%, 12/25/42	51,002,673	51,201,890
Trust 2012-134 FD, 0.772%, 12/25/42	1,374,965	1,379,725
Trust 2012-134 FT, 0.772%, 12/25/42	72,211,974	72,106,321
Trust 2013-98 FA, 0.972%, 9/25/43	48,863,321	49,434,113
Trust 2013-101 CF, 1.022%, 10/25/43	24,492,837	24,719,741

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2013-101 FE, 1.022%, 10/25/43	$39,072,948	$39,463,822
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,811,476	3,138,873
Trust 2004-W2 2A2, 7.00%, 2/25/44	147,903	167,997
Trust 2004-W2 5A, 7.50%, 3/25/44	6,824,597	7,781,906
Trust 2004-W8 3A, 7.50%, 6/25/44	5,139,443	5,979,654
Trust 2004-W14 1AF, 0.822%, 7/25/44	1,939,751	1,912,776
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,115,003	1,231,412
Trust 2005-W1 1A3, 7.00%, 10/25/44	7,357,811	8,387,652
Trust 2001-79 BA, 7.00%, 3/25/45	873,791	993,601
Trust 2006-W1 1A1, 6.50%, 12/25/45	554,568	623,322
Trust 2006-W1 1A2, 7.00%, 12/25/45	4,066,186	4,692,731
Trust 2006-W1 1A3, 7.50%, 12/25/45	71,084	82,100
Trust 2006-W1 1A4, 8.00%, 12/25/45	4,652,779	5,531,068
Trust 2007-W10 1A, 6.315%, 8/25/47	18,269,753	20,456,277
Trust 2007-W10 2A, 6.324%, 8/25/47	5,244,232	5,860,933
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	234,421	264,277
Series 3312 AB, 6.50%, 6/15/32	4,450,335	4,990,524
Series T-41 2A, 5.812%, 7/25/32	311,554	356,568
Series 2587 ZU, 5.50%, 3/15/33	7,177,250	8,051,584
Series 2610 UA, 4.00%, 5/15/33	2,603,484	2,704,708
Series T-48 1A, 5.464%, 7/25/33	3,219,620	3,718,306
Series 2708 ZD, 5.50%, 11/15/33	27,253,897	30,214,335
Series 3204 ZM, 5.00%, 8/15/34	9,717,783	10,873,964
Series 3330 GZ, 5.50%, 6/15/37	6,364,269	6,877,120
Series 4091 JF, 0.831%, 6/15/41	34,928,663	35,113,949
Series 4120 YF, 0.681%, 10/15/42	77,374,187	77,742,944
Series 309 F4, 0.861%, 8/15/43	87,134,952	86,077,522
Series 311 F1, 0.881%, 8/15/43	113,397,893	112,025,953
Series T-51 1A, 6.50%, 9/25/43	72,786	84,802
Series 4281 BC, 4.786%, 12/15/43	209,428,788	225,958,898
Series 4283 DW, 4.831%, 12/15/43	126,715,000	137,843,656
Series 4283 EW, 4.683%, 12/15/43	77,420,658	83,955,984
Series 4310 FA, 0.881%, 2/15/44	3,047,562	3,047,548
Series 4319 MA, 5.026%, 3/15/44	38,337,000	42,060,665

		1,381,736,859
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 29.5%
Fannie Mae, 10 Year 6.00%, 11/1/16	246,089	248,714
Fannie Mae, 15 Year
3.50%, 8/1/26-12/1/29	800,843,886	839,998,715
4.00%, 9/1/25-5/1/29	210,720,621	223,409,135
4.50%, 3/1/29	47,030,431	50,546,304
5.00%, 9/1/25	75,564,467	81,350,479
5.50%, 1/1/18-7/1/25	205,240,634	222,454,729
6.00%, 7/1/16-3/1/23	71,990,929	77,317,094
6.50%, 5/1/16-12/1/19	5,198,921	5,320,478
7.00%, 11/1/17	6,149	6,253
7.50%, 8/1/17	70,340	71,379
Fannie Mae, 20 Year
4.00%, 9/1/30-7/1/35	2,587,757,122	2,767,465,569
4.50%, 3/1/29-1/1/34	736,111,213	798,572,337
Fannie Mae, 30 Year
4.50%, 6/1/36-2/1/45	913,899,731	991,081,657
5.00%, 7/1/37	16,645,776	18,388,688
5.50%, 2/1/33-11/1/39	274,213,435	308,216,177
6.00%, 11/1/28-2/1/39	179,729,016	204,911,049
6.50%, 12/1/32-8/1/39	77,343,880	89,196,415
7.00%, 4/1/32-2/1/39	111,585,383	129,145,893
Fannie Mae, 40 Year 4.50%, 1/1/52	14,324,834	15,340,512
Fannie Mae, Hybrid ARM
1.881%, 8/1/34	2,306,487	2,402,074
1.884%, 6/1/43	6,412,433	6,554,808
1.956%, 9/1/43	14,541,908	14,906,264
1.991%, 1/1/35	3,526,501	3,687,578

	PAR VALUE	VALUE
2.008%, 4/1/35	$4,272,020	$4,496,576
2.07%, 11/1/35	2,670,407	2,790,372
2.128%, 4/1/44	84,904,636	87,949,868
2.169%, 7/1/35	1,672,315	1,767,239
2.17%, 8/1/35	2,592,642	2,735,746
2.191%, 10/1/34	2,669,567	2,799,698
2.194%, 7/1/35	1,978,426	2,088,827
2.214%, 8/1/35	8,755,321	9,224,085
2.237%, 9/1/34	3,606,884	3,805,095
2.281%, 12/1/42	26,082,611	26,250,828
2.289%, 5/1/43	5,512,318	5,546,856
2.302%, 7/1/35	2,490,331	2,639,170
2.311%, 10/1/43	66,096,177	67,347,462
2.321%, 2/1/44	4,992,102	5,114,862
2.35%, 1/1/37	4,386,771	4,611,034
2.371%, 9/1/42	15,680,251	16,034,249
2.393%, 8/1/34	738,464	783,963
2.397%, 10/1/38	9,822,166	10,397,982
2.398%, 10/1/33	3,149,535	3,339,332
2.399%, 12/1/36	3,797,562	4,005,727
2.412%, 7/1/34	3,376,707	3,563,399
2.415%, 2/1/43	22,285,757	22,811,114
2.416%, 10/1/35	3,747,603	3,964,897
2.433%, 6/1/35	1,339,022	1,412,630
2.451%, 10/1/38	2,463,990	2,618,071
2.47%, 1/1/36	5,886,195	6,226,428
2.471%, 1/1/36	4,541,752	4,806,457
2.474%, 5/1/44	24,095,420	24,666,222
2.475%, 10/1/38	5,587,495	5,869,715
2.476%, 11/1/36	2,954,946	3,136,611
2.479%, 12/1/35-5/1/38	220,890,585	233,789,469
2.489%, 10/1/44	11,373,974	11,558,600
2.50%, 7/1/35	2,193,708	2,327,561
2.505%, 10/1/35	2,631,963	2,783,987
2.506%, 11/1/42	15,135,933	15,510,886
2.517%, 9/1/35	3,402,851	3,604,305
2.558%, 1/1/36	22,455,501	23,754,119
2.561%, 8/1/35	5,070,129	5,394,631
2.571%, 4/1/45	10,852,275	11,016,996
2.601%, 4/1/42	19,446,107	20,008,241
2.625%, 9/1/38	1,105,905	1,177,271
2.66%, 2/1/43	9,315,226	9,811,094
2.674%, 8/1/45	22,412,131	22,804,576
2.675%, 10/1/44	23,757,282	24,271,339
2.698%, 11/1/43	23,901,698	24,532,516
2.702%, 4/1/44	27,654,815	28,557,438
2.717%, 12/1/44	11,695,367	11,948,652
2.719%, 2/1/45	33,558,952	34,261,785
2.72%, 12/1/44	7,692,711	7,860,462
2.721%, 10/1/44	17,293,969	17,687,676
2.731%, 9/1/44	17,817,126	18,242,468
2.739%, 2/1/37	10,913,461	11,602,789
2.74%, 8/1/45	21,609,630	22,044,970
2.743%, 11/1/44	9,363,226	9,577,359
2.75%, 12/1/44	8,005,738	8,187,041
2.759%, 9/1/44	19,069,689	19,532,453
2.764%, 10/1/44	17,720,770	18,139,395
2.769%, 11/1/44	15,911,672	16,280,583
2.783%, 12/1/44	56,871,308	58,180,953
2.787%, 2/1/44	10,278,368	10,554,985
2.80%, 8/1/44-10/1/44	76,544,703	78,387,177
2.801%, 1/1/35	1,372,432	1,453,017
2.803%, 12/1/44	26,888,409	27,512,739
2.814%, 10/1/44	33,261,468	34,058,209
2.835%, 8/1/44	48,711,517	49,904,297
2.848%, 10/1/44	20,726,300	21,226,890

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.85%, 10/1/44	$22,200,611	$22,728,488
2.86%, 11/1/44	32,169,041	32,958,245
2.864%, 7/1/44	29,631,331	30,396,645
2.867%, 11/1/44	29,915,171	30,651,847
2.88%, 9/1/44	60,821,053	62,416,330
2.889%, 9/1/44-10/1/44	26,569,323	27,251,937
2.894%, 10/1/44	10,435,897	10,700,705
2.896%, 7/1/44	20,446,306	21,004,335
2.915%, 8/1/44	11,332,393	11,634,824
2.918%, 2/1/44	16,269,225	16,760,471
2.928%, 4/1/44	11,052,054	11,373,872
2.93%, 10/1/44	37,875,379	38,881,783
2.932%, 1/1/45	24,416,718	25,059,180
2.933%, 7/1/44	15,059,049	15,484,248
2.934%, 9/1/43	12,457,920	12,841,625
2.935%, 11/1/44	29,559,493	30,343,174
2.938%, 11/1/43	21,763,709	22,312,424
2.944%, 4/1/44	10,868,773	11,187,250
2.954%, 11/1/44	28,329,937	29,105,386
2.965%, 7/1/44	11,203,665	11,526,484
2.976%, 10/1/44	23,055,337	23,705,230
3.002%, 9/1/44	35,269,218	36,313,735
3.023%, 8/1/44	15,385,878	15,850,254
3.05%, 5/1/44	46,658,354	48,167,907
3.203%, 4/1/44	35,247,177	36,368,197
3.444%, 7/1/41	69,632,696	73,237,947
4.127%, 12/1/39	4,141,439	4,373,579
4.831%, 4/1/38	741,995	788,343
5.031%, 5/1/38	2,545,726	2,696,969
5.145%, 8/1/37	719,354	739,053
5.272%, 6/1/39	1,347,451	1,440,177
5.593%, 11/1/37	1,500,371	1,592,281
5.596%, 4/1/37	743,019	795,432
5.621%, 7/1/36	69,417	69,003
5.754%, 8/1/37	3,252,836	3,457,562
5.862%, 12/1/36	1,571,302	1,665,268
Fannie Mae, Multifamily DUS
Trust 2014-M13 ASQ2, 1.637%, 11/25/17	57,955,932	58,136,511
Pool AL6445, 2.405%, 1/1/22	24,893,787	25,412,080
Pool AL6455, 2.552%, 11/1/21	29,305,788	30,160,742
Pool AL6028, 2.934%, 7/1/21	5,004,967	5,144,361
Pool 745629, 5.389%, 1/1/18	109,689	113,041
Pool 888559, 5.487%, 6/1/17	9,976,584	10,404,728
Pool 888015, 5.496%, 11/1/16	20,439,338	20,426,623
Pool 735745, 5.60%, 1/1/17	542	542
Pool 745936, 6.061%, 8/1/16	602,706	612,444
Freddie Mac, Hybrid ARM
1.921%, 1/1/36	3,477,396	3,660,015
2.101%, 8/1/36	4,006,797	4,206,786
2.155%, 1/1/35	1,762,455	1,863,418
2.189%, 3/1/37	5,134,789	5,444,385
2.208%, 2/1/38	11,584,017	12,135,901
2.216%, 4/1/37	1,782,770	1,883,189
2.31%, 1/1/37	3,755,662	3,990,037
2.328%, 5/1/37	3,716,851	3,941,112
2.37%, 7/1/37	10,672,846	11,363,720
2.375%, 4/1/35	1,353,397	1,440,314
2.386%, 10/1/35	4,355,497	4,568,773
2.391%, 2/1/34	7,216,321	7,687,023
2.394%, 4/1/38	10,044,623	10,669,831
2.399%, 4/1/37	2,679,394	2,813,996
2.402%, 6/1/38	6,090,733	6,422,494
2.407%, 1/1/36	3,876,895	4,103,560
2.445%, 7/1/43	9,419,624	9,827,308
2.447%, 10/1/38	1,240,045	1,309,898
2.451%, 1/1/36	9,584,063	10,160,381

	PAR VALUE	VALUE
2.452%, 3/1/35	$1,783,179	$1,888,066
2.455%, 10/1/38	3,565,171	3,773,546
2.487%, 8/1/35	2,219,435	2,340,180
2.489%, 2/1/35	1,297,592	1,375,844
2.494%, 4/1/38	12,001,401	12,763,007
2.529%, 9/1/33	8,619,235	9,168,092
2.546%, 8/1/34	1,423,906	1,514,105
2.552%, 4/1/36	5,693,303	6,035,235
2.582%, 9/1/35	3,273,550	3,457,446
2.617%, 11/1/34	1,859,597	1,959,243
2.62%, 8/1/35	3,378,580	3,597,616
2.643%, 8/1/45	19,128,762	19,404,719
2.731%, 1/1/45	23,828,838	24,302,367
2.738%, 9/1/44	17,092,607	17,458,070
2.741%, 6/1/45	9,466,024	9,625,425
2.752%, 11/1/44	30,955,044	31,615,866
2.771%, 10/1/43	4,512,532	4,637,348
2.798%, 12/1/44	8,241,469	8,415,907
2.818%, 9/1/44	21,311,390	21,789,758
2.832%, 10/1/44	51,301,145	52,360,519
2.835%, 10/1/44	11,310,617	11,565,818
2.84%, 11/1/44	37,962,261	38,816,573
2.843%, 1/1/45	21,196,127	21,661,143
2.856%, 8/1/45	16,963,029	17,311,259
2.873%, 12/1/44	22,632,553	23,154,767
2.891%, 6/1/44	13,313,243	13,650,015
2.897%, 12/1/44	38,464,632	39,378,527
2.903%, 11/1/44	22,177,441	22,711,460
2.904%, 2/1/44	18,700,993	19,227,996
2.911%, 8/1/44	16,064,737	16,468,759
2.92%, 12/1/44	33,353,250	34,176,111
2.927%, 11/1/44	11,915,819	12,209,997
2.928%, 1/1/45-2/1/45	49,079,334	50,277,051
2.932%, 1/1/45	29,982,107	30,721,418
2.939%, 1/1/44	10,593,572	10,908,039
2.943%, 11/1/44	18,621,858	19,098,428
2.947%, 11/1/44	50,853,178	52,162,911
2.953%, 11/1/44	14,899,807	15,290,455
2.959%, 12/1/44	18,850,353	19,339,341
2.966%, 9/1/44-11/1/44	48,601,169	49,900,149
2.991%, 11/1/44	24,302,013	24,958,418
3.015%, 7/1/44	11,243,962	11,562,718
3.02%, 5/1/44-10/1/44	213,994,107	220,371,790
3.022%, 7/1/44	13,668,619	14,065,442
3.025%, 10/1/44	24,638,087	25,337,589
3.043%, 8/1/44	17,862,494	18,380,513
3.058%, 4/1/44	14,158,052	14,581,352
3.10%, 6/1/44	40,452,822	41,711,360
3.105%, 8/1/44	19,500,908	20,096,219
3.129%, 1/1/44	9,749,833	10,059,602
3.137%, 4/1/44	6,852,932	7,069,394
3.581%, 6/1/41	10,530,420	11,013,393
3.694%, 9/1/41	13,495,562	14,153,911
4.797%, 6/1/38	1,452,792	1,532,857
5.195%, 5/1/38	4,027,208	4,271,864
5.498%, 11/1/39	4,753,471	5,023,687
5.784%, 1/1/38	1,693,594	1,795,732
6.178%, 12/1/36	2,279,561	2,409,223
6.182%, 10/1/37	643,723	685,119
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	79,918	80,519
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	376,943,736	398,252,479
4.50%, 3/1/25-6/1/26	24,828,127	26,588,195
5.50%, 10/1/20-12/1/24	12,608,880	13,434,951
6.00%, 8/1/16-11/1/23	24,205,400	26,093,264
6.50%, 5/1/16-9/1/18	1,461,315	1,491,791

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
4.00%, 9/1/31-6/1/35	$351,048,364	$375,362,667
4.50%, 5/1/30-1/1/34	180,316,302	195,751,967
6.00%, 7/1/25-12/1/27	34,264,242	38,463,505
6.50%, 7/1/21-10/1/26	4,398,131	5,008,613
Freddie Mac Gold, 30 Year
4.50%, 3/1/39-7/1/45	1,083,467,253	1,170,822,891
5.50%, 3/1/34-12/1/38	96,598,961	107,402,603
6.00%, 2/1/33-2/1/39	39,549,995	44,971,623
6.50%, 12/1/32-10/1/38	22,498,505	25,653,708
7.00%, 4/1/31-11/1/38	6,578,891	7,653,130
7.90%, 2/17/21	366,298	391,837
Ginnie Mae, 30 Year
7.00%, 5/15/28	433,409	495,778
7.50%, 9/15/17-5/15/25	1,491,941	1,689,298
7.80%, 6/15/20-1/15/21	334,342	356,428
7.85%, 1/15/21-10/15/21	6,443	6,485
8.00%, 9/15/20	6,185	6,711

		12,739,298,350
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34 30 Year(b)	5,112,029	5,510,549

		14,126,545,758
ASSET-BACKED: 5.7%
AUTO LOAN: 0.7%
Ford Credit Auto Owner Trust
Series 2012-B A4, 1.00%, 9/15/17	3,893,649	3,893,953
Series 2014-C A3, 1.06%, 5/15/19	9,025,000	9,003,360
Series 2015-B A3, 1.16%, 11/15/19	57,115,000	56,692,646
Series 2015-1 A, 2.12%, 7/15/26(b)	200,480,000	197,990,098
Toyota Auto Receivables Owner Trust
Series 2014-B A3, 0.76%, 3/15/18	13,555,000	13,520,759
Series 2015-A A3, 1.12%, 2/15/19	8,325,000	8,302,381
Series 2014-C A4, 1.44%, 4/15/20	20,975,000	20,940,085

		310,343,282
CREDIT CARD: 2.6%
American Express Master Trust
Series 2014-2 A, 1.26%, 1/15/20	10,900,000	10,877,420
Series 2014-3 A, 1.49%, 4/15/20	381,035,481	381,146,057
Chase Issuance Trust
Series 2006-A2 A2, 5.16%, 4/16/18	17,465,000	17,551,382
Series 2013-A8 A8, 1.01%, 10/15/18	11,740,000	11,729,138
Series 2014-A1 A1, 1.15%, 1/15/19	152,146,000	152,023,675
Series 2014-A6 A6, 1.26%, 7/15/19	24,285,000	24,233,030
Series 2014-A7 A7, 1.38%, 11/15/19	250,740,000	250,027,297
Series 2015-A2 A2, 1.59%, 2/18/20	260,397,000	260,391,219

		1,107,979,218
OTHER: 1.7%
Rio Oil Finance Trust(c) (Brazil)
9.25%, 7/6/24(b)	592,816,000	438,683,840
9.75%, 1/6/27(b)	382,550,000	281,174,250

		719,858,090
STUDENT LOAN: 0.7%
Navient Student Loan Trust (Private Loans) Series 2014-AA A2A, 2.74%, 2/15/29(b)	35,880,000	35,217,698
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	58,445,000	57,168,766
Series 2012-B A2, 3.48%, 10/15/30(b)	68,051,448	68,985,950
Series 2013-C A2A, 2.94%, 10/15/31(b)	41,885,000	42,171,506
Series 2012-E A2A, 2.09%, 6/15/45(b)	14,555,000	14,434,832
Series 2012-C A2, 3.31%, 10/15/46(b)	94,748,000	95,940,044

		313,918,796

		2,452,099,386

	PAR VALUE	VALUE
CORPORATE: 46.3%
FINANCIALS: 15.5%
Anthem, Inc.
7.00%, 2/15/19	$83,470,000	$93,795,406
3.70%, 8/15/21	48,839,000	49,943,689
Bank of America Corp.
7.625%, 6/1/19	188,582,000	218,222,942
5.625%, 7/1/20	73,416,000	81,578,024
4.20%, 8/26/24	163,140,000	163,376,879
4.25%, 10/22/26	127,024,000	125,745,630
6.625%, 5/23/36(a)	241,528,000	275,087,591
Barclays PLC(c) (United Kingdom) 4.375%, 9/11/24	275,404,000	269,295,815
BNP Paribas SA(c) (France)
4.25%, 10/15/24	379,446,000	376,095,871
4.375%, 9/28/25(b)	65,275,000	63,935,753
Boston Properties, Inc.
5.875%, 10/15/19	48,079,000	53,374,036
5.625%, 11/15/20	79,385,000	88,390,117
4.125%, 5/15/21	52,852,000	55,383,717
3.85%, 2/1/23	99,296,000	101,373,769
3.125%, 9/1/23	44,040,000	42,899,584
3.80%, 2/1/24	88,654,000	90,186,739
Capital One Financial Corp.
4.75%, 7/15/21	182,195,000	197,441,989
3.50%, 6/15/23	193,115,000	192,043,984
3.75%, 4/24/24	36,940,000	37,198,543
3.20%, 2/5/25	67,240,000	65,034,259
4.20%, 10/29/25	64,960,000	64,171,710
Cigna Corp.
4.00%, 2/15/22	62,964,000	65,095,017
7.65%, 3/1/23	6,317,000	7,662,268
7.875%, 5/15/27	33,255,000	43,727,266
8.30%, 1/15/33	8,195,000	10,764,010
6.15%, 11/15/36	88,097,000	100,330,942
5.875%, 3/15/41	18,489,000	21,266,196
5.375%, 2/15/42	54,405,000	59,595,999
Citigroup, Inc.
2.062%, 5/15/18	120,345,000	122,382,321
3.50%, 5/15/23	105,730,000	103,963,569
6.692%, 10/30/40(a)	381,543,025	399,704,473
Equity Residential
4.75%, 7/15/20	5,200,000	5,619,240
4.625%, 12/15/21	102,744,000	111,557,380
3.00%, 4/15/23	47,300,000	46,464,682
3.375%, 6/1/25	77,890,000	77,090,615
General Electric Co. 2.342%, 11/15/20(b)	228,648,000	226,972,696
Health Net, Inc. 6.375%, 6/1/17	120,854,000	125,688,160
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	85,935,000	95,542,447
9.30%, 6/1/21	100,000	127,338
6.50%, 5/2/36	179,105,000	213,642,892
6.50%, 9/15/37	195,591,000	234,671,842
6.80%, 6/1/38	32,000,000	39,829,920
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	90,704,174
4.125%, 12/15/26	106,000,000	105,809,306
8.75%, 9/1/30(a)	48,438,000	69,369,319
Lloyds Banking Group PLC(c) (United Kingdom) 4.50%, 11/4/24	218,317,000	221,645,898

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Navient Corp.
6.00%, 1/25/17	$166,603,000	$170,768,075
4.625%, 9/25/17	111,437,000	109,765,445
8.45%, 6/15/18	192,028,000	202,109,470
Royal Bank of Scotland Group PLC(c) (United Kingdom)
6.125%, 12/15/22	292,243,000	318,167,584
6.00%, 12/19/23	264,320,000	284,674,226
Unum Group
7.19%, 2/1/28	11,295,000	13,265,740
7.25%, 3/15/28	25,060,000	29,152,398
6.75%, 12/15/28	8,107,000	9,514,448
Wells Fargo & Co. 4.30%, 7/22/27	247,864,000	253,229,016

		6,694,450,419
INDUSTRIALS: 29.5%
Allergan PLC(c) (Ireland)
3.00%, 3/12/20	181,325,000	181,180,484
3.45%, 3/15/22	56,635,000	56,725,446
3.80%, 3/15/25	204,424,000	203,398,814
AT&T, Inc.
3.40%, 5/15/25	124,574,000	119,742,397
8.25%, 11/15/31	190,653,000	255,137,564
6.55%, 2/15/39	59,430,000	66,755,401
5.35%, 9/1/40	59,744,000	59,008,551
4.75%, 5/15/46	77,670,000	71,100,982
Becton, Dickinson and Co. 3.734%, 12/15/24	46,675,000	47,103,383
BHP Billiton, Ltd.(c) (Australia) 6.75%, 10/19/75(a)(b)	223,972,000	216,132,980
Boston Scientific Corp. 6.00%, 1/15/20	15,690,000	17,421,784
Burlington Northern Santa Fe LLC(e)
4.70%, 10/1/19	75,445,000	81,617,985
7.57%, 1/2/21	10,496,389	11,589,977
8.251%, 1/15/21	4,300,228	4,841,235
4.10%, 6/1/21	5,820,000	6,133,954
3.05%, 9/1/22	39,535,000	39,501,988
5.943%, 1/15/23	57,522	61,726
3.85%, 9/1/23	89,340,000	92,856,780
5.72%, 1/15/24	15,809,857	17,404,787
3.75%, 4/1/24	29,682,000	30,415,561
5.342%, 4/1/24	5,223,959	5,645,271
5.629%, 4/1/24	21,148,315	23,133,614
5.996%, 4/1/24	40,392,566	44,916,534
3.442%, 6/16/28(b)	89,043,354	85,967,440
Cemex SAB de CV(c) (Mexico)
6.50%, 12/10/19(b)	138,875,000	134,014,375
7.25%, 1/15/21(b)	163,907,000	157,760,487
6.00%, 4/1/24(b)	113,175,000	97,047,562
5.70%, 1/11/25(b)	202,411,000	169,266,199
6.125%, 5/5/25(b)	78,400,000	67,032,000
Charter Communications, Inc.
4.908%, 7/23/25(b)	122,505,000	122,384,578
6.484%, 10/23/45(b)	92,015,000	92,047,665
Cox Enterprises, Inc.
5.875%, 12/1/16(b)	76,215,000	78,796,859
9.375%, 1/15/19(b)	145,119,000	168,177,103
3.25%, 12/15/22(b)	147,403,000	133,988,295
2.95%, 6/30/23(b)	241,788,000	213,011,359
3.85%, 2/1/25(b)	197,601,000	181,177,393

	PAR VALUE	VALUE
CRH PLC(c) (Ireland) 3.875%, 5/18/25(b)	$185,239,000	$184,066,252
CSX Corp.
9.75%, 6/15/20	10,067,000	12,790,476
6.251%, 1/15/23	15,173,398	17,315,396
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	25,935,097
7.875%, 1/1/23	275,000	324,070
7.75%, 7/15/26	21,016,000	24,307,463
7.75%, 5/15/27	12,848,000	14,951,757
7.00%, 12/1/28	28,225,000	31,283,913
Dow Chemical Co.
8.55%, 5/15/19	156,085,000	184,019,532
4.25%, 11/15/20	7,726,000	8,090,853
3.00%, 11/15/22	24,240,000	23,221,605
7.375%, 11/1/29	69,100,000	85,386,317
9.40%, 5/15/39	135,313,000	194,447,217
5.25%, 11/15/41	12,378,000	12,064,948
Eaton Corp. PLC(c) (Ireland) 2.75%, 11/2/22	61,835,000	59,840,203
FedEx Corp.
8.00%, 1/15/19	18,050,000	21,014,315
7.65%, 7/15/24	1,990,174	2,328,504
Ford Motor Credit Co. LLC(e)
8.125%, 1/15/20	16,910,000	19,923,835
5.75%, 2/1/21	215,710,000	238,416,713
5.875%, 8/2/21	153,240,000	170,889,877
3.219%, 1/9/22	39,700,000	38,869,675
4.25%, 9/20/22	44,075,000	45,094,014
4.375%, 8/6/23	27,875,000	28,652,629
General Electric Co.
4.375%, 9/16/20	14,629,000	15,887,665
4.625%, 1/7/21	15,139,000	16,628,890
4.65%, 10/17/21	15,937,000	17,622,402
Hewlett Packard Enterprise Co. 3.60%, 10/15/20(b)	354,040,000	354,889,696
Imperial Tobacco Group PLC(c) (United Kingdom)
3.75%, 7/21/22(b)	124,595,000	125,107,958
4.25%, 7/21/25(b)	385,702,000	391,458,988
Kinder Morgan, Inc.
3.45%, 2/15/23	23,425,000	19,460,764
3.50%, 9/1/23	43,211,000	35,847,241
5.625%, 11/15/23(b)	49,500,000	45,278,739
4.15%, 2/1/24	47,997,000	41,435,762
4.25%, 9/1/24	22,635,000	19,268,927
4.30%, 6/1/25	196,680,000	170,021,403
6.50%, 2/1/37	50,861,000	43,686,242
6.95%, 1/15/38	92,139,000	81,909,913
6.50%, 9/1/39	72,546,000	59,824,551
5.00%, 8/15/42	57,054,000	42,097,579
5.00%, 3/1/43	71,101,000	52,669,061
5.50%, 3/1/44	90,632,000	70,688,247
5.40%, 9/1/44	64,829,000	48,991,664
5.55%, 6/1/45	40,000,000	31,236,480
5.05%, 2/15/46	62,325,000	46,218,475
LafargeHolcim, Ltd.(c) (Switzerland) 6.50%, 7/15/16	75,696,000	77,604,977

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Macy’s, Inc.
6.65%, 7/15/24	$52,526,000	$59,198,378
7.00%, 2/15/28	27,985,000	32,478,607
6.70%, 9/15/28	34,115,000	37,597,459
6.90%, 4/1/29	67,888,000	76,510,523
6.90%, 1/15/32	60,095,000	66,323,907
6.70%, 7/15/34	130,660,000	135,751,951
4.50%, 12/15/34	154,923,000	129,466,053
6.375%, 3/15/37	101,593,000	102,808,154
Naspers, Ltd.(c) (South Africa)
6.00%, 7/18/20(b)	220,010,000	234,075,239
5.50%, 7/21/25(b)	257,875,000	248,084,002
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	24,591,504
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	30,895,240
9.75%, 6/15/20	13,813,000	17,630,319
RELX PLC(c) (United Kingdom)
8.625%, 1/15/19	28,613,000	33,372,973
3.125%, 10/15/22	144,337,000	140,262,944
Sprint Corp. 6.00%, 12/1/16	303,716,000	302,197,420
Teck Resources, Ltd.(c) (Canada)
4.75%, 1/15/22	13,000,000	6,305,000
3.75%, 2/1/23	26,161,000	12,099,463
6.00%, 8/15/40	17,000,000	7,140,000
6.25%, 7/15/41	36,795,000	16,189,800
5.40%, 2/1/43	51,150,000	21,099,375
Telecom Italia SPA(c) (Italy)
6.999%, 6/4/18	165,232,000	178,450,560
7.175%, 6/18/19	200,711,000	221,287,892
5.303%, 5/30/24(b)	154,656,000	152,722,800
7.20%, 7/18/36	53,458,000	53,992,580
7.721%, 6/4/38	118,140,000	123,160,950
The Kraft Heinz Co. 3.95%, 7/15/25(b)	36,303,000	36,654,449
Time Warner Cable, Inc.
8.75%, 2/14/19	130,460,000	151,378,870
8.25%, 4/1/19	237,543,000	272,993,442
5.00%, 2/1/20	20,700,000	21,911,488
4.125%, 2/15/21	30,545,000	31,188,705
4.00%, 9/1/21	40,609,000	41,003,313
6.55%, 5/1/37	46,188,000	46,716,391
6.75%, 6/15/39	112,072,000	112,470,528
Time Warner, Inc.
7.625%, 4/15/31	281,417,000	348,204,852
7.70%, 5/1/32	231,134,000	288,546,299
TransCanada Corp.(c) (Canada) 5.625%, 5/20/75(a)	237,639,000	219,717,217
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	14,795,000	16,790,121
6.40%, 12/15/35	49,525,000	57,042,845
6.15%, 3/1/37	31,905,000	35,549,476
6.65%, 11/15/37	79,075,000	91,889,974
6.15%, 2/15/41	40,108,000	45,090,296

	PAR VALUE	VALUE
Union Pacific Corp.
6.70%, 2/23/19	$2,427,820	$2,587,911
7.60%, 1/2/20	1,125,478	1,279,734
6.061%, 1/17/23	6,682,098	7,322,390
4.698%, 1/2/24	3,639,828	3,890,066
3.646%, 2/15/24	35,886,000	37,476,037
3.75%, 3/15/24	9,550,000	10,019,879
5.082%, 1/2/29	8,187,160	8,890,290
5.866%, 7/2/30	43,098,738	49,195,541
6.176%, 1/2/31	31,842,455	36,207,069
Verizon Communications, Inc.
4.15%, 3/15/24	66,000,000	67,867,866
3.50%, 11/1/24	169,000,000	167,003,603
4.272%, 1/15/36	163,817,000	147,862,207
6.55%, 9/15/43	403,637,000	479,188,563
Vulcan Materials Co. 7.50%, 6/15/21	143,984,000	167,741,360
Xerox Corp.
6.40%, 3/15/16	72,137,000	72,802,031
7.20%, 4/1/16	25,586,000	25,916,827
6.75%, 2/1/17	62,799,000	65,807,637
2.95%, 3/15/17	1,125,000	1,133,397
6.35%, 5/15/18	106,052,000	113,391,965
5.625%, 12/15/19	87,407,000	92,985,140
4.50%, 5/15/21	63,744,000	64,366,014
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	39,424,213
4.50%, 11/13/25	156,205,000	158,403,117

		12,705,173,014
UTILITIES: 1.3%
Dominion Resources, Inc. 5.75%, 10/1/54(a)	232,036,000	227,348,872
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	153,664,000	187,631,120
6.00%, 10/7/39(b)	137,712,000	153,989,834

		568,969,826

		19,968,593,259

TOTAL DEBT SECURITIES (Cost $41,826,048,489)		41,883,192,379

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 0.7%
Anthem, Inc. 1/20/16(b)	$100,000,000	$99,959,889
UnitedHealth Group, Inc. 1/7/16(b)	173,000,000	172,980,970

		272,940,859
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	43,184,920	43,184,920

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(d) 0.08%, dated 12/31/15, due 1/4/16, maturity value $574,252,104	574,247,000	574,247,000

TOTAL SHORT-TERM INVESTMENTS (Cost $890,372,779)		$890,372,779

TOTAL INVESTMENTS (Cost $42,716,421,268)	99.2%	$42,773,565,158
OTHER ASSETS LESS LIABILITIES	0.8%	351,687,601

NET ASSETS	100.0%	$43,125,252,759

(a)	Hybrid security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, all such securities in total represented $6,277,368,282 or 14.7% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.75%, 12/31/20. Total collateral value is $585,736,913.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	18,678	Mar 2016	$(2,351,676,938)	$8,831,538
Long-Term U.S. Treasury Bond— Short Position	11,371	Mar 2016	(1,804,435,562)	(5,762,192)

				$3,069,346

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015
ASSETS:
Investments, at value (cost $42,716,421,268)	$42,773,565,158
Cash held at broker	74,679,210
Receivable for investments sold	23,335,462
Receivable for Fund shares sold	40,308,548
Interest receivable	386,215,271
Prepaid expenses and other assets	223,995

43,298,327,644

LIABILITIES:
Payable to broker for variation margin	16,915,938
Payable for Fund shares redeemed	139,049,185
Management fees payable	14,800,439
Accrued expenses	2,309,323

173,074,885

NET ASSETS	$43,125,252,759

NET ASSETS CONSIST OF:
Paid in capital	$43,145,771,932
Undistributed net investment income	12,530,465
Undistributed net realized loss	(93,262,874)
Net unrealized appreciation	60,213,236

$43,125,252,759

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	3,244,929,885
Net asset value per share	$13.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends	$28,970,448
Interest	1,452,159,615

1,481,130,063

EXPENSES:
Management fees	174,080,596
Custody and fund accounting fees	672,473
Transfer agent fees	8,733,946
Professional services	187,581
Shareholder reports	1,513,816
Registration fees	956,756
Trustees’ fees	237,500
Miscellaneous	548,505

186,931,173

NET INVESTMENT INCOME	1,294,198,890

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss
Investments	(5,284,623)
Treasury futures contracts	(84,502,080)
Net change in unrealized appreciation/depreciation
Investments	(1,566,447,658)
Treasury futures contracts	65,259,551

Net realized and unrealized loss	(1,590,974,810)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(296,775,920)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$1,294,198,890	$841,617,395
Net realized gain (loss)	(89,786,703)	184,870,735
Net change in unrealized appreciation/depreciation	(1,501,188,107)	408,715,923

	(296,775,920)	1,435,204,053

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,293,890,373)	(836,624,131)
Net realized gain	(25,501,766)	(232,101,623)

Total distributions	(1,319,392,139)	(1,068,725,754)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	14,066,640,197	18,587,943,566
Reinvestment of distributions	1,067,877,119	840,852,670
Cost of shares redeemed	(9,521,033,129)	(5,321,422,005)

Net increase from Fund share transactions	5,613,484,187	14,107,374,231

Total increase in net assets	3,997,316,128	14,473,852,530

NET ASSETS:
Beginning of year	39,127,936,631	24,654,084,101

End of year (including undistributed net investment income of $12,530,465 and $12,221,948, respectively)	$43,125,252,759	$39,127,936,631

SHARE INFORMATION:
Shares sold	1,023,992,169	1,341,256,318
Distributions reinvested	79,082,204	61,052,395
Shares redeemed	(698,078,052)	(384,742,642)

Net increase in shares outstanding	404,996,321	1,017,566,071

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations.

Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2015, these Treasury futures contracts had notional values ranging from 5% to 10% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$2,149,401,099
Government-Related	—	3,186,552,877
Mortgage-Related	—	14,126,545,758
Asset-Backed	—	2,452,099,386
Corporate	—	19,968,593,259
Short-term Investments
Commercial Paper	—	272,940,859
Money Market Fund	43,184,920	—
Repurchase Agreement	—	574,247,000

Total Securities	$43,184,920	$42,730,380,238

Other Financial Instruments(b)
Treasury Futures Contracts
Appreciation	$8,831,538	$—
Depreciation	(5,762,192)	—

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the year. There were no Level 3 securities at December 31, 2015 and 2014 and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Cross trades Cross trading is the buying or selling of portfolio securities between funds to which Dodge & Cox serves as investment manager. At its regularly scheduled quarterly meetings, the Board of Trustees reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7 under the Investment Company Act of 1940. During the year ending December 31, 2015, the Fund executed cross trades with the Dodge & Cox Balanced Fund pursuant to Rule 17a-7 under the Investment Company Act of 1940.

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2015, the cost of investments for federal income tax purposes was $42,716,465,638.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$1,300,100,433	$864,273,705
	($0.405 per share)	($0.397 per share)

Long-term capital gain	$19,291,706	$204,452,049
	($0.006 per share)	($0.088 per share)

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$962,670,848
Unrealized depreciation	(905,571,328)

Net unrealized appreciation	57,099,520
Undistributed ordinary income	12,919,601
Undistributed long-term capital gain	59,927,325
Deferred loss(a)	(150,465,619)
(a)	Represents net short-term realized loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $146,884 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,648,393,292 and $2,894,870,558, respectively. For the year ended December 31, 2015, purchases and sales of U.S. government securities aggregated $6,322,132,495 and $7,335,682,500, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 17

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$13.78	$13.53	$13.86	$13.30	$13.23
Income from investment operations:
Net investment income	0.40	0.39	0.42	0.48	0.55
Net realized and unrealized gain (loss)	(0.48)	0.35	(0.33)	0.56	0.07

Total from investment operations	(0.08)	0.74	0.09	1.04	0.62

Distributions to shareholders from:
Net investment income	(0.40)	(0.39)	(0.42)	(0.48)	(0.55)
Net realized gain	(0.01)	(0.10)	—	—	—

Total distributions	(0.41)	(0.49)	(0.42)	(0.48)	(0.55)

Net asset value, end of year	$13.29	$13.78	$13.53	$13.86	$13.30

Total return	(0.59)%	5.48%	0.64%	7.94%	4.76%
Ratios/supplemental data:
Net assets, end of year (millions)	$43,125	$39,128	$24,654	$26,539	$24,051
Ratio of expenses to average net assets	0.43%	0.44%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	2.97%	2.89%	3.00%	3.52%	4.12%
Portfolio turnover rate	24%	27%	38%	26%	27%

See accompanying Notes to Financial Statements

PAGE 18 ▪ DODGE & COX INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

DODGE & COX INCOME FUND ▪ PAGE 19

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

PAGE 20 ▪ DODGE & COX INCOME FUND

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board considered independent research indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial

DODGE & COX INCOME FUND ▪ PAGE 21

sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX INCOME FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2015)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 23

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Annual Report

December 31, 2015

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

12/15 GBF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of –6.2% for the year ending December 31, 2015, compared to –3.2% for the Barclays Global Aggregate Bond Index (Barclays Global Agg).

MARKET COMMENTARY

Market volatility increased throughout 2015, particularly in late summer following China’s decision to devalue the renminbi. Numerous concerns contributed to “risk-off” behavior, including China’s ongoing structural adjustments, further declines in commodity prices, financial and political turmoil in some emerging markets, and important policy moves by major central banks. The U.S. dollar continued to strengthen against almost all currencies, which was the main driver of the Barclays Global Agg’s negative return, as it overwhelmed the income earned during the year. Widening yield premiums(a) also drove price declines for credit securities(b).

Global economic and policy divergence continued during 2015. The U.S. economy saw another year of solid growth underpinned by dynamism in consumption, investment, housing, and the labor market, which offset weakness in the manufacturing sector. The U.S. Federal Reserve (Fed) increased the federal funds rate by 0.25 percentage points after seven years at the so-called zero lower bound, citing progress in the recovery and assessing that inflation should move towards the 2% target over the medium term. In contrast, the economic outlook in the Eurozone remained challenged by considerable slack and weak inflation. This led the European Central Bank to continue easing during the year, taking deposit rates further into negative territory, extending its asset purchase program until at least March 2017, and expanding the pool of purchasable securities. Facing similar challenges, the Bank of Japan introduced measures to augment its already large Quantitative and Qualitative Easing Program. Despite large intra-year swings, 10-year yields in the United States, Germany, and Japan ended the year nearly unchanged at 2.27%, 0.63%, and 0.27%, respectively. The euro and the Japanese yen depreciated by 10.2% and 0.4%, respectively, against the U.S. dollar.

Emerging markets faced significant headwinds during 2015. China’s growth deceleration below 7%, the slowest yearly pace in years, dampened the outlook of its main trading partners and put downward pressure on global commodity prices. In particular, oil prices declined to the lowest level since the financial crisis, affecting growth and fiscal dynamics of exporting countries. Idiosyncratic events also contributed to financial turmoil in some emerging markets, such as Brazil and South Africa. In turn, interest rates rose in several emerging markets and many currencies depreciated against the U.S. dollar—ranging from the Brazilian real’s 32.9% at the higher end, to the Indian rupee’s 4.7% at the lower end. As in 2014, Asian oil importers and countries with economic reform momentum fared better than commodity exporters or countries with political challenges.

Investment-grade corporate bonds performed relatively poorly as yield premiums widened, especially during the third quarter. Energy, basic materials and/or below-investment grade issuers fared worst, while financials were among the strongest performers. Supply and demand dynamics were negative, as supply was high due to record levels of M&A financing and demand weakened given accelerating outflows from credit funds in the second half of the year.

INVESTMENT STRATEGY

2015 was a challenging year for the Fund as currency depreciation and widening credit yield premiums drove negative performance. Declining commodity prices and weakness in several emerging market economies and credits had a particularly large negative impact on the Fund.

The broad investment themes of the Fund remained largely intact over the course of the year, but positioning shifted, substantially in some areas, as our conviction around some existing themes grew. The Fund continues to have a defensive posture via interest rate risk (i.e., low duration(c)), a majority of holdings in credit securities, high exposure to the U.S. dollar, and a sizable (27%(d)) exposure to emerging market currencies and credits. As the valuation and economic landscape evolved over the year, we increased the Fund’s credit exposure, decreased foreign currency exposure, and reduced interest rate exposure.

Credit: Identifying Opportunities

The Fund’s large allocation to credit securities was a detractor from performance, as credit yield premiums rose to levels not seen since 2013. Within the Fund’s credit holdings, commodity-related issuers such as Kinder Morgan, Rio Oil Finance Trust, and Pemex,(e) had the weakest performance. Amid this changing valuation backdrop, we found a number of individual opportunities that resulted in an increase in the Fund’s corporate bond weighting, from 51% to 58%. We added to a diverse group of issuers by geography, sector, and credit rating category.

One source of credit additions to the Fund was M&A-related financing, which created an abundant source of supply for the markets to absorb. Many companies seek to delever subsequent to these transactions, aligning incentives with bondholders. Our global industry analyst team develops a view of the strategic rationale for each M&A transaction and compiles a financial forecast that enables us to assess issuers’ deleveraging capabilities across a range of outcomes, while our fixed income analyst team focuses on the balance sheet and liquidity implications, particularly in downside scenarios. Examples of recent M&A-related investments include Actavis (a pharmaceutical company buying Allergen), CRH (a building materials company buying assets from Lafarge and Holcim), and Imperial Tobacco (purchasing assets from Reynolds American).

We also conducted considerable research on the energy and metals & mining sectors, where valuations changed most significantly, seeking credits trading at attractive valuations with strong business franchises and the ability to withstand lower commodity prices for a sustained period. We made several additions to the portfolio including a position in Concho Resources, an independent exploration and production company

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

and one of the largest producers in the Permian Basin. Concho Resources has one of the lowest break-even oil prices in the industry, significant valuable oil reserves, and a strong management team with a conservative approach to leverage. Another addition to the portfolio was Chilean state-owned Codelco, the world’s largest copper producer, accounting for around 10% of global copper production. We believe the strong AA-rated Chilean sovereign would support Codelco if needed, and that the long-term supply and demand outlook for copper is favorable given limited supply and consumer-driven demand.

While credit spreads ended the year at levels reflecting a perceived rise in defaults or a potential recession, we do not believe that either scenario is likely. Leverage levels are reasonable, interest coverage is robust, and the U.S. economy is growing at a moderate pace. As such, we believe many bonds are trading at attractive levels. The wide dispersion of valuations in credit today is conducive to our rigorous research process and focus on security selection. We remain optimistic about the prospects for the Fund’s credit holdings.

Currency: Strong U.S. Dollar Continues

As in 2014, nearly every currency depreciated against the U.S. dollar in 2015. These declines hurt the Fund’s performance, especially the depreciation of several Latin American currencies that accelerated in the latter half of the year. However, relative to the Barclays Global Agg, on the whole, the Fund’s currency positioning was slightly additive to performance, largely because of the Fund’s significant underweight to the euro.

During the year, we significantly increased the Fund’s U.S. dollar weighting (from 61% to 78%) as the divergence in economic strength and monetary policy between the United States and much of the rest of the world was cemented. Early in the year, we reduced exposure to the euro and other euro-correlated currencies (e.g., Swedish krona and British pound). These trims were driven by low yield levels and the likelihood that the European Central Bank would take actions that could weaken the euro versus the dollar. Later in the year, in the midst of weakening Chinese growth and a change to the Chinese currency regime, we reduced the Fund’s exposure to Asian emerging market currencies, including the Malaysian ringgit, the Indonesian rupiah, and the South Korean won. Depreciation pressure for these currencies is likely to continue as they are exporters to China and/or competitors with China. One brighter spot in the region is India, as it has fewer linkages with China, positive reform momentum, accelerating growth, solid macro policies, and is a net beneficiary from lower oil prices. In accordance with this favorable view, we increased the Fund’s exposure to the Indian rupee during the year.

Approximately 13% of the Fund’s holdings are denominated in four Latin American currencies (Mexican peso, Brazilian real, Colombian peso, and Chilean peso), which have been battered by a number of forces including commodity price declines, weakening sentiment towards emerging markets, and idiosyncratic challenges in the case of Brazil. Our constructive outlook for these currencies is based on their mix of high yield levels, low valuations, the prospect for a stabilization or recovery of commodity prices, and, in the case of Mexico, the medium-run benefits of structural reforms.

Rates: What Happens After “Liftoff”?

Developed market rates ended relatively unchanged over the course of 2015, despite important central bank moves, incessant media commentary about U.S. long-term rates, and some intra-year volatility. The U.S. 10-year rate increased just 0.1 percentage points during the year, and Japanese and German 10-year yields moved even less.

Our views regarding interest rate risk have not changed materially. We are operating in an environment where the price impact of a rise in rates could easily overwhelm the low yield/income of most developed market government bonds. As such, the Fund’s duration is 3.1 years, less than half that of the Barclays Global Agg. We see a clear disconnect between the far slower pace of rate increases implied by current U.S. Treasury valuations and the Fed’s stated expectations and, particularly in the context of a modestly expanding economy (more than 2% growth is expected over the next several years) and an inflation rate likely to rise as energy and import prices increase.

IN CLOSING

The Fund’s recent performance has been disappointing, but we retain a view that the vast global bond universe provides ample opportunity for investors over the long term. We remain confident in our investment strategy and process, which is based on robust fundamental research and a focus on relative valuation, and believe the current environment is conducive to our disciplined credit and currency selection processes. Acknowledging that bond prices and currencies can be volatile in the short term, we remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 29, 2016

(a)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(b)	Credit securities refers to corporate bonds and government-related securities, as classified by Barclays.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2015.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Barclays Global Agg by 3.0 percentage points in 2015.

Key Detractors from Relative Results

▪

The Fund’s exposure to Latin American currencies (13% versus 0.4% for the Barclays Global Agg), including the Brazilian real, Mexican peso, Colombian peso, and Chilean peso, detracted from relative returns as these currencies depreciated versus the U.S. dollar.

▪	The Fund’s commodity-related credit holdings underperformed, led by Kinder Morgan and Teck Resources in North America, as well as Pemex, Petrobras, and Rio Oil Finance Trust in Latin America.
▪	The Fund’s relatively high corporate exposure (51% versus 17% for the Barclays Global Agg) detracted from relative returns as corporate yield premiums rose.

Key Contributors to Relative Results

▪	The Fund’s underweight to the euro (6% versus 26% for the Barclays Global Agg) contributed significantly to relative returns as the euro depreciated 10.2% versus the U.S. dollar.
▪	The Fund’s nominal yield advantage was a positive factor.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Bond Investment Policy Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2015

	1 Year	3 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	–6.21%	–0.73%	–0.65%
Barclays Global Aggregate Bond Index (Barclays Global Agg)	–3.17	–1.74	–1.93

(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns from May 1, 2014 to December 31, 2014 and from January 1, 2015 to December 31, 2015 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Global Aggregate Bond Index (Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2015	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$958.40	$2.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	3.06
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	December 31, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$9.67
Total Net Assets (millions)	$67.7
30-Day SEC Yield (using net expenses)(a)(b)	4.52%
30-Day SEC Yield (using gross expenses)(a)	3.71%
Net Expense Ratio(b)	0.60%
2015 Gross Expense Ratio	1.41%
Portfolio Turnover Rate	55%
Number of Credit Issuers	55
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Bond Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays Global Agg
Effective Duration (years)	3.1	6.6
Emerging Markets(c)	27.3%	5.0%

FIVE LARGEST CREDIT ISSUERS (%)(d)	Fund
Cemex SAB de CV	2.5
Millicom International Cellular SA	2.2
Chicago Transit Authority RB	2.2
Naspers, Ltd.	2.2
Imperial Tobacco Group PLC	2.0

CREDIT QUALITY (%)(e)(g)	Fund	Barclays Global Agg
Aaa	12.4	41.0
Aa	3.6	16.8
A	16.0	26.1
Baa	44.8	16.1
Ba	16.9	0.0
B	3.5	0.0
Cash Equivalents	2.8	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(g)	Fund	Barclays Global Agg
Government	17.5	54.0
Government-Related	8.9	12.4
Securitized	13.3	15.7
Corporate	57.5	17.9
Cash Equivalents	2.8	0.0

REGION DIVERSIFICATION (%)(c)(g)	Fund	Barclays Global Agg
United States	50.1	38.9
Latin America	23.1	1.1
Europe (excluding United Kingdom)	8.7	25.9
United Kingdom	7.9	6.2
Africa/Middle East	3.1	0.8
Canada	2.7	3.1
Pacific (excluding Japan)	1.6	5.1
Japan	0.0	16.5
Other	0.0	2.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.60% through April 30, 2016. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(c)

The Fund may classify an issuer in a different category than the Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 13.1% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)

Net Cash & Other includes short-term investments (e.g., money market funds and repurchase agreements) and other assets less liabilities (e.g., cash, receivables, payables, and unrealized appreciation/depreciation on certain derivatives).

(g)	Excludes the Fund’s derivative contracts.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES: 97.2%

		PAR VALUE	VALUE
GOVERNMENT: 17.5%
Brazil Government (Brazil)
Series F, 10.00%, 1/1/21	BRL	3,355,000	$675,044
Series F, 10.00%, 1/1/25	BRL	2,900,000	524,272
Chile Government GDN (Chile) 6.00%, 1/1/18(c)	CLP	905,000,000	1,323,807
Colombia Government (Colombia) 9.85%, 6/28/27	COP	3,900,000,000	1,402,378
Mexico Government (Mexico)
4.75%, 6/14/18	MXN	23,200,000	1,352,573
2.00%, 6/9/22(a)	MXN	71,166,039	3,859,355
South Korea Government (South Korea) 3.00%, 12/10/16	KRW	880,200,000	760,138
U.S. Treasury Note/Bond (United States) 0.875%, 11/30/17	USD	1,950,000	1,944,544

			11,842,111
GOVERNMENT-RELATED: 8.9%
Brazil Government International (Brazil) 4.25%, 1/7/25	USD	850,000	684,250
Chicago Transit Authority RB (United States)
6.20%, 12/1/40	USD	50,000	54,249
6.899%, 12/1/40	USD	1,250,000	1,452,774
Corp. Nacional del Cobre de Chile (Chile) 4.50%, 9/16/25(c)	USD	375,000	353,129
Peru Government International (Peru) 4.125%, 8/25/27	USD	700,000	686,000
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	550,000	371,250
Petroleos Mexicanos (Mexico)
2.75%, 4/21/27	EUR	425,000	339,212
5.50%, 6/27/44(c)	USD	175,000	131,660
6.375%, 1/23/45	USD	485,000	412,137
State of California GO (United States) 6.20%, 10/1/19	USD	325,000	372,730
State of Illinois GO (United States)
4.961%, 3/1/16	USD	400,000	402,476
5.665%, 3/1/18	USD	700,000	741,195

			6,001,062
SECURITIZED: 13.3%
Chase Issuance Trust (United States) Series 2007-A3 A3, 5.23%, 4/15/19	USD	419,000	437,502
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	35,130	36,976
Fannie Mae, 20 Year (United States)
4.50%, 6/1/31	USD	267,621	291,359
4.00%, 10/1/34	USD	364,507	389,934
Fannie Mae, Hybrid ARM (United States)
2.915%, 8/1/44	USD	235,817	242,110
2.759%, 9/1/44	USD	422,977	433,242
Ford Credit Auto Owner Trust (United States)
Series 2012-B A4, 1.00%, 9/15/17	USD	194,682	194,698
Series 2014-C A3, 1.06%, 5/15/19	USD	880,000	877,890

		PAR VALUE	VALUE
Freddie Mac (United States) Series 4283 EW, 4.683%, 12/15/43	USD	241,632	$262,029
Freddie Mac, Hybrid ARM (United States)
3.025%, 10/1/44	USD	504,956	519,292
2.752%, 11/1/44	USD	1,272,832	1,300,004
2.731%, 1/1/45	USD	1,319,435	1,345,654
Freddie Mac Gold, 30 Year (United States) 6.00%, 2/1/35	USD	121,622	138,843
Navient Student Loan Trust (Private Loans) (United States) Series 2015-CA B, 3.25%, 5/15/40(c)	USD	1,350,000	1,306,648
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	1,200,000	888,000
9.75%, 1/6/27(c)	USD	475,000	349,125

			9,013,306
CORPORATE: 57.5%
FINANCIALS: 16.4%
Anthem, Inc. (United States)
7.00%, 2/15/19	USD	335,000	376,440
4.35%, 8/15/20	USD	275,000	291,287
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	300,000	296,981
6.625%, 5/23/36(b)	USD	325,000	370,158
Barclays PLC (United Kingdom) 4.375%, 9/11/24	USD	600,000	586,693
BNP Paribas SA (France)
5.75%, 1/24/22	GBP	425,000	700,655
4.375%, 9/28/25(c)	USD	200,000	195,897
Boston Properties, Inc. (United States)
5.625%, 11/15/20	USD	275,000	306,195
4.125%, 5/15/21	USD	325,000	340,568
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	750,000	755,249
Citigroup, Inc. (United States) 6.692%, 10/30/40(b)	USD	1,030,000	1,079,028
Equity Residential (United States) 4.75%, 7/15/20	USD	575,000	621,358
Health Net, Inc. (United States) 6.375%, 6/1/17	USD	550,000	572,000
HSBC Holdings PLC (United Kingdom)
6.50%, 5/2/36	USD	400,000	477,134
6.50%, 9/15/37	USD	525,000	629,900
JPMorgan Chase & Co. (United States) 3.375%, 5/1/23	USD	700,000	688,360
Lloyds Banking Group PLC (United Kingdom) 4.50%, 11/4/24	USD	950,000	964,486
Navient Corp. (United States)
6.00%, 1/25/17	USD	670,000	686,750
4.625%, 9/25/17	USD	243,000	239,355
8.45%, 6/15/18	USD	125,000	131,562
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	USD	325,000	353,830
6.00%, 12/19/23	USD	400,000	430,802

			11,094,688

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2015

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
INDUSTRIALS: 37.7%
Allergan PLC (Ireland)
3.00%, 3/12/20	USD	275,000	$274,781
3.80%, 3/15/25	USD	225,000	223,872
AT&T, Inc. (United States)
6.55%, 2/15/39	USD	500,000	561,631
4.75%, 5/15/46	USD	125,000	114,428
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)	USD	350,000	337,750
Canadian Pacific Railway, Ltd. (Canada) 6.25%, 6/1/18	CAD	800,000	634,097
Cemex SAB de CV (Mexico) 7.25%, 1/15/21(c)	USD	1,750,000	1,684,375
Concho Resources, Inc. (United States) 6.50%, 1/15/22	USD	1,100,000	1,056,000
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(c)	USD	715,000	649,930
2.95%, 6/30/23(c)	USD	400,000	352,394
Ford Motor Credit Co. LLC(d) (United States)
8.125%, 1/15/20	USD	300,000	353,468
5.875%, 8/2/21	USD	625,000	696,986
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	500,000	603,071
HCA Holdings, Inc. (United States) 4.75%, 5/1/23	USD	675,000	668,250
Hewlett Packard Enterprise Co. (United States) 3.60%, 10/15/20(c)	USD	550,000	551,320
Imperial Tobacco Group PLC (United Kingdom)
9.00%, 2/17/22	GBP	305,000	594,802
4.25%, 7/21/25(c)	USD	750,000	761,194
Kinder Morgan, Inc. (United States)
4.30%, 6/1/25	USD	100,000	86,446
6.95%, 1/15/38	USD	1,325,000	1,177,901
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	55,104
6.90%, 4/1/29	USD	75,000	84,526
6.70%, 7/15/34	USD	425,000	441,563
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(c)	USD	1,650,000	1,524,187
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	775,000	755,113
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	725,000	630,750
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(c)	USD	700,000	744,751
5.50%, 7/21/25(c)	USD	750,000	721,524
RELX PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	67,649
3.125%, 10/15/22	USD	444,000	431,468
Sprint Corp. (United States) 6.00%, 12/1/16	USD	675,000	671,625
Teck Resources, Ltd. (Canada) 6.00%, 8/15/40	USD	400,000	168,000

		PAR VALUE	VALUE
Telecom Italia SPA (Italy)
6.375%, 6/24/19	GBP	450,000	$720,525
7.721%, 6/4/38	USD	575,000	599,437
Time Warner Cable, Inc. (United States)
8.75%, 2/14/19	USD	475,000	551,165
6.75%, 6/15/39	USD	750,000	752,667
Time Warner, Inc. (United States)
7.625%, 4/15/31	USD	400,000	494,931
7.70%, 5/1/32	USD	375,000	468,148
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)	USD	1,125,000	1,040,157
Twenty-First Century Fox, Inc. (United States)
6.15%, 3/1/37	USD	275,000	306,413
6.65%, 11/15/37	USD	625,000	726,288
Tyco International PLC (Ireland) 3.90%, 2/14/26	USD	375,000	376,063
Verizon Communications, Inc. (United States)
4.272%, 1/15/36	USD	375,000	338,477
6.55%, 9/15/43	USD	525,000	623,268
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	438,000	510,270
Zoetis, Inc. (United States)
3.45%, 11/13/20	USD	100,000	100,120
4.50%, 11/13/25	USD	200,000	202,814

			25,489,699
UTILITIES: 3.4%
Dominion Resources, Inc. (United States) 5.75%, 10/1/54(b)	USD	1,075,000	1,053,285
Enel SPA (Italy)
6.80%, 9/15/37(c)	USD	650,000	793,681
6.00%, 10/7/39(c)	USD	425,000	475,236

			2,322,202

			38,906,589

TOTAL DEBT SECURITIES (Cost $71,366,669)			65,763,068

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2015

SHORT-TERM INVESTMENTS: 1.4%

		PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	USD	67,958	$67,958

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(e) 0.08%, dated 12/31/15, due 1/4/16, maturity value $905,008	USD	905,000	905,000

TOTAL SHORT-TERM INVESTMENTS (Cost $972,958)			$972,958

TOTAL INVESTMENTS (Cost $72,339,627)		98.6%	$66,736,026
OTHER ASSETS LESS LIABILITIES		1.4%	925,826

NET ASSETS		100.0%	$67,661,852

(a)	Inflation-linked
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, all such securities in total represented $14,530,472 or 21.4% of total net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.625%, 7/31/20. Total collateral value is $926,156.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

GO: General Obligation

GDN: Global Depositary Note

RB: Revenue Bond

BRL: Brazilian Real

CAD: Canadian Dollar

CLP: Chilean Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

INR: Indian Rupee

KRW: South Korean Won

MXN: Mexican Peso

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note —Short Position	66	Mar 2016	$(8,309,813)	$31,033
Long-Term U.S. Treasury Bond—Short Position	18	Mar 2016	(2,856,375)	(8,905)

				$22,128

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Pay Fixed/Receive Floating:
$825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(45,704)
825,000	8/22/24	2.57%	USD LIBOR 3-Month	(39,699)
1,750,000	7/29/45	2.774%	USD LIBOR 3-Month	(79,352)

				$(164,755)

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Barclays	3/2/16	1,489,986	1,400,000	$(33,612)

Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy EUR:
Barclays	3/2/16	1,146,251	1,075,000	23,654
Contracts to buy INR:
Barclays	2/17/16	1,272,321	85,500,000	11,134
Barclays	2/17/16	761,793	52,000,000	18,788

				$19,964

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015
ASSETS:
Investments, at value (cost $72,339,627)	$66,736,026
Unrealized appreciation on forward currency contracts	53,576
Cash denominated in foreign currency (cost $167)	164
Cash held at broker	359,674
Receivable for investments sold	39,172
Receivable for Fund shares sold	7,788
Dividends and interest receivable	971,912
Prepaid expenses and other assets	19,273

68,187,585

LIABILITIES:
Unrealized depreciation on forward currency contracts	33,612
Payable to broker for variation margin	80,439
Payable for Fund shares redeemed	342,887
Expense reimbursement received in advance	17,227
Accrued expenses	51,568

525,733

NET ASSETS	$67,661,852

NET ASSETS CONSIST OF:
Paid in capital	$74,419,062
Accumulated net investment loss	(186,162)
Accumulated net realized loss	(827,352)
Net unrealized depreciation	(5,743,696)

$67,661,852

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	6,999,088
Net asset value per share	$9.67

STATEMENT OF OPERATIONS
Year Ended December 31, 2015
INVESTMENT INCOME:
Dividends	$58,964
Interest (net of foreign taxes of $5,879)	2,759,838

2,818,802

EXPENSES:
Management fees	353,517
Custody and fund accounting fees	26,648
Transfer agent fees	21,750
Professional services	223,071
Shareholder reports	15,063
Registration fees	90,581
Trustees’ fees	237,500
Miscellaneous	27,068

Total expenses	995,198
Expenses reimbursed by investment manager	(570,879)

Net expenses	424,319

NET INVESTMENT INCOME	2,394,483

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss
Investments	(3,334,009)
Treasury futures contracts	(119,291)
Interest rate swaps	(37,901)
Forward currency contracts	(11,908)
Foreign currency transactions	(51,881)
Net change in unrealized appreciation/depreciation
Investments	(3,697,465)
Treasury futures contracts	229,905
Interest rate swaps	(97,410)
Forward currency contracts	37,073
Foreign currency translation	6,831

Net realized and unrealized loss	(7,076,056)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,681,573)

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2015	Period Ended December 31, 2014*
OPERATIONS:
Net investment income	$2,394,483	$746,563
Net realized loss	(3,554,990)	(339,029)
Net change in unrealized appreciation/depreciation	(3,521,066)	(2,222,630)

	(4,681,573)	(1,815,096)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(650,780)
Net realized gain	—	—

Total distributions	—	(650,780)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	26,112,074	75,231,468
Reinvestment of distributions	—	582,706
Cost of shares redeemed	(18,458,010)	(8,658,937)

Net increase from Fund share transactions	7,654,064	67,155,237

Total increase in net assets	2,972,491	64,689,361

NET ASSETS:
Beginning of period	64,689,361	—

End of period (including accumulated net investment loss of $(186,162) and $(66,238), respectively)	$67,661,852	$64,689,361

SHARE INFORMATION:
Shares sold	2,575,716	7,034,774
Distributions reinvested	—	55,846
Shares redeemed	(1,848,870)	(818,378)

Net increase in shares outstanding	726,846	6,272,242

*	Period from May 1, 2014 (commencement of operations) to December 31, 2014

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. If the NYSE is closed due to inclement weather, technology problems, or for any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to calculate the Fund’s NAV as of the normally scheduled close of regular trading on the NYSE for that day, provided that Dodge & Cox believes that it can obtain reliable market quotes or valuations.

Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Interest rate swaps are valued daily based on prices received from independent pricing services, which represent the net present value of all future cash settlement amounts based on implied forward interest rates. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2015, these Treasury futures contracts had notional values ranging from 8% to 17% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund has maintained interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2015, these interest rate swaps had U.S. dollar notional values ranging from 2% to 5% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund has maintained forward currency contracts to increase its portfolio exposure to the Indian rupee. During the year ended December 31, 2015, these Indian rupee forward currency contracts had U.S. dollar total values ranging from 1% to 3% of net assets.

The Fund entered into forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in the euro. During the year ended December 31,

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

2015, these euro forward currency contracts had U.S. dollar total values ranging from 0% to 2% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$11,842,111
Government-Related	—	6,001,062
Securitized	—	9,013,306
Corporate	—	38,906,589
Short-term Investments
Money Market Fund	67,958	—
Repurchase Agreement	—	905,000

Total Securities	$67,958	$66,668,068

Other Financial Instruments(b)
Treasury Futures Contracts
Appreciation	$31,033	$—
Depreciation	(8,905)	—
Interest Rate Swaps
Depreciation	—	(164,755)
Forward Currency Contracts
Appreciation	—	53,576
Depreciation	—	(33,612)

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the year. There were no Level 3 securities at December 31, 2015 and 2014, and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

At December 31, 2015, all offsetting Derivative positions qualify for netting pursuant to master netting arrangements. For financial reporting purposes, the Fund does not offset financial

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS

assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. Gross assets and liabilities related to Derivatives are presented as “unrealized appreciation on forward currency contracts” and “unrealized depreciation on forward currency contracts,” respectively, in the Statement of Assets and Liabilities. Derivative information by counterparty is presented in the Portfolio of Investments. At December 31, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Until April 30, 2016, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party. This expense reimbursement agreement has been in effect since the Fund’s inception.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At December 31, 2015, Dodge & Cox owned 14% of the Fund’s outstanding shares.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character.

Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign capital gain taxes, foreign currency realized gain (loss), Treasury futures contracts, and interest rate swaps. At December 31, 2015, the cost of investments for federal income tax purposes was $72,339,627.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2015	Eight Months Ended December 31, 2014
Ordinary income	$—	$650,780
		($0.144 per share)
Long-term capital gain	—	—

At December 31, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$104,514
Unrealized depreciation	(5,708,115)

Net unrealized depreciation	(5,603,601)
Undistributed ordinary income	—
Capital loss carryforward(a)	(775,303)
Deferred loss(b)	(196,120)
(a)	Represents accumulated capital loss as of December 31, 2015, which may be carried forward to offset future capital gains.

No expiration
Short-term	$469,709
Long-term	305,594

$775,303

(b)	Represents net realized specified loss incurred between November 1, 2015 and December 31, 2015. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2016.

Fund management has reviewed the tax positions for the open period applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2015, the Fund’s commitment fee amounted to $250 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $38,643,970 and $27,999,196, respectively. For the year ended December 31, 2015, purchases and sales of U.S. government securities aggregated $10,835,441 and $9,365,464, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Year Ended December 31, 2015	Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
Net asset value, beginning of period	$10.31	$10.73
Income from investment operations:
Net investment income	0.34	0.16
Net realized and unrealized loss	(0.98)	(0.44)

Total from investment operations	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	—	(0.14)
Net realized gain	—	—

Total distributions	—	(0.14)

Net asset value, end of period	$9.67	$10.31

Total return	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$68	$65
Ratio of expenses to average net assets	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.41%	2.18	%(a)
Ratio of net investment income to average net assets	3.39%	2.83	%(a)
Portfolio turnover rate	55%	36%
(a)	Annualized

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Bond Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2015, the results of its operations, the changes in its net assets, and financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2016

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 16, 2015, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2016 with respect to each Fund. During the course of the year, the Board received a wide variety of materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to each Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account and sub-adviser fund fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 11, 2015, and again on December 16, 2015, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Stock Investment Policy Committee, Fixed Income Investment Policy Committee, and Global Bond Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders. In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, technology, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $185 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship grades given by Morningstar to each of the Funds and the “Gold” analyst rating awarded by Morningstar to all of the Funds except the Global Bond Fund. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board noted that the Funds had weak absolute and relative performance in 2015, but remained solid performers over longer periods. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, low cost and low portfolio turnover. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to each Fund’s peer group and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead.

The Board noted that expenses are well below industry averages. When compared to peer group funds, the Funds are in the quartile with the lowest expense ratios. The Board also considered that the Funds receive numerous administrative, regulatory compliance, legal, technology and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted the Funds’ unusual single-share-class structure and reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios. In this regard, the Board considered that many of the Funds’ shareholders would not be eligible to purchase comparably-priced shares of many peer group funds, which typically make their lower-priced share classes available only to institutional investors. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts and subadvised funds that have investment programs similar to those of the Funds, including instances where separate account and sub-advised fund fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board also noted that different markets exist for mutual fund and institutional separate account management services. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board considered independent research indicating that firms that grow organically, rather than through acquisition, tend to have better performance. Key to organic growth is the ability to retain talented and experienced analysts, portfolio managers and other professionals.

The Board also considered that in January 2015, Dodge & Cox closed the International Stock Fund to new investors to pro-actively manage the growth of the Fund. The Stock Fund and Balanced Fund were similarly closed to new investors during periods of significant growth in the past. While these actions are intended to benefit existing shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest substantial sums in its business in order to provide enhanced services, systems and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). An assessment of economies of scale must also take into account that Dodge & Cox invests significant time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, expenses are capped, which means that Dodge & Cox earns no revenue and subsidizes the operations of a new Fund for a period of time until it reaches scale.

In addition, the Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff, technology, cybersecurity, and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. Over the last ten years, Dodge & Cox has increased its spending on third party research, data services, trading systems, technology, and recordkeeping service expenses at a rate that has significantly outpaced the Funds’ growth rate during the same period.

The Board considered that Dodge & Cox has a history of voluntarily limiting asset growth in several Funds that experienced significant inflows by closing them to new investors in order to protect the Funds’ ability to achieve good investment returns for shareholders. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a very competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 2-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (57)	Chairman and Trustee (Officer since 2004)	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	—
Dana M. Emery (54)	President and Trustee (Trustee since 1993)	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and Global Bond Investment Policy Committee (GBIPC)	—
John A. Gunn (72)	Senior Vice President (Officer since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC (until 2015)	—
Diana S. Strandberg (56)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC	—
David H. Longhurst (58)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Thomas M. Mistele (62)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (41)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox	—
INDEPENDENT TRUSTEES
Thomas A. Larsen (66)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2013); Partner of Arnold & Porter LLP (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (55)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Shutterfly, Inc. (internet photography services/publishing) (since 2013)
Robert B. Morris III (63)	Trustee (Since 2011)	Advisory Director, The Presidio Group (since 2005)	—
Gary Roughead (64)	Trustee (Since 2013)	Annenberg Distinguished Visiting Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012)
Mark E. Smith (64)	Trustee (Since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (69)	Trustee (Since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2.	CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather and Robert B. Morris III, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
(a) Audit Fees	$340,000	$317,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	350,200	333,800
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e) (1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e) (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $795,300 and $723,600, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	February 26, 2016